PROSPECTUS -- MAY 1, 2003

PENN SERIES FUNDS, INC.
600 DRESHER ROAD, HORSHAM, PA 19044  -  TELEPHONE 800-523-0650

                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Penn Series Funds, Inc. ("Penn Series" or the "Company") is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 17 different portfolios (each a "Fund" and collectively, the "Funds") advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Putnam Investment Management, LLC, Franklin Advisers, Inc., Lord, Abbett & Co. LLC, Heitman Real Estate Securities LLC, Royce & Associates, LLC, Vontobel Asset Management, Inc., RS Investment Management, Inc., Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated. One of the Funds, the Core Equity Fund, is currently available only to separate accounts that fund group annuity contracts issued by Penn Mutual in the qualified pension plan market.

PROSPECTUS CONTENTS                                                      PAGE
-----------------------------------------------------------------------------
INVESTMENT SUMMARY                                                          4
      MONEY MARKET FUND                                                     4
      LIMITED MATURITY BOND FUND                                            6
      QUALITY BOND FUND                                                     9
      HIGH YIELD BOND FUND                                                 12
      FLEXIBLY MANAGED FUND                                                15
      CORE EQUITY FUND                                                     18
      GROWTH EQUITY FUND                                                   21
      LARGE CAP VALUE FUND                                                 24
      LARGE CAP GROWTH FUND                                                27
      INDEX 500 FUND                                                       29
      MID CAP GROWTH FUND                                                  32
      MID CAP VALUE FUND                                                   35
      STRATEGIC VALUE FUND                                                 38
      EMERGING GROWTH FUND                                                 40
      SMALL CAP VALUE FUND                                                 43
      INTERNATIONAL EQUITY FUND                                            46
      REIT FUND                                                            49
ADDITIONAL INFORMATION                                                     51
MANAGEMENT                                                                 51
      Investment Adviser                                                   51
      Sub-Advisers                                                         52
      Expenses and Limitations                                             55
ACCOUNT POLICIES                                                           56
      Purchasing and Selling Fund Shares                                   56
      How the Funds Calculate NAV                                          56
      Dividends and Distributions                                          56
      Taxes                                                                56
FINANCIAL HIGHLIGHTS                                                       58

INVESTMENT SUMMARY: MONEY MARKET FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to preserve
                           shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

INVESTMENT STRATEGY:       The Fund will invest in a diversified portfolio of
                           high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements.
                           The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less. Penn Series' policy is to seek to maintain a stable price of $1.00 per share of the Fund.

RISKS OF INVESTING:        The Fund may be appropriate for investors who want to
                           minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance
                           Corporation or any other government agency.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They include only those periods in which ICMI managed the Fund's investments.
                           The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993            2.53%
1994            3.71%
1995            5.51%
1996            5.00%
1997            5.15%
1998            5.00%
1999            4.66%
2000            5.99%
2001            4.00%
2002            1.65%

                           BEST QUARTER        WORST QUARTER
                               1.57%                0.33%
                            (12/31/00)           (12/31/02)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                          MONEY MARKET FUND
                           ---------------------------------
                           1 Year              1.65%
                           5 Year              4.26%
                           10 Year             4.31%

The current yield of the Money Market Fund for the seven-day period ended December 31, 2002 was 1.14%.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

      Investment Advisory Fees                                        0.19%
      Distribution (12b-1) Fees                                       None
      Other Expenses                                                  0.28%
      TOTAL ANNUAL FUND OPERATING EXPENSES                            0.47%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                    $  50
                       3 Years                   $ 155
                       5 Years                   $ 271
                       10 Years                  $ 610

INVESTMENT SUMMARY: LIMITED MATURITY BOND FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to provide
                           the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in debt securities, commonly referred to as bonds. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in short-to-intermediate term investment grade debt securities of the U.S. government and corporate issuers. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.
                           With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The
                           Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

                           DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

                           QUALITY: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds."

                           SECTORS: The Fund will invest primarily in Corporate Bonds and U.S. Government Bonds, including Mortgage-Backed and Asset-Backed Securities.

                           TURNOVER: Because the Adviser will look for inefficiencies in the market and sell when they feel a security is fully priced, turnover can be expected to be relatively high.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt. The Fund's value will change primarily with the changes in the prices of fixed income securities
                           (e.g., bonds) held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund.
                           Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For year ended December 31

2001             6.64%
2002             6.25%

                           BEST QUARTER        WORST QUARTER
                               3.06%               0.11%
                            (12/31/00)          (12/31/01)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                                                 SALOMON BROTHERS
                                                    LIMITED MATURITY BOND         TREASURY/AGENCY
                                                           FUND                1 TO 5 YEAR INDEX(1)/
                           -------------------------------------------------------------------------
                           1 Year                           6.25%                      7.76%

                           Since May 1, 2000(2)/            7.54%                      9.00%

                  (1)/ The Salomon Brothers Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                  (2)/     Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

      Investment Advisory Fees                                        0.30%
      Distribution (12b-1) Fees                                       None
      Other Expenses                                                  0.33%
      TOTAL ANNUAL FUND OPERATING EXPENSES                            0.63%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                   $  65
                       3 Years                  $ 205
                       5 Years                  $ 357
                       10 Years                 $ 799

INVESTMENT SUMMARY: QUALITY BOND FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:      The Fund seeks the highest income over the long term
                           that is consistent with the preservation of principal.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in debt securities, commonly referred to as bonds. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in marketable investment-grade debt securities. The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

                           DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally at between 3.5 and 5.5 years, depending on the interest rate outlook.

                           QUALITY: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds."

                           SECTORS: The fund will invest primarily in the following sectors: Corporate Bonds, U.S. Government Bonds, U.S. Government Agency Securities, Commercial Paper, Collateralized Mortgage Obligations, and Asset-Backed Securities.

                           TURNOVER: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, turnover can be relatively high. The Fund's annual portfolio turnover rates for 2002, 2001, and 2000, were 498.6%, 930.7%, and 1,046.5%, respectively.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are seeking investment income and preservation of principal. The Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They only include those periods in which ICMI managed the Fund's investments.
                           They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993            11.67%
1994            -5.29%
1995            20.14%
1996             4.14%
1997             8.03%
1998            10.17%
1999             0.00%
2000            12.00%
2001             8.91%
2002             5.28%

                           BEST QUARTER       WORST QUARTER
                              6.31%             (4.71)%
                            (3/31/95)          (3/31/94)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                                      SALOMON BROTHERS
                                                                      BROAD INVESTMENT
                                             QUALITY BOND FUND      GRADE BOND INDEX(1)/
                           -------------------------------------------------------------
                           1 Year                  5.28%                   10.09%

                           5 Year                  7.19%                   7.52%

                           10 Year                 7.30%                   7.53%

                  (1)/ The Salomon Brothers Broad Investment Grade Bond Index (Salomon Index) is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.34%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.28%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                    $  65
                       3 Years                   $ 204
                       5 Years                   $ 355
                       10 Years                  $ 795

INVESTMENT SUMMARY: HIGH YIELD BOND FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to realize
                           high current income.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called
                           "junk bonds," income-producing convertible securities and preferred stocks. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. High yield bonds are rated below investment grade (BB and lower) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
                           The Fund's dollar-weighted average maturity generally is expected to be in the six- to twelve-year range.
                           In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When the Sub-Adviser's outlook for the economy is positive, they may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential. When the Sub-Adviser's outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds. The
                           Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The Fund's value will change primarily with changes in the prices of the bonds held by the Fund. The value of bonds will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

                           Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the Fund's credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. The Fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds, since better-quality junk bonds follow the higher grade market to some extent. But if the Fund's focus is bonds rated B and below, credit risk will probably predominate. To the extent the Fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993            19.81%
1994             7.33%
1995            16.41%
1996            13.87%
1997            15.78%
1998             4.75%
1999             4.24%
2000            -3.69%
2001             6.92%
2002             3.41%

                           BEST QUARTER        WORST QUARTER
                               7.53%              (4.48)%
                             (3/30/93)           (9/30/98)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                         HIGH YIELD     CS FIRST BOSTON GLOBAL
                                          BOND FUND       HIGH YIELD INDEX(1)/
                           ---------------------------------------------------
                           1 Year           3.41%                3.10%

                           5 Year           3.07%                3.19%

                           10 Year          7.08%                7.43%

                  (1)/ The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.50%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.33%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.83%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $    86
                       3 Years                $   269
                       5 Years                $   467
                       10 Years               $ 1,040

INVESTMENT SUMMARY: FLEXIBLY MANAGED FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to maximize
                           total return (capital appreciation and income).

INVESTMENT STRATEGY:       The Fund invests primarily in common stocks of
                           established U.S. companies that it believes have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund's objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the
                           Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

                           The Fund's approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supple of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds. The Fund's value will change primarily with changes in the prices of the securities held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund that would be the case with a more diversified fund.
                           A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. To the extent the Fund invests in foreign securities, some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

1993            15.79%
1994             4.14%
1995            22.28%
1996            16.37%
1997            15.65%
1998             6.09%
1999             7.15%
2000            22.22%
2001            10.34%
2002             0.87%

                           BEST QUARTER            WORST QUARTER
                              10.72%                  (9.28)%
                            (6/30/99)                (9/30/98)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                        FLEXIBLY MANAGED FUND    S&P 500 INDEX(1)/
                           -------------------------------------------------------
                           1 Year               0.87%                (22.10)%

                           5 Year               9.11%                 (0.59)%

                           10 Year             11.87%                  9.33%

                           (1)/ The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.60%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.25%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.85%(1)/

----------
(1)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 0.84% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $    88
                       3 Years                $   275
                       5 Years                $   479
                       10 Years               $ 1,065

INVESTMENT SUMMARY: CORE EQUITY FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to provide
                           total return through a combination of current income and capital appreciation.

INVESTMENT STRATEGY:       Under normal market conditions, the Fund invests at
                           least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will primarily invest in common stocks of well established companies that the Adviser believes have long-term potential for above-average growth in earnings and income. The
                           Adviser may from time to time invest in non-dividend paying companies with prospects for future income or capital appreciation. The Adviser may also use convertible bonds or preferred stock to enhance income as well as provide capital appreciation. The
                           Adviser's approach emphasizes companies that it believes are capable of generating strong earnings and sales gains in an increasingly global economy.
                           Companies with consistent earnings growth are most able to provide a predictable level of current income as well as the potential for growth in income over time. By its nature the Fund invests primarily in large-capitalization companies.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning above-average growth in capital and income. The
                           Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stock. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with smaller, less well established companies. Investing in companies with dividends may also reduce the volatility associated with common stock investing. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.
                           Convertible bonds and preferred stocks may also be affected by the change in the level of interest rates and investor judgements about the quality of the issuer. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

2001           -18.62%
2002           -23.86%

                           BEST QUARTER      WORST QUARTER
                               7.81%           (15.57)%
                            (12/31/01)         (3/31/01)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                                   CORE EQUITY FUND     S&P 500 INDEX(1)/
                           --------------------------------------------------------------
                           1 Year                      (23.86)%             (22.10)%

                           Since May 1, 2000(2)/       (19.10)%             (15.97)%


                           (1)/ The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                           (2)/    Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.50%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.42%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.92%
     Fee Waivers                                                     (0.01)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              0.91%

(1)/ The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $    94
                       3 Years                $   295
                       5 Years                $   512
                       10 Years               $ 1,137

INVESTMENT SUMMARY: GROWTH EQUITY FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve
                           long-term growth of capital and increase of future income.

INVESTMENT STRATEGY:       Under normal market conditions, the Fund invests at
                           least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in common stocks of well established companies that the Adviser believes have long-term growth potential. In selecting the Fund's investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater than the projected growth rate of the economy as a whole. The Adviser's approach emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy. The Adviser believes that, over the long term, the earnings of well established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. Secondarily, the Adviser also considers the dividend paying potential of well established companies.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in the common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They include only those periods in which ICMI managed the Fund's investments.
                           The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993            12.43%
1994            -8.12%
1995            26.45%
1996            19.76%
1997            26.74%
1998            41.67%
1999            34.10%
2000           -26.10%
2001           -25.34%
2002           -34.90%

                           BEST QUARTER      WORST QUARTER
                              27.93%            (21.47)%
                            (12/31/99)         (12/31/00)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                         GROWTH EQUITY    RUSSELL 1000 GROWTH
                                             FUND              INDEX(1)/
                           ----------------------------------------------------
                           1 Year          (34.90)%            (27.89)%

                           5 Year           (7.36)%             (3.84)%

                           10 Year           3.07%               6.71%


                           (1)/ The Russell 1000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.64%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.29%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.93%
     Fee Waivers                                                     (0.01)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              0.92%(2)/

----------
(1)/ The Administrative and Corporate Services Agent and the Adviser have contractually agreed under the administrative and corporate services agreement and the investment advisory agreement to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. These agreements continue indefinitely as long as they are approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

(2)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 0.87% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $    96
                       3 Years                $   299
                       5 Years                $   519
                       10 Years               $ 1,154

INVESTMENT SUMMARY: LARGE CAP VALUE FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Putnam Investment Management, LLC

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to maximize
                           total return (capital appreciation and income).

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in equity securities of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large cap companies are those with market capitalizations above $2 billion. In selecting individual investments for the Fund, the Sub-Adviser attempts to find under-valued stocks that offer the potential for both current income and capital appreciation. To find such a stock, the Sub-Adviser considers a company's financial strength, competitive position in its industry and projected future earnings and dividends. The Sub-Adviser normally will purchase the common stock of a company when it believes that the stock is under-valued compared to its true worth.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return. The
                           Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                           However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1, 2000. Since May 1, 2000,
                           Putnam Investment Management, LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993             7.08%
1994             2.92%
1995            37.48%
1996            25.19%
1997            24.98%
1998             9.59%
1999            -0.80%
2000            12.64%
2001            -2.40%
2002           -14.96%

                           BEST QUARTER      WORST QUARTER
                              16.16%           (19.52)%
                            (6/30/97)          (9/30/02)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                               LARGE CAP         RUSSELL 1000
                                              VALUE FUND       VALUE INDEX(1)/
                           ----------------------------------------------------
                           1 Year              (14.96)%            (15.52)%

                           5 Year                0.32%              1.16%

                           10 Year               9.19%              10.81%


                           (1)/ The Russell 1000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.60%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.28%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.88%(1)/

----------
(1)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 0.86% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                $     91
                       3 Years               $    284
                       5 Years               $    493
                       10 Years              $  1,097

INVESTMENT SUMMARY: LARGE CAP GROWTH FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve
                           long-term growth of capital (capital appreciation).

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in investments of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. For this Fund, large cap companies are those with market capitalization within the top 50% of companies in the Russell 1000 Index at the time of purchase. The Russell 1000 Index consists of the 1000 largest companies that have issued publicly traded securities. Growth companies in which the Fund may invest include those that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains or are trading at valuations that appear attractive relative to their growth rates.
                           These companies generally dominate, or are gaining market share in, their industry and have a reputation for quality management, and superior products and services. In choosing investments, the Sub-Adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the Sub-Adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the Fund seeks investments across a number of sectors, it expects to have substantial positions in the technology sector
                           (including health technology, electronic technology and technology services, communications and financial services companies). In addition to investing in equity securities of large cap growth companies, the Fund may invest in a variety of other securities that the Sub-Adviser believes may help the Fund to achieve its objective of long-term growth of capital, including foreign securities and investments of small to medium capitalization companies.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.
                           In general, common stocks are more volatile than other investments, such as fixed income securities.
                           The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments. Also, to the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. The Fund's investments in foreign securities involve more risks than investing in U.S. securities. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The Fund commenced operations on May 1, 2002. Because
                           the Fund did not have a full calendar year of performance on December 31, 2002, performance results have not been provided.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.55%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  1.56%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            2.11%
     Fee Waivers                                                     (1.13)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              0.98%

----------
(1)/ The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   129
                       3 Years                $   401
                       5 Years                $   695
                       10 Years               $ 1,530

INVESTMENT SUMMARY: INDEX 500 FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Wells Capital Management Incorporated

INVESTMENT OBJECTIVE:      The Fund's investment objective is total return
                           (capital appreciation and income) which corresponds to that of the Standard & Poor's Composite Index of 500 stocks.

INVESTMENT STRATEGY:       The Fund invests substantially all of its assets in
                           securities listed in the S&P 500 Index which is comprised of 500 selected securities (mostly common stocks). The Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis.
                           Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index. In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index. The
                           Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

2001           -11.98%
2002           -22.28%

                           BEST QUARTER      WORST QUARTER
                              10.69%           (17.23)%
                            (12/31/01)         (9/30/02)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                          INDEX 500 FUND       S&P 500 INDEX(1)/
                  --------------------------------------------------------------
                  1 Year                     (22.28)%              (22.10)%

                  Since May 1, 2000(2)/      (16.09)%              (15.91)%


                  (1)/ The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                  (2)/     Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.07%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.29%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.36%(1)/

----------
(1)/ The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Administrative and Corporate Services Agent waived a portion of its fees and/or reimbursed expenses in order to keep total operating expenses at a specified level. The Administrative and Corporate Services Agent may discontinue all or part of this waiver in the future. With this fee waiver, the Fund's actual total operating expenses in calendar (fiscal) year 2002 were 0.25%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                   $  38
                       3 Years                  $ 118
                       5 Years                  $ 207
                       10 Years                 $ 466

INVESTMENT SUMMARY: MID CAP GROWTH FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Turner Investment Partners, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to maximize
                           capital appreciation.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in equity securities of mid cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy.
                           Mid cap companies have market capitalization in the range of those companies included in the Russell
                           Midcap Index (currently $1.3 billion to $10.8 billion). The Fund will invest in securities of U.S.
                           companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The Fund's exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap
                           Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently which may result in higher transaction costs and additional tax liabilities.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.
                           The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                           However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

2001           -28.11%
2002           -32.59%

                           BEST QUARTER      WORST QUARTER
                             25.80%            (32.07)%
                           (12/31/01)         (9/30/01)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                          MID CAP GROWTH       RUSSELL MIDCAP
                                              FUND             GROWTH INDEX(1)/
                  --------------------------------------------------------------
                  1 Year                    (32.59)%              (27.41)%

                  Since May 1, 2000(2)/     (27.47)%              (24.79)%

                  (1)/ The Russell Midcap Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                  (2)/     Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.70%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.35%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.05%
     Fee Waivers                                                     (0.06)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              0.99%(2)/

----------
(1)/ The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

(2)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 0.88% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   103
                       3 Years                $   321
                       5 Years                $   557
                       10 Years               $ 1,234

INVESTMENT SUMMARY: MID CAP VALUE FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve
                           growth of capital.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in equity securities of mid cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy.
                           Mid cap companies have capitalization in the range of the Russell Midcap Index (currently $1.3 billion to
                           $10.8 billion). In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The
                           Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The
                           Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.
                           The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                           However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

2001            -3.17%
2002            -9.42%

                           BEST QUARTER      WORST QUARTER
                             10.67%            (14.30)%
                           (12/31/01)         (9/30/02)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                           MID CAP VALUE        RUSSELL MIDCAP
                                               FUND             VALUE INDEX(1)/
                  -------------------------------------------------------------
                  1 Year                      (9.42)%               (9.65)%

                  Since May 1, 2000(2)/        3.19%                 3.16%


                  (1)/ The Russell Midcap Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                  (2)/     Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.55%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.30%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.85%(1)/

----------
(1)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 0.75% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $    88
                       3 Years                $   275
                       5 Years                $   478
                       10 Years               $ 1,064

INVESTMENT SUMMARY: STRATEGIC VALUE FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve
                           capital appreciation.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests its net
                           assets primarily in equity securities of mid cap companies with market capitalization in the approximate range of $500 million to $10 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.
                           Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.
                           Generally, the Fund, using a value approached, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for the company's products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.
                           The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                           However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The Fund commenced operations on May 1, 2002. Because
                           the Fund did not have a full calendar year of performance on December 31, 2002, performance results have not been provided.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.72%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  1.52%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            2.24%
     Fee Waivers                                                     (1.00)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              1.24%

----------
(1)/ The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement, to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.25% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   102
                       3 Years                $   318
                       5 Years                $   552
                       10 Years               $ 1,225

INVESTMENT SUMMARY: EMERGING GROWTH FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               RS Investment Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is capital
                           appreciation.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests primarily
                           in common stocks of emerging growth companies. In selecting the Fund's investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The
                           Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company.
                           In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace. The Sub-Adviser's approach emphasizes companies in those sectors of the economy that are experiencing rapid growth.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. In addition, the Fund is subject to the risk that its principal market segment, small capitalization emerging growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1998            35.70%
1999           185.03%
2000           -28.54%
2001           -15.84%
2002           -42.08%

                           BEST QUARTER     WORST QUARTER
                             76.17%           (30.67)%
                           (12/31/99)         (9/30/01)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                         EMERGING GROWTH     RUSSELL 2000 GROWTH
                                              FUND                INDEX(1)/
                  --------------------------------------------------------------
                  1 Year                    (42.08)%              (30.26)%

                  5 Year                      6.14%                (6.59)%

                  Since May 1, 1997(2)/      11.73%                (1.69)%


                           (1)/ The Russell 2000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                           (2)/    Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.74%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.32%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.06%
     Fee Waivers                                                     (0.01)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              1.05%

----------
(1)/ The Administrative and Corporate Services Agent and the Adviser have contractually agreed under the administrative and corporate services agreement and the investment advisory agreement, to waive portions of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.15% of average daily net assets per year. These agreements continue indefinitely so long as they are approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   109
                       3 Years                $   341
                       5 Years                $   591
                       10 Years               $ 1,307

INVESTMENT SUMMARY: SMALL CAP VALUE FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Royce & Associates, LLC

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to seek
                           capital appreciation.

INVESTMENT STRATEGY:       Under normal circumstances, the Fund invests at least
                           80% of its assets in common stocks of small-cap companies. Investors will be given 60 days' advance notice of any change in this policy. Small cap companies have market capitalization in the range of the Russell 2000 Index (currently under $1.3 billion). The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies that have publicly issued securities. The Fund will attempt to take advantage of what the Sub-Adviser believes are opportunistic situations for under-valued securities.
                           Such opportunities may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset value or under-valued growth companies.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.
                           The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.

                           In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the Fund owns. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

                           The Fund's ability to achieve its goal will depend largely on the Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1, 2000. Since May 1, 2000, Royce
                           & Associates, LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1996            19.76%
1997            23.02%
1998            -9.16%
1999            -1.33%
2000            13.73%
2001            16.75%
2002           -16.76%

                           BEST QUARTER     WORST QUARTER
                             22.26%           (28.29)%
                           (12/31/01)         (9/30/02)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                           SMALL CAP VALUE    RUSSELL 2000 VALUE
                                                FUND              INDEX(1)/
                  --------------------------------------------------------------
                  1 Year                       (16.76)%              (11.43)%

                  5 Years                       (0.19)%                2.71%

                  Since March 1, 1995 (2)/       6.56%                10.77%


                  (1)/ The Russell 2000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                  (2)/     Inception date of the Fund.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.85%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.31%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.16%
     Fee Waivers                                                     (0.01)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              1.15%

----------
(1)/ The Administrative and Corporate Services Agent and the Adviser have contractually agreed under the administrative and corporate services agreement and the investment advisory agreement, to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.15% of average daily net assets per year. These agreements continue indefinitely so long as they are approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   119
                       3 Years                $   370
                       5 Years                $   642
                       10 Years               $ 1,417

INVESTMENT SUMMARY: INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Vontobel Asset Management, Inc.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve
                           capital appreciation.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United
                           Kingdom, Denmark, Sweden, Switzerland, Norway, Japan,
                           Hong Kong, Australia, New Zealand and Singapore. The
                           Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies
                           Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders.
                           The Sub-Adviser's goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 50-90 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may also invest in securities of companies in emerging and developing markets.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.
                           Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies.
                           As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks.
                           However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The bar chart and table below show the performance of
                           the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

[CHART]

For years ended December 31

1993            38.14%
1994            -6.31%
1995            13.80%
1996            16.87%
1997            10.41%
1998            18.85%
1999            45.78%
2000           -18.67%
2001           -28.12%
2002            -9.94%

                           BEST QUARTER     WORST QUARTER
                             32.31%           (18.69)%
                           (12/31/99)         (3/31/01)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2002)

                                          INTERNATIONAL EQUITY       MSCI EAFE
                                                 FUND                INDEX(1)/
                  -------------------------------------------------------------
                  1 Year                        (9.94)%               (15.66)%

                  5 Year                        (1.83)%                (2.61)%

                  10 Year                        5.65%                  4.30%


                  (1)/ The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of International Equity performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.85%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  0.38%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.23% (1)/

----------
(1)/ A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2002 were 1.19% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   128
                       3 Years                $   398
                       5 Years                $   689
                       10 Years               $ 1,517

INVESTMENT SUMMARY: REIT FUND

INVESTMENT ADVISER:        Independence Capital Management, Inc.

SUB-ADVISER:               Heitman Real Estate Securities LLC.

INVESTMENT OBJECTIVE:      The investment objective of the Fund is to achieve a
                           high total return consistent with reasonable investment risks.

INVESTMENT STRATEGY:       Under normal conditions, the Fund invests at least
                           80% of its net assets in equity securities of real estate investment trusts ("REITs"). Investors in the Fund will be given 60 days' advance notice of any changes to this policy. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos. In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies. The
                           Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate. The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics. The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

RISKS OF INVESTING:        An investment in the Fund may be appropriate for
                           investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The prices of the securities held in the Fund will fluctuate. Price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.
                           These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. REITs may expose the Fund to risks similar to those associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:   The Fund commenced operations on May 1, 2002. Because
                           the Fund did not have a full calendar year of performance on December 31, 2002, performance results have not been provided.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

     Investment Advisory Fees                                        0.70%
     Distribution (12b-1) Fees                                       None
     Other Expenses                                                  1.55%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            2.25%
     Fee Waivers                                                     (1.03)%(1)/
     NET ANNUAL FUND OPERATING EXPENSES                              1.22%

----------
(1)/ The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement, to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.25% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                       1 Year                 $   127
                       3 Years                $   395
                       5 Years                $   684
                       10 Years               $ 1,507

PENN SERIES FUNDS, INC.

ADDITIONAL INFORMATION

TEMPORARY INVESTING: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

PORTFOLIO TURNOVER: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover may result in increased transaction costs.

INDEX 500 FUND: "S&P 500 Index" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index 500 Fund.

MANAGEMENT

INVESTMENT ADVISER

INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $11.3 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044 and Five Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087. As of December 31, 2002, ICMI serves as investment adviser for about $2 billion of investment assets.

ICMI provides day-to-day portfolio management services for the MONEY MARKET, LIMITED MATURITY BOND, QUALITY BOND, CORE EQUITY, and GROWTH EQUITY FUNDS.

Richardson T. Merriman, Senior Vice President of Independence Capital Management, Inc. and Nils L. Berglund, Vice President of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. Merriman has been responsible for management of the Growth Equity Fund since 1995, assisted by Mr. Berglund. In addition to serving as officers of Independence Capital Management, Inc., Messrs. Merriman and Berglund serve as President and Senior Vice President, respectively, of The Pennsylvania Trust Company, a wholly-owned subsidiary of Penn Mutual.

JoAnne T. Fredericks and George C. McFarland, Jr., Vice Presidents of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Core Equity Fund. Ms. Fredericks has also served as Senior Vice President of The Pennsylvania Trust Company since April 2000 and prior thereto, was Senior Vice President at First Investment Advisors, a division of First Union Bank. Mr. McFarland has also served as Vice President of The Pennsylvania Trust Company since April 1998 and prior thereto, was an attorney at High, Swartz, Roberts & Seidel LLP, Norristown, PA.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

In addition, ICMI provides investment management services to the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH FUND, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS through sub-advisers that are selected to manage the Funds.

MANAGER OF MANAGERS STRUCTURE. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE FUND, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS. ICMI remains responsible for the performance of these Funds, as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

Shareholders of the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH, EMERGING GROWTH, STRATEGIC VALUE, SMALL CAP VALUE, INTERNATIONAL EQUITY and REIT FUNDS have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.

ICMI currently manages the assets of the MONEY MARKET, QUALITY BOND, CORE EQUITY AND GROWTH EQUITY FUNDS. While it has no present intention to do so, shareholders of these Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.

Shareholders of the LIMITED MATURITY BOND, INDEX 500, MID CAP GROWTH AND MID CAP VALUE FUNDS may, in the future, be asked to approve a proposal authorizing ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire, terminate and replace sub-advisers without shareholder approval.

SUB-ADVISERS

T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED and the HIGH YIELD BOND FUNDS. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2002, Price Associates and its affiliates managed more than $140 billion of assets for over eight million individual and institutional accounts.

Stephen W. Boesel, Vice President of Price Associates, is Chairman of the Investment Advisory Committee that manages the Flexibly Managed Fund. Mr. Boesel has day-to-day responsibility for managing the Fund and works with the Committee is developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining Price Associates in 1973.

Mark J. Vaselkiv, Vice President of Price Associates, is Chairman of the Investment Advisory Committee that manages the High Yield Bond Fund. Mr. Vaselkiv has day-to-day responsibility for managing the Fund and has worked with the Committee in developing and executing the Fund's investment program since 1996. He has been managing investments in the high yield bond market of Price Associates since joining the firm in 1988.

PUTNAM INVESTMENT MANAGEMENT, LLC. Putnam Investment Management, LLC ("Putnam") is sub-adviser to the LARGE CAP VALUE FUND. As sub-adviser, Putnam provides investment management services to the Fund. Putnam is located at One Post Office Square, Boston, Massachusetts, 02109. As of December 31, 2002, Putnam and its affiliates had over $250 billion in assets under management.

The Putnam Large Cap Value Team has joint and primary responsibility for the day-to-day management of the Large Cap Value Fund.

FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") is the sub-adviser to the LARGE CAP GROWTH FUND. As sub-adviser, Franklin Advisers provides investment management to the Fund. Franklin Advisers, an indirect wholly-owned subsidiary of Franklin Resources, Inc., is located at One Franklin Parkway, San Mateo, California, 94403-1906. As of December 31, 2002, Franklin Advisers and its affiliates had approximately $257.7 billion in assets under management.

Kent Shepherd and William Hawes are primarily responsible for the day-to day portfolio management of the Large Cap Growth Fund. Mr. Shepard has been a manager of the Fund since May 2002, and has been with Franklin Advisers since 1991. Mr. Hawes has been a manager of the Fund since May 2002. He joined Franklin Advisers in 1998. Previously, he was with North American Mortgage Company.

LORD, ABBETT & CO. LLC Lord, Abbett & Co. LLC ("Lord Abbett") is sub-adviser to the STRATEGIC VALUE FUND. As sub-adviser, Lord Abbett provides day-to day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $48.1 billion in more than 40 mutual fund portfolios and other advisory accounts as of December 31, 2002.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde is primarily responsible for the day-to day portfolio management services to the Fund. Mr. von der Linde, Partner and Portfolio Manager, joined Lord Abbett in 1988, and has been in the investment business since 1985.

HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT FUND. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2002, Heitman had approximately $1.003 billion in assets under management.

Timothy J. Pire, Reagan A. Pratt, Larry S. Antonatos and Jerome W. Ehlinger are primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as Vice President of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining Heitman, Mr. Antonatos served as Associate Director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund Manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Jerome W. Ehlinger, CFA is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Ehlinger also oversees Heitman's trading positions. Prior to joining Heitman, Mr. Ehlinger was Senior Associate with Morgan Stanley Dean Witter, where was responsible for the investigation, analysis and investment recommendation of publicly traded REITs (1996-2000). Mr. Ehlinger also worked in Morgan Stanley Dean Witter's equity research department where in addition to the above responsibilities, he worked with the company's investment bankers on secondary and initial public offerings for publicly traded REITs.

WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") is sub-adviser to the INDEX 500 FUND. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. As of December 31, 2002, Wells and its affiliates had approximately $110 billion in assets under management.

David D. Sylvester and Laurie R. White have primary responsibility for the day-to-day management of the Index 500 Fund. Mr. Sylvester is an Executive Vice President at Wells and has been affiliated with Wells or its affiliates since 1979. Ms. White has been a Managing Director at Wells and has been affiliated with Wells or its affiliates since 1991.

TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the MID CAP GROWTH FUND. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2002, Turner had approximately $8 billion in assets under management.

Chris McHugh, Bill McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is Senior Equity Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Prior to 1998, Mr. McVail was Portfolio Manager at PNC Equity Advisors. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer for Growth Equities.

NEUBERGER BERMAN MANAGEMENT, INC. Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the MID CAP VALUE FUND. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2002, Neuberger Berman and its affiliates had approximately $56.1 billion in assets under management.

Andrew B. Wellington is primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. He is a Vice President of Neuberger Berman and is a Vice President of Neuberger Berman, LLC. Mr. Wellington has been an Associated Portfolio Manager with Neuberger Berman since 2001. From 1996 to 2001 he was a portfolio manager and Senior Research Analyst with Pzena Investment Management.

ROYCE & ASSOCIATES, LLC Royce & Associates, LLC ("Royce") is sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, Royce provides investment management services to the Fund. Royce is located at 1414 Avenue of the Americas, New York, New York, 10019. As of December 31, 2002, Royce had over $8 billion in assets under management.

Boniface A. Zaino has primary responsibility for the day-to-day investment management of the Fund. Mr. Zaino is a Managing Director and Senior Portfolio Manager at Royce. He joined Royce in 1998 from Trust Company of the West where he was Group Managing Director since 1984.

RS INVESTMENT MANAGEMENT, INC. (formerly, Robertson Stephens Investment Management, Inc.) RS Investment Management, Inc. ("RSIM") is sub-adviser to the EMERGING GROWTH FUND. As sub-adviser, RSIM provides day-to-day portfolio management services to the Fund. RSIM is located at 388 Market Street, San Francisco, California, 94111. As of December 31, 2002, RSIM managed more than $4.3 billion for individual and institutional clients.

James Callinan, Portfolio Manager of RSIM, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as Portfolio Manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") is sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund.

Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York, 10022. As of December 31, 2002, Vontobel managed assets of over $1.3 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $40 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an analyst with Swiss Bank Corporation, New York.

EXPENSES AND LIMITATIONS

The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:

             FUND                    EXPENSE LIMITATION                 FUND                 EXPENSE LIMITATION
-------------------------------- --------------------------- --------------------------- ---------------------------
         Money Market                      0.80%                  Large Cap Value                  1.00%

     Limited Maturity Bond                 0.90%*                    Index 500                     0.40%*

         Quality Bond                      0.90%                   Mid Cap Growth                  1.00%

        High Yield Bond                    0.90%                   Mid Cap Value                   1.00%

       Flexibly Managed                    1.00%                  Emerging Growth                  1.15%

          Core Equity                      1.00%                  Small Cap Value                  1.15%

         Growth Equity                     1.00%                International Equity               1.50%

       Large Cap Growth                    1.00%                     REIT Fund                     1.25%

        Strategic Value                    1.25%


* Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund's total expenses do not exceed 0.65% and the Index 500 Fund's total expenses do not exceed 0.25%.

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Equity, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Core Equity, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

For the year ended December 31, 2002, each Fund paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate: Money Market
Fund: 0.19%; Quality Bond Fund: 0.34%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Equity Fund: 0.63%; Large Cap Value Fund: 0.60%; Emerging Growth Fund: 0.74%; Small Cap Value Fund: 0.84%; International Equity
Fund: 0.85%, Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55%.

The Large Cap Growth, Strategic Value and REIT Funds began operations on May 1, 2002. For its services, ICMI is entitled to receive base investment advisory fees as follows: Large Cap Growth Fund: 0.55%; Strategic Value Fund: 0.72%; and REIT Fund: 0.70%.

ACCOUNT POLICIES

PURCHASING AND SELLING FUND SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in a Fund. Each Fund (except for the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Fund values its assets by the amortized cost method, which approximates market value.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

TAXES

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

THE MONEY MARKET FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                               ---------     ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.02          0.04          0.06          0.05          0.05
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.02          0.04          0.06          0.05          0.05
                                                               ---------     ---------     ---------     ---------     ---------

LESS DIVIDENDS:
Dividends from net investment income                               (0.02)        (0.04)        (0.06)        (0.05)        (0.05)
                                                               ---------     ---------     ---------     ---------     ---------
Total dividends                                                    (0.02)        (0.04)        (0.06)        (0.05)        (0.05)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                               =========     =========     =========     =========     =========
  Total return                                                      1.65%         4.00%         5.99%         4.66%         5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 149,429     $ 128,408     $  94,045     $  86,581     $  53,626
                                                               =========     =========     =========     =========     =========
Ratio of expenses to average net assets                             0.47%         0.50%         0.58%         0.72%         0.72%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income to average net assets                1.62%         3.78%         5.89%         4.60%         4.88%
                                                               =========     =========     =========     =========     =========

THE LIMITED MATURITY BOND FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                 YEAR OR PERIOD ENDED DECEMBER 31,
                                                               -------------------------------------
                                                                  2002          2001          2000*
                                                               ---------     ---------     ---------
Net asset value, beginning of year                             $   10.35     $   10.13     $   10.00
                                                               ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.24          0.40          0.41
Net realized and unrealized gain on investment                      0.41          0.27          0.30
                                                               ---------     ---------     ---------
  Total from investment operations                                  0.65          0.67          0.71
                                                               ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.24)        (0.40)        (0.41)
Distribution from net realized gains                               (0.06)        (0.05)        (0.17)
                                                               ---------     ---------     ---------
  Total distributions                                              (0.30)        (0.45)        (0.58)
                                                               ---------     ---------     ---------
Net asset value, end of period or year                         $   10.70     $   10.35     $   10.13
                                                               =========     =========     =========
  Total  return                                                     6.25%         6.64%         7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $  42,941     $  18,376     $  10,898
                                                               =========     =========     =========
Ratio of expenses to average net assets                             0.63%         0.74%(c)      0.71%(a)
                                                               =========     =========     =========
Ratio of net investment income to average net assets                3.16%         4.96%(c)      6.01%(a)
                                                               =========     =========     =========
Portfolio turnover rate                                            224.2%        173.9%        331.6%
                                                               =========     =========     =========

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.

THE QUALITY BOND FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   10.39     $   10.33     $   10.40     $   10.40     $   10.20
                                                               ---------     ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.42          0.51          0.52          0.54          0.51
Net realized and unrealized gain (loss) on
investment transactions                                             0.13          0.41          0.66         (0.54)         0.53
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.55          0.92          1.18          0.00          1.04
                                                               ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                (0.42)        (0.51)        (1.06)         0.00         (0.51)
Distribution from net realized gains                               (0.02)        (0.35)        (0.17)         0.00         (0.33)
Return of capital                                                   0.00          0.00         (0.02)         0.00          0.00
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.44)        (0.86)        (1.25)         0.00         (0.84)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $   10.50     $   10.39     $   10.33     $   10.40     $   10.40
                                                               =========     =========     =========     =========     =========
  Total return                                                      5.28%         8.91%        12.00%         0.00%        10.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 156,206     $ 123,569     $  96,073     $  55,975     $  53,505
                                                               =========     =========     =========     =========     =========
Ratio of expenses to average net assets                             0.62%         0.65%         0.68%         0.77%         0.77%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income to average net assets                4.19%         5.23%         5.92%         5.21%         5.26%
                                                               =========     =========     =========     =========     =========
Portfolio turnover rate                                            498.6%        930.7%      1,046.5%        815.1%        477.2%
                                                               =========     =========     =========     =========     =========

THE HIGH YIELD BOND FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $    7.25     $    7.45     $    9.58     $    9.19     $    9.52
                                                               ---------     ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.70          0.72          0.91          0.89          0.79
Net realized and unrealized loss on investment                     (0.46)        (0.20)        (1.24)        (0.50)        (0.33)
transactions
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.24          0.52         (0.33)         0.39          0.46
                                                               ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                (0.71)        (0.72)        (1.80)         0.00         (0.79)
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.71)        (0.72)        (1.80)         0.00         (0.79)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $    6.78     $    7.25     $    7.45     $    9.58     $    9.19
                                                               =========     =========     =========     =========     =========
  Total return                                                      3.41%         6.92%        (3.69)%        4.24%         4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $  63,212     $  60,577     $  51,150     $  69,928     $  69,003
                                                               =========     =========     =========     =========     =========
Ratio of expenses to average net assets                             0.83%         0.87%(a)      0.87%(a)      0.85%         0.82%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income to average net assets                9.29%         9.57%(a)     10.07%(a)      9.11%         8.30%
                                                               =========     =========     =========     =========     =========
Portfolio turnover rate                                             80.4%         77.0%         65.4%         78.2%         82.7%
                                                               =========     =========     =========     =========     =========

    (a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively, for the years ended December 31, 2001 and December 31, 2000.

THE FLEXIBLY MANAGED FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young,, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   20.03     $   19.76     $   19.62     $   18.31     $   19.83
                                                               ---------     ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.56          0.60          0.58          0.67          0.60
Net realized and unrealized gain (loss) on investment
transactions                                                       (0.39)         1.44          3.26          0.64          0.61
                                                               ---------     ---------     ---------     ---------     ---------
   Total from investment operations                                 0.17          2.04          3.84          1.31          1.21
                                                               ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                (0.56)        (0.59)        (1.33)         0.00         (0.60)
Distribution from net realized gains                               (0.89)        (1.18)        (2.37)         0.00         (2.13)
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (1.45)        (1.77)        (3.70)         0.00         (2.73)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $   18.75     $   20.03     $   19.76     $   19.62     $   18.31
                                                               ---------     ---------     ---------     ---------     ---------
  Total return                                                      0.87%*       10.34%        22.22%         7.15%         6.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 526,569     $ 478,237     $ 432,379     $ 482,856     $ 545,486
                                                               =========     =========     =========     =========     =========
Ratio of  expenses  to  average  net assets                         0.85%         0.87%         0.83%         0.76%         0.76%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income to average net assets                2.71%*        2.89%         2.92%         3.25%         2.78%
                                                               =========     =========     =========     =========     =========
Portfolio turnover rate                                             30.6%         33.6%         30.6%         31.0%         48.0%
                                                               =========     =========     =========     =========     =========

    * The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

THE CORE EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                 YEAR OR PERIOD ENDED DECEMBER 31,
                                                               -------------------------------------
                                                                  2002          2001          2000*
                                                               ---------     ---------     ---------
Net asset value, beginning of year                             $    6.96     $    8.74     $   10.00
                                                               ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.04          0.04          0.03
Net realized and unrealized loss on investment
transactions                                                       (1.70)        (1.65)        (0.86)
                                                               ---------     ---------     ---------
  Total from investment operations                                 (1.66)        (1.61)        (0.83)
                                                               ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.04)        (0.05)        (0.03)
Distribution from net realized gains                                0.00          0.00          0.00
Return of capital                                                   0.00         (0.12)        (0.40)
                                                               ---------     ---------     ---------
   Total distributions                                             (0.04)        (0.17)        (0.43)
                                                               ---------     ---------     ---------
Net asset value, end of period or year                         $    5.26     $    6.96     $    8.74
                                                               =========     =========     =========
  Total return                                                    (23.86)%      (18.62)%       (8.38)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)               $  11,397     $  20,165     $  30,099
                                                               =========     =========     =========
Ratio of expenses to average net assets                             0.91%(c)      0.91%(c)      0.81%(a)
                                                               =========     =========     =========
Ratio of net investment income to average net assets                0.54%(c)      0.56%(c)      0.36%(a)
                                                               =========     =========     =========
Portfolio turnover rate                                            102.9%        145.9%         91.6%
                                                               =========     =========     =========

*For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.92% and 0.92%, and the ratio of net investment income to average net assets would have been 0.53% and 0.55%, respectively, for the years ended December 31, 2002 and December 31, 2001.

THE GROWTH EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                      YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------------
                                                                  2002            2001          2000          1999          1998
                                                               ---------       ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   15.07       $   20.19     $   41.41     $   30.88     $   24.37
                                                               ---------       ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (0.03)           0.00         (0.08)        (0.05)         0.02
Net realized and unrealized gain (loss) on investment
transactions                                                       (5.23)          (5.12)        (9.36)        10.58         10.12
                                                               ---------       ---------     ---------     ---------     ---------
  Total from investment operations                                 (5.26)          (5.12)        (9.44)        10.53         10.14
                                                               ---------       ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                 0.00            0.00          0.00          0.00         (0.02)
Distribution from net realized gains                                0.00            0.00         (7.69)         0.00         (3.61)
Return of capital                                                   0.00            0.00         (4.09)         0.00          0.00
                                                               ---------       ---------     ---------     ---------     ---------
  Total distributions                                               0.00            0.00        (11.78)         0.00         (3.63)
                                                               ---------       ---------     ---------     ---------     ---------
Net asset value, end of year                                   $    9.81       $   15.07     $   20 19     $   41.41     $   30.88
                                                               =========       =========     =========     =========     =========
  Total return                                                    (34.90)%        (25.34)%      (26.10)%       34.10%        41.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 102,418       $ 186,696     $ 216,016     $ 284,263     $ 195,692
                                                               =========       =========     =========     =========     =========
Ratio of expenses to average net assets                            (0.92)%(a)       0.92%         0.84%         0.73%         0.76%
                                                               =========       =========     =========     =========     =========
Ratio of net investment income (loss) to average net
assets                                                             (0.21)%(a)       0.02%        (0.27)%       (0.14)%        0.08%
                                                               =========       =========     =========     =========     =========
Portfolio turnover rate                                            773.6%          276.2%        309.3%        209.1%        161.3%
                                                               =========       =========     =========     =========     =========

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment loss to average net assets would have been (0.22)% for the year ended December 31, 2002.

THE LARGE CAP VALUE FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young,, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   16.97     $   18.07     $   22.21     $   22.39     $   22.55
                                                               ---------     ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.25          0.23          0.26          0.21          0.31
Net realized and unrealized gain (loss) on investment
transactions                                                       (2.80)        (0.66)         2.10         (0.39)         1.85
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                 (2.55)        (0.43)         2.36         (0.18)         2.16
                                                               ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:

Dividend from net investment income                                (0.24)        (0.23)        (0.48)         0.00         (0.31)
Distribution from net realized gains                               (0.21)        (0.44)        (6.02)         0.00         (2.01)
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.45)        (0.67)        (6.50)         0.00         (2.32)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $   13.97     $   16.97     $   18.07     $   22.21     $   22.39
                                                               ---------     ---------     ---------     ---------     ---------
  Total return                                                    (14.96)%       (2.40)%       12.64%        (0.80)%        9.59%
                                                               =========     =========     =========     =========     =========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 188,246     $ 232,528     $ 221,583     $ 290,937     $ 335,479
                                                               =========     =========     =========     =========     =========
Ratio of expenses to average net assets                             0.88%         0.88%         0.84%         0.76%         0.76%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income to average net assets                1.51%         1.26%         1.34%         0.88%         1.27%
                                                               =========     =========     =========     =========     =========
Portfolio turnover rate                                             38.0%         49.5%        135.8%         67.6%         24.0%
                                                               =========     =========     =========     =========     =========

THE LARGE CAP GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                             PERIOD ENDED DECEMBER 31
                                                             ------------------------
                                                                     2002*
                                                                   ---------
Net asset value, beginning of period or year                       $   10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.03
Net realized and unrealized loss on investment
transactions                                                           (1.59)
                                                                   ---------
  Total from investment operations                                     (1.56)
                                                                   ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (0.03)
                                                                   ---------
  Total distributions                                                  (0.03)
                                                                   ---------
Net asset value, end of period or year                             $    8.41
                                                                   =========
  Total return                                                        (15.60)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                   $   5,090
                                                                   =========
Ratio of expenses to average net assets                                 0.98%(a)(c)
                                                                   =========
Ratio of net investment income to average net assets                    0.70%(a)(c)
                                                                   =========
Portfolio turnover rate                                                 34.6%
                                                                   =========

*For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 2.11%, and the ratio of net investment loss to average net assets would have been (0.43)% for the period ended December 31, 2002.

THE INDEX 500 FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                 YEAR OR PERIOD ENDED DECEMBER 31,
                                                               -------------------------------------
                                                                  2002          2001         2000*
                                                               ---------     ---------     ---------
Net asset value, beginning of period or year                   $    7.90     $    9.08     $   10.00
                                                               ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.09          0.09          0.07
Net realized and unrealized loss on investment
transactions                                                       (1.85)        (1.18)        (0.91)
                                                               ---------     ---------     ---------
  Total from investment operations                                 (1.76)        (1.09)        (0.84)
                                                               ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.09)        (0.09)        (0.07)
Return of capital                                                   0.00          0.00         (0.01)
                                                               ---------     ---------     ---------
  Total distributions                                              (0.09)        (0.09)        (0.08)
                                                               ---------     ---------     ---------
Net asset value, end of period or year                         $    6.05     $    7.90     $    9.08
                                                               =========     =========     =========
  Total return                                                    (22.28)%      (11.98)%       (8.40)% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)               $ 174,429     $ 202,902     $ 213,398
                                                               =========     =========     =========
Ratio of expenses to average net assets                             0.25%(c)      0.25%(c)      0.25%(a)(c)
                                                               =========     =========     =========
Ratio of net investment income to average net assets                1.35%(c)      1.17%(c)      1.08%(a)(c)
                                                               =========     =========     =========
Portfolio turnover rate                                              3.4%          1.2%          2.7%
                                                               =========     =========     =========

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2001 and the period ended December 31, 2000.

THE MID CAP GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                   YEAR OR PERIOD ENDED DECEMBER 31
                                                               ------------------------------------------
                                                                 2002            2001             2000*
                                                               ---------       ---------        ---------
Net asset value, beginning of year                             $    6.29       $    8.75        $   10.00
                                                               ---------       ---------        ---------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                (0.03)          (0.05)           (0.03)
Net realized and unrealized loss on investment
transactions                                                       (2.02)          (2.41)           (1.22)
                                                               ---------       ---------        ---------
  Total from investment operations                                 (2.05)          (2.46)           (1.25)
                                                               ---------       ---------        ---------

LESS DISTRIBUTIONS:
Distribution from net realized gains                                0.00            0.00             0.00
                                                               ---------       ---------        ---------
  Total distributions                                               0.00            0.00             0.00
                                                               ---------       ---------        ---------
Net asset value, end of period or year                         $    4.24       $    6.29        $    8.75
                                                               =========       =========        =========
  Total return                                                    (32.59)%        (28.11)%         (12.50)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)               $  34,424       $  45,434        $  54,805
                                                               =========       =========        =========
Ratio of expenses to average net assets                             0.99%(c)        1.00%(c)         1.00%(a)(c)
                                                               =========       =========        =========
Ratio of net investment loss to average net assets                 (0.57)%(c)      (0.70)%(c)       (0.60)%(a)(c)
                                                               =========       =========        =========
Portfolio turnover rate                                            230.4%          327.4%           202.5%
                                                               =========       =========        =========

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.05%, 1.09% and 1.08%, and the ratio of net investment loss to average net assets would have been (0.63)%, (0.81)% and (0.68)%, respectively, for the years ended December 31, 2001 for the period ended December 31, 2000.

THE MID CAP VALUE FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                 YEAR OR PERIOD ENDED DECEMBER 31,
                                                               -------------------------------------
                                                                  2002          2001         2000*
                                                               ---------     ---------     ---------
Net asset value, beginning of period or year                   $   10.83     $   11.92     $   10.00
                                                               ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.06          0.07          0.03
Net realized and unrealized gain (loss) on investment
transactions                                                       (1.08)        (0.45)         2.37
                                                               ---------     ---------     ---------
  Total from investment operations                                 (1.02)        (0.38)         2.40
                                                               ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.06)        (0.07)        (0.03)
Distribution from net realized gains                                0.00         (0.64)        (0.45)
                                                               ---------     ---------     ---------
  Total distributions                                              (0.06)        (0.71)        (0.48)
                                                               ---------     ---------     ---------
Net asset value, end of period or year                         $    9.75     $   10.83     $   11.92
                                                               =========     =========     =========
  Total  return                                                    (9.42)%       (3.17)%       23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)               $  58,330     $  61,633     $  59,538
                                                               =========     =========     =========
Ratio of expenses to average net assets                             0.85%         0.89%         0.90%(a)
                                                               =========     =========     =========
Ratio of net investment income to average net assets                0.55%         0.70%         0.38%(a)
                                                               =========     =========     =========
Portfolio turnover rate                                             91.4%        222.2%        213.0%
                                                               =========     =========     =========

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

    (a) Annualized.

    (b) Not annualized.

THE STRATEGIC VALUE FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the annual report, Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                             PERIOD ENDED DECEMBER 31
                                                             ------------------------
                                                                     2002*
                                                                   ---------
Net asset value, beginning of period or year                       $   10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.03
Net realized and unrealized loss on investment
transactions                                                           (1.46)
                                                                   ---------
  Total from investment operations                                     (1.43)
                                                                   ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (0.03)
                                                                   ---------
  Total distributions                                                  (0.03)
                                                                   ---------
Net asset value, end of period or year                             $    8.54
                                                                   =========
  Total return                                                        (14.25)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                   $   7,417
                                                                   =========
Ratio of expenses to average net assets                                 1.24%(a)(c)
                                                                   =========
Ratio of net investment income to average net assets                    0.82%(a)(c)
                                                                   =========
Portfolio turnover rate                                                 20.6%
                                                                   =========

* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

    (a) Annualized.

    (b) Not annualized.

    (c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 2.24%, and the ratio of net investment loss to average net assets would have been (0.18)% for the period ended December 31, 2002.

THE EMERGING GROWTH FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                       YEAR  ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                  2002          2001          2000          1999         1998
                                                               ---------      ---------     ---------    ---------    ---------
Net asset value, beginning of year                             $   20.46      $   24.89     $   49.68    $   17.43    $   12.85
                                                               ---------      ---------     ---------    ---------    ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                (0.14)         (0.13)        (0.26)       (0.11)       (0.06)
Net realized and unrealized gain (loss) on investment
transactions                                                       (8.47)         (3.78)       (11.62)       32.36         4.65
                                                               ---------      ---------     ---------    ---------    ---------
  Total from investment operations                                 (8.61)         (3.91)       (11.88)       32.25         4.59
                                                               ---------      ---------     ---------    ---------    ---------

LESS DISTRIBUTIONS:
Distribution from net realized gains                                0.00          (0.01)       (12.91)        0.00        (0.01)
                                                               ---------      ---------     ---------    ---------    ---------
Return of capital                                                   0.00          (0.51)         0.00         0.00         0.00
                                                               ---------      ---------     ---------    ---------    ---------
  Total distributions                                               0.00          (0.52)       (12.91)        0.00        (0.01)
                                                               ---------      ---------     ---------    ---------    ---------
Net asset value, end of year                                   $   11.85      $   20.46     $   24.89    $   49.68    $   17.43
                                                               =========      =========     =========    =========    =========
  Total return                                                    (42.08)%       (15.84)%      (28.54)%     185.03%       35.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)               $  74,681      $ 137,099     $ 139,774    $ 183,413    $  38,664
                                                               =========      =========     =========    =========    =========
Ratio of expenses to average net assets                             1.05%(a)       1.04%         1.01%        1.04%        1.15%(a)
                                                               =========      =========     =========    =========    =========
Ratio of net investment income to average net assets               (0.87)%(a)     (0.67)%   $   (0.68)%      (0.68)%      (0.66)%(a)
                                                               =========      =========     =========    =========    =========
Portfolio turnover rate                                            163.6%         134.5%        145.3%       172.4%       240.9%
                                                               =========      =========     =========    =========    =========

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.21%, and the ratio of net investment loss to average net assets would have been (0.88)% and (0.73)%, respectively, for the years ended December 31, 2002 and December 31, 1998.

THE SMALL CAP VALUE FUND*

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                    YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------------
                                                                  2002            2001          2000          1999          1998
                                                               ---------       ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   14.38       $   12.94     $   12.64     $   12.81     $   14.43
                                                               ---------       ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (0.05)           0.01          0.04          0.08          0.08
                                                               ---------       ---------     ---------     ---------     ---------
Net realized and  unrealized  gain (loss) on investment
transactions                                                       (2.37)           2.10          1.68         (0.25)        (1.41)
                                                               ---------       ---------     ---------     ---------     ---------
  Total from investment operations                                 (2.42)           2.11          1.72         (0.17)        (1.33)
                                                               ---------       ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                 0.00           (0.02)        (0.12)         0.00         (0.08)
Distribution from net realized gains                               (0.96)          (0.65)        (1.30)         0.00         (0.21)
                                                               ---------       ---------     ---------     ---------     ---------
  Total distributions                                              (0.96)          (0.67)        (1.42)         0.00         (0.29)
                                                               ---------       ---------     ---------     ---------     ---------
Net asset value, end of period or year                         $   11.00       $   14.38     $   12.94     $   12.64     $   12.81
                                                               =========       =========     =========     =========     =========
  Total return                                                    (16.76)%         16.75%        13.73%        (1.33)%       (9.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $  77,491       $  86,987     $  55,677     $  44,939     $  43,635
                                                               =========       =========     =========     =========     =========
Ratio of expenses to average net assets                             1.15%(a)        1.14%(a)      1.05%(a)      0.81%         0.82%
                                                               =========       =========     =========     =========     =========
Ratio of net investment income to average net assets               (0.38)%(a)       0.12%(a)      0.38%(a)      0.65%         0.65%
                                                               =========       =========     =========     =========     =========
Portfolio turnover rate                                             54.4%           67.8%        135.4%        102.8%         61.9%
                                                               =========       =========     =========     =========     =========

* Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.16%, 1.16% and 1.09%, and the ratio of net investment income (loss) to average net assets would have been (0.39)%, 0.10% and 0.34%, respectively, for the years ended December 31, 2002, December 31, 2001 and December 31, 2000.

THE INTERNATIONAL EQUITY FUND

The following table is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year                             $   11.71     $   16.64     $   26.78     $   18.37     $   16.13
                                                               ---------     ---------     ---------     ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               0.15          0.37          0.14          0.03          0.10
Net realized and unrealized  gain (loss) on investments
and foreign currency related transactions                          (1.31)        (5.05)        (4.82)         8.38          2.93
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                 (1.16)        (4.68)        (4.68)         8.41          3.03
                                                               ---------     ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS:
Dividend from net investment income                                (0.02)        (0.25)        (0.14)         0.00         (0.10)
Distribution in excess of net investment income                     0.00          0.00          0.00          0.00         (0.08)
Distribution from net realized gains                                0.00          0.00         (4.59)         0.00         (0.61)
Return of capital                                                   0.00          0.00         (0.73)         0.00          0.00
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.02)        (0.25)        (5.46)         0.00         (0.79)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                                   $   10.53     $   11.71     $   16.64     $   26.78     $   18.37
                                                               =========     =========     =========     =========     =========
  Total return                                                     (9.94)%      (28.12)%      (18.67)%       45.78%        18.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                         $ 104,645     $ 124,949     $ 162,359     $ 215,312     $ 153,822
                                                               =========     =========     =========     =========     =========
Ratio of expenses to average net assets                             1.23%         1.25%         1.16%         1.08%         1.08%
                                                               =========     =========     =========     =========     =========
Ratio of net investment income (loss) to average net
assets                                                              1.35%         1.06%        (0.08)%        0.20%         0.45%
                                                               =========     =========     =========     =========     =========
Portfolio turnover rate                                            106.3%         97.2%         64.4%         45.0%         43.5%
                                                               =========     =========     =========     =========     =========

THE REIT FUND

The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                             PERIOD ENDED DECEMBER 31
                                                             ------------------------
                                                                     2002*
                                                                   ---------
Net asset value, beginning of period or year                       $   10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.25
Net realized and unrealized loss on investment
transactions                                                           (1.01)
                                                                   ---------
  Total from investment operations                                     (0.76)
                                                                   ---------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (0.24)
                                                                   ---------
  Total distributions                                                  (0.24)
                                                                   ---------
Net asset value, end of period or year                             $    9.00
                                                                   =========
  Total return                                                         (7.55)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                   $   5,507
                                                                   =========
Ratio of expenses to average net assets                                 1.22%(a)(c)
                                                                   =========
Ratio of net investment income to average net assets                    5.31%(a)(c)
                                                                   =========
Portfolio turnover rate                                                 45.4%
                                                                   =========

* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 2.25%, and the ratio of net investment income to average net assets would have been 4.28% for the period ended December 31, 2002.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2003, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044

Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with seventeen separate investment portfolios (the "Funds").

                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2003. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.

      The date of this Statement of Additional Information is May 1, 2003.

                                TABLE OF CONTENTS

Penn Series                                                             3

Investment Objectives                                                   3

Investment Policies                                                     4

Securities and Investment Techniques                                   13

     Investments in Debt Securities                                    13

     Investments in Foreign Equity Securities                          16

     Investments in Smaller Companies                                  16

     Foreign Currency Transactions                                     17

     Repurchase Agreements                                             18

     Lending of Portfolio Securities                                   19

     Illiquid Securities                                               19

     Warrants                                                          19

     When-Issued Securities                                            20

     The Quality Bond Fund's Policy Regarding Industry Concentration   20

     Options                                                           21

     Futures Contracts                                                 21

     Investment Companies                                              22

     Loan Participations and Assignments                               22

     Trade Claims                                                      23

Investment Restrictions                                                24

     Money Market Fund                                                 24

     Limited Maturity Bond Fund                                        25

     Quality Bond Fund                                                 26

     High Yield Bond Fund                                              27

     Flexibly Managed Fund                                             28

     Core Equity Fund                                                  29

     Growth Equity Fund                                                30

     Large Cap Value Fund                                              31


     Large Cap Growth Fund                                             32

     Index 500 Fund                                                    32

     Mid Cap Growth Fund                                               33

     Mid Cap Value Fund                                                34

     Strategic Value Fund                                              34

     Emerging Growth Fund                                              35

     Small Cap Value Fund                                              36

     International Equity Fund                                         37

     REIT Fund                                                         38

General Information                                                    39

     Investment Advisory Services                                      39

     Administrative and Corporate Services                             42

     Accounting Services                                               43

     Limitation on Fund Expenses                                       44

     Portfolio Transactions                                            44

     Directors and Officers                                            47

     Code of Ethics                                                    50

     Net Asset Value of Shares                                         51

     Ownership of Shares                                               52

     Tax Status                                                        53

     Voting Rights                                                     55

     Custodial Services                                                55

     Independent Auditors                                              55

     Legal Matters                                                     55

Performance Information                                                55

     Total Return                                                      56

Ratings of Commercial Paper                                            57

Ratings of Corporate Debt Securities                                   58

Financial Statements of Penn Series                                    59

PENN SERIES

     Penn Series is an open-end management investment company that offers shares of diversified portfolios (each a "Fund," and collectively, the "Funds") for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.

MONEY MARKET FUND                 Preserve shareholder capital, maintain liquidity
                                  and achieve the highest possible level of current
                                  income consistent therewith

LIMITED MATURITY BOND FUND        Highest available current income consistent with
                                  liquidity and low risk to principal; total return
                                  is secondary

QUALITY BOND FUND                 Highest income over the long term consistent with
                                  the preservation of principal

HIGH YIELD BOND FUND              High current income

FLEXIBLY MANAGED FUND             Maximize total return (capital appreciation and
                                  income)

CORE EQUITY FUND                  Total return (current income and capital
                                  appreciation)

GROWTH EQUITY FUND                Long-term growth of capital and increase of future
                                  income

LARGE CAP VALUE FUND              Maximize total return (capital appreciation and
                                  income)

LARGE CAP GROWTH FUND             Capital appreciation

INDEX 500 FUND                    Total return (capital appreciation and income)
                                  which corresponds to that of the Standard & Poor's
                                  Composite Index of 500 stocks

MID CAP GROWTH FUND               Maximize capital appreciation

MID CAP VALUE FUND                Growth of capital

STRATEGIC VALUE FUND              Capital appreciation

EMERGING GROWTH FUND              Capital appreciation

SMALL CAP VALUE FUND              Capital appreciation

INTERNATIONAL EQUITY FUND         Capital appreciation

REIT FUND                         High total return consistent with reasonable
                                  investment risks, through both current income and
                                  capital appreciation

INVESTMENT POLICIES

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

MONEY MARKET FUND

     INVESTMENT PROGRAM. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities;
(vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     PORTFOLIO QUALITY. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

LIMITED MATURITY BOND FUND

     The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another established rating agency), and are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

QUALITY BOND FUND

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in debt securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and
(xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

HIGH YIELD BOND FUND

     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the sub-adviser.

     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     CREDIT ANALYSIS. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the sub-adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     MATURITY. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund's dollar weighted average maturity is expected to be in the 6 to 12 year range.

     YIELD AND PRICE. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     DEFERRABLE SUBORDINATED SECURITIES. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

     HYBRID INSTRUMENTS. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

     OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

     ADDITIONAL RISKS OF HIGH YIELD INVESTING. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

     During 2002 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:

          STANDARD AND POOR'S RATINGS      PERCENTAGE OF TOTAL NET INVESTMENTS**
                       AAA                                  0.1%
                       AA                                   0.0%
                       A                                    0.0%
                       BBB                                  4.3%
                       BB                                   17.7%
                       B                                    61.0%
                       CCC                                  6.1%
                       CC                                   0.5%
                       C                                    0.0%
                       D                                    0.2%
                       Unrated*                             1.4%

* T. ROWE PRICE ASSOCIATES, INC. HAS ADVISED THAT IN ITS VIEW THE UNRATED DEBT OBLIGATIONS WERE COMPARABLE IN QUALITY TO DEBT OBLIGATIONS RATED IN THE S&P CATEGORIES AS FOLLOWS: A 0.00%; BBB: 0.00% ; BB:0.40% ; B: 0.70% ; CCC:0.30% ; CC: 0.00% ; C: 0.00%; D: 0.00%; UNRATED: 0.00%.

**   UNAUDITED.

FLEXIBLY MANAGED FUND

     In addition to investing in common stocks, the Fund may invest in the following securities:

   - Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

   - Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

   - Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the sub-advisers' credit research.

CORE EQUITY FUND (FORMERLY THE GROWTH AND INCOME FUND)

     The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund will invest primarily in common stocks of issuers with above-average growth potential. The Fund may also invest in convertible securities, preferred stocks, foreign securities and ADRs. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

GROWTH EQUITY FUND

     Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

LARGE CAP VALUE FUND

     The Fund's assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

LARGE CAP GROWTH FUND

     Under normal conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization growth companies. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the sub-adviser will search for investments across a large number of industries, it expects to have significant positions in particular sectors such as the technology sector (including health technology, electronic technology and technology services), communications, and financial services companies. The Fund may invest up to 25% of its total assets in foreign securities, but currently intends to limit these investments to approximately 10%-15%. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody's or BB or lower by S&P(R) or unrated securities that the manager determines are of comparable quality. The Fund also may: write covered call options, purchase put options on securities, enter into repurchase agreements, and invest in restricted or illiquid securities.. The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The Fund currently does not intend to invest in defaulted debt securities, or more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participation and trade claims carry a high degree or risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities. The Fund may also lend its portfolio securities up to 30% of its assets, borrow up to 5% of the value of its total assets, (excluding borrowing except from banks for temporary or emergency purposes, and not for direct investments in securities).

INDEX 500 FUND

     The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500 Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

     The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Mutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or the Index 500 Fund. S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MID CAP GROWTH FUND

     The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

MID CAP VALUE FUND

     The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Mid-Cap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

STRATEGIC VALUE FUND

     The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

EMERGING GROWTH FUND

     The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

SMALL CAP VALUE FUND

     In addition to its primary focus, the sub-adviser may invest in companies with market capitalizations above $1.3 billion, non-convertible preferred stocks and debt securities. The Fund uses a "value" method in managing the Fund's assets, by identifying and investing in securities of companies which the Fund believes are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three- to five-year period. In addition, the Fund may invest in short-term fixed income securities for temporary defensive purposes. The Fund may invest up to 5% of its total assets in warrants, rights or options. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

INTERNATIONAL EQUITY FUND

     Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

     The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

     The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the sub-adviser) based on available information.

     The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

     ADDITIONAL RISK CONSIDERATIONS. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

REIT FUND

     The Fund invests primarily in securities of real estate investment trusts ("REITs"). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycle and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

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SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENTS IN DEBT SECURITIES

     Debt securities in which one or more of the Funds may invest in include those described below.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

     LONG-TERM, MEDIUM TO LOWER QUALITY CORPORATE DEBT SECURITIES. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund `s investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.

     INVESTMENT GRADE CORPORATE DEBT SECURITIES. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

     BANK OBLIGATIONS. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     COMMERCIAL PAPER. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

     CANADIAN GOVERNMENT SECURITIES. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the

Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

     SAVINGS AND LOAN OBLIGATIONS. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

     No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

     MUNICIPAL OBLIGATIONS. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

     To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

     FOREIGN DEBT SECURITIES. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

     The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     The Emerging Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     For information on risks involved in investing in foreign securities, see information on "INVESTMENTS IN FOREIGN EQUITY SECURITIES" below.

     PRIME MONEY MARKET SECURITIES DEFINED. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

     ASSET-BACKED SECURITIES. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

     "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

     Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

     CONVERTIBLE SECURITIES. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

INVESTMENTS IN FOREIGN EQUITY SECURITIES

     The Core Equity, Growth Equity, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Emerging Growth, Flexibly Managed and REIT Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund: Core Equity - 30%, Growth Equity - 30%; Large Cap Value - 25%; Large Cap Growth - 25%, Mid Cap Growth Fund - 25%; Mid Cap Value - 25%, Strategic Value Fund - 10%, Small Cap Value - 15%; Emerging Growth - 10%; Flexibly Managed Fund - 25% and REIT - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The Sub-Advisers for the Strategic Value and the Mid-Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."

INVESTMENTS IN SMALLER COMPANIES

     The Small Cap Value and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

FOREIGN CURRENCY TRANSACTIONS

     As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

     Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

     The Funds may enter into forward foreign contracts only under two circumstances. FIRST, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. SECOND, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Core Equity Fund, Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

     Although the International Equity, Core Equity, Growth Equity, Large Cap Value, Small Cap Value, Mid Cap Growth, Mid Cap Value, Emerging Growth, Flexibly Managed, REIT and High Yield Bond Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit

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categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

LENDING OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

     Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

     The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

WARRANTS

     The Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Strategic Value, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES

     The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Core Equity, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Emerging Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION

     When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

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

OPTIONS

     Each Fund, other than the Money Market Fund, may write covered call (except for Small Cap Value Fund) and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

     A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will earmark or segregate cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS

     Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

     Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

     A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

     The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield Bond and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Large Cap Growth and High Yield Bond Funds may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

     The loan participations in which the Large Cap Growth and High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     Because the Large Cap Growth and High Yield Bond Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

     There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

     Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

     Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

TRADE CLAIMS

     The Large Cap Growth and High Yield Bond Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

     Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

     Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

     As noted above, investing in trade claims does carry some unique risks which include:

     ESTABLISHING THE AMOUNT OF THE CLAIM. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

     DEFENSES TO CLAIMS. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

     DOCUMENTATION/INDEMNIFICATION. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

     VOLATILE PRICING DUE TO ILLIQUID MARKET. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

     NO CURRENT YIELD/ULTIMATE RECOVERY. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

     TAX ISSUE. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

INVESTMENT RESTRICTIONS

     Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the seventeen respective Funds. Fundamental policies may not be changed without the approval of the lesser of:
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.

MONEY MARKET FUND

     Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (d) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) EQUITY SECURITIES. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) RESTRICTED OR ILLIQUID SECURITIES. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.

LIMITED MATURITY BOND FUND

     Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

QUALITY BOND FUND

     Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase a security if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (c) INDUSTRY CONCENTRATION Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION above), but this limitation does not apply to bank certificates of deposit; (d) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (e) RESTRICTED SECURITIES. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (f) WARRANTS. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) REAL ESTATE. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) SHORT SALES AND PURCHASES ON MARGIN. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) LOANS. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) BORROWING. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8)

MORTGAGING. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) UNDERWRITING. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above;
(10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (12) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

HIGH YIELD BOND FUND

     Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) EQUITY SECURITIES. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) RESTRICTED OR ILLIQUID SECURITIES. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed

30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;
(15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; (16) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon;
(17) PURCHASES WHEN BORROWINGS OUTSTANDING. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) SHORT SALES. Effect short sales of securities; or (19) WARRANTS. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

FLEXIBLY MANAGED FUND

     Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) RESTRICTED OR ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) OIL AND GAS

PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

CORE EQUITY FUND

     Investment restrictions (1) through (9) have been adopted by the Core Equity Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

GROWTH EQUITY FUND

     Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) INDUSTRY Concentration. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) REAL ESTATE. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) INVESTMENT COMPANIES. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (8) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) LOANS. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) UNDERWRITING. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;
(12) SECURITIES OF ADVISER. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) ALLOCATION OF PRINCIPAL BUSINESS TO OFFICERS AND DIRECTORS. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) ALLOCATION OF BROKERAGE BUSINESS TO ADVISER. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (15) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (16) RESTRICTED AND ILLIQUID SECURITIES. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable; (17) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(19) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (21) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (22) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

LARGE CAP VALUE FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) UNSEASONED ISSUERS. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

LARGE CAP GROWTH FUND

     Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

INDEX 500 FUND

     Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

MID CAP GROWTH FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

MID CAP VALUE FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

STRATEGIC VALUE FUND

     Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions (4)
(6) and (10) through (16) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) SHORT SALES. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) ILLIQUID SECURITIES. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) SECURITIES OWNED BY OFFICERS. Hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (13) WARRANTS. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund's total assets; (14) REAL ESTATE. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (15) DERIVATIVES. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (16) TRANSACTION WITH FUND OFFICERS. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

EMERGING GROWTH FUND

     Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

SMALL CAP VALUE FUND

     Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

INTERNATIONAL EQUITY FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors;
(2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

REIT FUND

     Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(7) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

     In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

     In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT POLICIES -- MONEY MARKET FUND" above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

INVESTMENT ADVISORY SERVICES

     INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI"), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

     The Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Core Equity Fund 0.50%; and Growth Equity Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Equity Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.

     For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; and REIT Fund 0.70%.

     For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000;
and 0.425% of average daily net assets in excess of $1,500,000,000.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

     WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the INDEX 500 FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.

     TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the MID CAP GROWTH FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.

     NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management, Inc. ("Neuberger Berman") serves as sub-adviser to the MID CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

     PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam") serves as sub-adviser to the LARGE CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Putnam, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.475% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets of the Fund in excess of $300,000,000.

     ROYCE & ASSOCIATES, LLC Royce & Associates, LLC, a wholly-owned subsidiary of Legg Mason, Inc. ("Royce"), serves as sub-adviser to the SMALL CAP VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Royce, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.70% of the first $25,000,000 of average daily net assets; 0.65% with respect to the next $75,000,000 of average daily net assets; and 0.60% of average daily net assets in excess of $100,000,000.

     T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the FLEXIBLY Managed and HIGH YIELD BOND FUNDS and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates:
0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.

     FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") serves as sub-adviser to the LARGE CAP GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Franklin Advisers, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $150,000,000 of the average daily net assets of the Fund; 0.375% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

     LORD, ABBETT & CO. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") serves as sub-adviser to the STRATEGIC VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

     HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") serves as sub-adviser to the REIT FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.43% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.41% with respect to the average daily net assets of the Fund in excess of $100,000,000.

     VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") serves as sub -adviser to the INTERNATIONAL EQUITY FUND and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

     RS INVESTMENT MANAGEMENT, INC. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the EMERGING GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays RSIM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

     In the years 2002, 2001, and 2000, the advisory fees paid to ICMI by each of the Funds then in existence were as follows:

                 FUND                        2002         2001        2000
   ----------------------------------------------------------------------------
   Money Market Fund                      $  257,652   $  221,383   $  229,947

   Limited Maturity Bond Fund                 87,295       41,424       22,352

   Quality Bond Fund                         477,920      398,512      304,589

   High Yield Bond Fund(1)                   320,278      316,627      311,233

   Flexibly Managed Fund(2)                3,229,153    2,983,139    2,457,437

   Core Equity Fund                           78,276      122,080      123,586

   Growth Equity Fund(3)                     896,555    1,357,888    1,941,420

   Large Cap Value Fund(4)                 1,300,248    1,485,746    1,385,767

   Large Cap Growth Fund(5)                   13,864          N/A          N/A

   Index 500 Fund(6)                         132,978      141,131      106,229

   Mid Cap Growth Fund(7)                    270,184      320,724      252,932

   Mid Cap Value Fund(8)                     355,964      333,258      199,665

   Strategic Value Fund(9)                    24,646          N/A          N/A

   Emerging Growth Fund(10)                  721,474      995,208    1,535,847

   Small Cap Value Fund(11)                  752,429      638,863      378,341

   International Equity Fund(12)           1,002,412    1,273,034    1,689,900

   REIT Fund(13)                              19,037          N/A          N/A

----------
1. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $256,222, $253,301 and $264,546 respectively.
2. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $2,152,769, $1,988,579 and $1,840,252 respectively.
3. The advisory fees paid by the Growth Equity Fund are before a contractual waiver of $7,278 and $14 for 2002 and 2001, respectively.
4. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Putnam Investment Management LLC of $996,009 ,$1,127,403 and $737,792, respectively. Also, in 2000, ICMI paid advisory fees to OpCap Advisors of $291,248. The advisory fee paid by the Fund is before a contractual waiver of $1,214, $1,966 and $465 for 2002, 2001 and 2000, respectively.
5. In 2002, ICMI paid sub-advisory fees to Franklin Advisers, Inc. of $10,713. The Large Cap Growth Fund did not commence operations until May 1, 2002.
6. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $96,990, $100,485 and $72,194, respectively.
7. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $192,989, $229,089 and $180,665, respectively.
8. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $278,299, $260,547 and $156,102, respectively.
9. In 2002, ICMI paid sub-advisory fees to Lord, Abbett & Co. of $15,404. The Strategic Value Fund did not commence operations until May 1, 2002.
10. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to RS Investment Management, Inc. of $623,763, $858,392 and $1,321,798, respectively.
11. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Royce & Associates, LLC of $587,277, $501,042 and $242,407, respectively. Also, in 2000, ICMI paid sub-advisory fees to OpCap Advisors of $50,750. The advisory fees paid are before a contractual waiver of $12,247, $12,484 and $12,534 for 2002, 2001 and 2000, respectively.
12. In 2002, 2001, and 2000, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $589,654, $748,844 and $1,036,336, respectively.
13. In 2002, ICMI paid sub-advisory fees to Heitman Real Estate Securities LLC of $11,694. The REIT Fund did not commence operations until May 1, 2002.

ADMINISTRATIVE AND CORPORATE SERVICES

     Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.

     For fiscal years 2002, 2001, and 2000, the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:

               FUND                          2002        2001          2000
     --------------------------------------------------------------------------
     Money Market Fund                    $  207,652   $  172,133   $  134,492

     Limited Maturity Bond Fund               43,647       20,712       11,176

     Quality Bond Fund                       213,960      174,261      123,056

     High Yield Bond Fund                     96,083       94,988       93,362

     Flexibly Managed Fund                   807,288      745,785      650,734

     Core Equity Fund                         23,483       36,624       37,076

     Growth Equity Fund                      212,639      326,972      509,930

     Large Cap Value Fund                    325,062      371,436      367,195

     Large Cap Growth Fund                     3,781          N/A          N/A

     Index 500 Fund                          284,952      302,425      227,635

     Mid Cap Growth Fund                      57,897       68,727       54,200

     Mid Cap Value Fund                       97,081       90,889       54,454

     Strategic Value Fund                      5,135          N/A          N/A

     Emerging Growth Fund                    146,566      205,223      321,074

     Small Cap Value Fund                    132,787      112,741       75,696

     International Equity Fund               176,896      224,653      310,901

     REIT Fund                                 4,079          N/A          N/A

     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal years ended December 31, 2001 and 2000.

     In 2002, 2001 and 2000, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

               FUND                          2002        2001          2000
     -------------------------------------------------------------------------
     Money Market Fund                           N/A          N/A          N/A

     Limited Maturity Bond Fund           $      705   $    4,247   $      269

     Quality Bond Fund                           N/A          N/A          N/A

     High Yield Bond Fund                         29        2,751       22,779

     Flexibly Managed Fund                       N/A          N/A          N/A

               FUND                          2002        2001          2000
     -------------------------------------------------------------------------
     Core Equity Fund                          1,390        2,621          N/A

     Growth Equity Fund                        6,611          N/A          N/A

     Large Cap Value Fund                      1,830          N/A          N/A

     Large Cap Growth Fund                    28,389          N/A          N/A

     Index 500 Fund                          206,119      283,355      176,141

     Mid Cap Growth Fund                      23,307       40,384       28,757

     Mid Cap Value Fund                           32        1,208        1,064

     Strategic Value Fund                     34,249          N/A          N/A

     Emerging Growth Fund                      6,168        2,134        2,806

     Small Cap Value Fund                      3,497          186        6,836

     International Equity Fund                    63          N/A          N/A

     REIT Fund                                27,972          N/A          N/A

     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal years ended December 31, 2001 and 2000.

ACCOUNTING SERVICES

     PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

     For fiscal years 2002, 2001, and 2000, the accounting fees paid by each of the Funds then in existence were as follows:

               FUND                          2002        2001          2000
     -------------------------------------------------------------------------

     Money Market Fund                    $   94,217   $   82,002   $   67,153

     Limited Maturity Bond Fund               28,170       26,143        6,935

     Quality Bond Fund                        96,320       83,082       61,488

     High Yield Bond Fund                     48,042       47,494       46,686

     Flexibly Managed Fund                   246,458      234,157      215,147

     Core Equity Fund                         27,499       27,499       19,185

     Growth Equity Fund                       95,546      133,991      186,068

     Large Cap Value Fund                    133,354      148,812      147,398

     Large Cap Growth Fund                     5,239          N/A          N/A

     Index 500 Fund                          119,984      125,808       92,545

     Mid Cap Growth Fund                      30,042       34,427       27,105

     Mid Cap Value Fund                       48,541       45,444       27,227

     Strategic Value Fund                      5,248          N/A          N/A

     Emerging Growth Fund                     70,802       93,404      131,982

     Small Cap Value Fund                     65,924       56,370       37,848

     International Equity Fund                95,753      114,861      149,360

     REIT Fund                                 5,199          N/A          N/A

     The Large Cap Growth, Strategic Value and REIT Funds were not in existence during the fiscal years ended December 31, 2001 and 2000.

LIMITATION ON FUND EXPENSES

     See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

PORTFOLIO TRANSACTIONS

     Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

     With respect to the Flexibly Managed, Growth Equity, Large Cap Value, Mid Cap Growth, Mid Cap Value and International Equity Funds, at the request of Penn Series the investment adviser or sub-adviser (as appropriate) has agreed to place a portion of the Fund's portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses. The arrangement is intended to benefit investors by reducing Fund expenses borne by investors. Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

     In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

     Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

     In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.

     In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

     For fiscal years 2002, 2001, and 2000, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $8,773,365,256, $3,229,515,509 and $2,475,676,231 respectively. For fiscal years 2002, 2001, and
2000, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $93,174,000, $99,379,000 and $208,174,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $4,840,303,543, $1,338,251,488, and $1,250,913,114, respectively. For fiscal years 2002, 2001 and 2000, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $1,204,448,618, $155,346,340 and $189,954,704. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $1,087,949, $1,432,383, and $955,439, respectively. During 2002, the sub-adviser directed transactions of $111,764,036, with related commissions of $207,148 to brokers who provided research services. Also during 2002, 2001 and 2000, of the total brokerage commissions paid by the Flexibly Managed Fund, $4,400, $7,125 and $1,875, respectively, were paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.40% of the Fund's total commissions and involved 0.66% of the dollar amount of total brokerage transactions in 2002.

     For the fiscal year ended December 31, 2002 and 2001, the total brokerage commission paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $50,357 and $67,847 respectively. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $53,135. During 2002, the adviser directed transactions of $32,614,273 (with related commissions of $46,328) to brokers who provided research services.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $2,508,084, $1,551,802, and $1,328,382, respectively. During 2002, the adviser directed transactions of $1,953,632,841 (with related commissions of $2,307,437) to brokers who provided research services.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the Large Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $333,081, $336,796, and $688,383, respectively. During 2002, the sub-adviser directed transactions of $44,612,051 (with related commissions of $95,402) to brokers who provided research services.

     For the fiscal year ended December 31, 2002, the total brokerage commissions paid by the Large Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $11,496. During 2002, the sub-adviser directed transactions of $7,311,613 (with related commissions of $10,784) to brokers who provided research services.

     For the fiscal year ended December 31, 2002 and 2001, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $12,196 and $3,420, respectively. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $6,106.

     For the fiscal year ended December 31, 2002 and 2001, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $307,773 and $647,207, respectively. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $404,328. During 2002, the sub-adviser directed transactions of $3,605,177 (with related commissions of $7,867) to brokers who provided research services.

     For the fiscal year ended December 31, 2002 and 2001, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $182,492.00 and $334,120 of which $62,484.25 and $196,991 were paid to Neuberger Berman, LLC, an affiliate of the sub-adviser. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $321,641, of which $96,554 was paid to Neuberger Berman, LLC. Brokerage commissions paid to Neuberger Berman, LLC represented 34.24% of the Fund's total commissions and involved 36.1% of the dollar amount of total brokerage transactions in 2002. During 2002, the sub-adviser directed transactions of $1,049,941.36 (with related commissions of $2,100.00) to brokers who provided research services.

     For the fiscal year ended December 31, 2002, the total brokerage commissions paid by the Strategic Value Fund, including the discounts received by securities dealers in connection with underwritings, were $25,999. During 2002, the sub-adviser directed transactions of $1,300 (with related commissions of $6) to brokers who provided research services.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $995,295, $996,140, and $1,783,815 respectively. During 2002, the adviser directed transactions of $31,754,147 (with related commissions of $86,484) to brokers who provided research services.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $425,652.25, $320,618, and $415,598, respectively. During 2002, the sub-adviser directed transactions of $74,877,626 (with related commissions of $378,566) to brokers who provided research services.

     For fiscal years 2002, 2001, and 2000, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $612,223, $721,084, and $674,612, respectively. During 2002, the adviser allocated transactions of $42,013,799 (with related commissions of $103,385) to brokers who provided research services.

     For the fiscal year ended December 31, 2002, the total brokerage commissions paid by the REIT Fund, including the discounts received by securities dealers in connection with underwritings, were $14,497. During 2002, the sub-adviser directed transactions of $617,994 (with related commissions of $1,888) to brokers who provided research services.

     Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

DIRECTORS AND OFFICERS

     The business and affairs of Penn Series, which include all seventeen portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has seven members. Four of the members are not "interested persons" of Penn Series as defined in the Investment Company Act of 1940, as amended. Three of the members are employees of Penn Mutual and are, therefore, "interested persons."

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF PENN SERIES

                                                                                            NUMBER OF     OTHER
                                          TERM OF OFFICE                                    FUNDS         DIRECTORSHIPS
                           POSITION WITH  AND LENGTH OF       PRINCIPAL OCCUPATION DURING   OVERSEEN BY   HELD BY
 NAME, AGE  AND ADDRESS    PENN SERIES    TIME SERVED         DURING PAST FIVE YEARS        DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
 Eugene Bay (65)           Director       No set term;        Senior Pastor, Bryn Mawr      17            N/A
 121 Fishers Road                         served since 1993.  Presbyterian Church, Bryn
 Bryn Mawr, PA 19010                                          Mawr, PA.

 James S. Greene (73)      Director       No set term;        Retired                       17            N/A
 P.O. Box 3761                            served since 1992.
 Vero Beach, FL 32964

 Charles E. Mather III     Director       No set term;        Insurance Broker, Mather &    17            Director, The
 (68)                                     served since 2002   Co., Philadelphia, PA                       Finance Company
 Public Ledger Building,                                                                                  of Pennsylvania
 Suite 630                                                                                                (investment
 150 South Independence                                                                                   company);
 Mall West                                                                                                Director,
 Philadelphia, PA 19106                                                                                   Christiana Bank
                                                                                                          and Trust
                                                                                                          Company

 M. Donald Wright (67)     Director       No set term;        Accountant, Wright            17            N/A
 100 Chetwynd Drive                       served since 1988.  Consultants, Bryn Mawr, PA
 Rosemont, PA 19010                                           (financial planning and
                                                              consulting); Professor,
                                                              The American College.

DIRECTORS WHO ARE INTERESTED PERSONS OF PENN SERIES

                                                                                            NUMBER OF     OTHER
                                          TERM OF OFFICE                                    FUNDS         DIRECTORSHIPS
                           POSITION WITH  AND LENGTH OF       PRINCIPAL OCCUPATION DURING   OVERSEEN BY   HELD BY
 NAME, AGE  AND ADDRESS    PENN SERIES    TIME SERVED         DURING PAST FIVE YEARS        DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell  (58)   Director       No set term;        Chairman of the Board and     17            Director,
The Penn Mutual Life                      served since 1998.  Chief Executive Officer,                    Quaker
Insurance Company                                             The Penn Mutual Life                        Chemical
600 Dresher Road                                              Insurance Company.                          Corporation
Horsham, PA  19044

Larry L. Mast  (54)        Director       No set term;        Executive Vice President,     17            N/A
The Penn Mutual Life                      served since 1998.  The Penn Mutual Life
Insurance Company                                             Insurance Company (since
600 Dresher Road                                              January 1997); Senior Vice
Horsham, PA  19044                                            President, Lafayette Life
                                                              Insurance Company,
                                                              (prior thereto).

Daniel J. Toran  (55)      Director       No set term served  President and Chief           17            N/A
The Penn Mutual Life                      since 1998.         Operating Officer,
Insurance Company                                             Insurance Executive (since
600 Dresher Road                                              1997), Executive Vice
Horsham, PA  19044                                            President, Sales and
                                                              Marketing (prior thereto),
                                                              The Penn Mutual Life
                                                              Insurance Company..

OFFICERS OF PENN SERIES


                                          TERM OF OFFICE
                           POSITION WITH  AND LENGTH OF
 NAME, AGE  AND ADDRESS    PENN SERIES    TIME SERVED         PRINCIPAL OCCUPATION DURING DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
Peter M. Sherman  (50)     President      No set term;        Chairman and President of Independence Capital
600 Dresher Road                          served since 2000.  Management Inc.; Executive Vice President and Chief
Horsham, PA 19044                                             Investment Officer (since 1998), Senior Vice President
                                                              and Chief Investment Officer (prior thereto), The Penn
                                                              Mutual Life Insurance Company.

Richard F. Plush  (53)     Vice           No set term;        Vice President and Actuary, The Penn Mutual Life
600 Dresher Road           President      served since 1997.  Insurance Company.
Horsham, PA 19044

C. Ronald Rubley  (64)     Secretary      No set term;        Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA
1701 Market Street                        served since 1970.
Philadelphia, PA 19103

Steven M. Herzberg  (46)   Treasurer      No set term;        Assistant Vice President and Treasurer (since December
600 Dresher Road                          served since 1996.  1997); Director of Financial Planning and Treasurer
Horsham, PA 19044                                             (prior thereto), The Penn Mutual Life Insurance
                                                              Company.

Ann M. Strootman  (40)     Controller     No set term;        Vice President and Controller (since January 1996),
600 Dresher Road                          served since 1998.  The Penn Mutual Life Insurance Company.
Horsham, PA 19044

J. Clay Luby  (39)         Assistant      No set term;        Director, Variable Products Financial Reporting (since
600 Dresher Road           Controller     served since 2002   April 2002), The Penn Mutual Life Insurance Co.
Horsham, PA 19044

Patricia M. Chiarlanza     Assistant      No set term;        Assistant  Treasurer  (since May 2001), The Penn Mutual
(37)                       Treasurer      served since 2001   Life Insurance Company
600 Dresher Road
Horsham, PA 19044

Laura M. Ritzko (42)       Assistant      No set term;        Secretary  (since December 1996),  The Penn Mutual Life
600 Dresher Road           Treasurer      served since 1996   Insurance Company
Horsham, PA 19044

STANDING COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.

     The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Mather. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held two meetings during the Company's last fiscal year.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES OF PENN SERIES FUNDS

     The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company).

                                                                  AGGREGATE DOLLAR RANGE OF
NAME OF DIRECTOR          DOLLAR RANGE OF FUND SHARES (FUND)      ALL FUND SHARES (FUNDS)
-------------------------------------------------------------------------------------------
Eugene Bay                $10,000 - 50,000 Growth Equity          Over $100,000
                          $10,000 - $50,000 Mid Cap Value
                          $50,000 - $100,000 Quality Bond
                          $10,000 - 50,000 Emerging Growth
                          $10,000 - 50,000 Mid Cap Growth
                          $10,000 - 50,000 Large Cap Value

James S. Greene           None                                    None

Charles E. Mather III     None                                    None


M. Donald Wright          None                                    None

Robert E. Chappell        $1 - 10,000 Flexibly Managed            Over $100,000
                          $10,000 - 50,000 Growth Equity
                          $50,000 - 100,000 Large Cap Value

Larry L. Mast             $1 - 10,000 Limited Maturity            $10,000 - $50,000
                          $1 - 10,000 Quality Bond
                          $1 - 10,000 Mid Cap Value
                          $1 - 10,000 International Equity
                          $1 - 10,000 Large Cap Value
                          $1 - 10,000 Small Cap Value
                          $1 - 10,000 Mid Cap Growth
                          $1 - 10,000 Flexibly Managed
                          $1 - 10,000 Index 500
                          $1 - 10,000 Emerging Growth
                          $10,000 - 50,000 Money Market

Daniel J. Toran           None                                    None

ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Board of Directors, including in particular Directors who are not "interested persons" of Penn Series, have special responsibilities with respect to the advisory and sub-advisory agreements relating to the management of the Penn Series Funds. Advisory and sub-advisory agreements must be initially approved and, commencing two years thereafter, approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the advisory or sub-advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors holds one or more meetings to decide whether to renew the advisory and sub-advisory agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the adviser and sub-advisers. The Directors use this information, to help them decide whether to renew the agreements for another year.

     The advisory and sub-advisory agreements were most recently considered and approved by the Board on February 13, 2003, and February 12, 2002. The Board requested and received in advance of the meetings written materials from the adviser and sub-advisers relating to Funds requiring renewal. The material provided information about: (a) the quality of the adviser's or sub-adviser's investment management and other services; (b) the adviser's or sub-advisers' investment management personnel; (c) the adviser's or sub-adviser's operations and financial condition; (d) the adviser's or sub-adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser or sub-adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the adviser's or sub-adviser's compliance systems; (h) the adviser's or sub-adviser's policies on and compliance procedures for personal securities transactions; (i) the adviser's or sub-adviser's reputation, expertise and resources in domestic financial markets; and (j) the Fund's performance compared with similar mutual funds.

     At the meetings, representatives from the adviser and Company commented on the information delivered to the Board and answered questions from Board members, to help the Board evaluate the adviser's or sub-adviser's fee and other aspects of the agreements. The Directors discussed the written materials that the Board received before the meeting and any other information that the Board received before the meeting, and deliberated on the initial approval and renewal of the advisory agreement and sub-advisory agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Directors who are not "interested persons," unanimously: (a) concluded that terms of the agreements are fair and reasonable; (b) concluded that the adviser's and sub-adviser's fees are reasonable in light of the services that the adviser and sub-adviser provides to the Funds; and (c) agreed to approve the entering into or renewal of the agreements.

COMPENSATION OF DIRECTORS IN 2002

                                                              PENSION OR
                                                              RETIREMENT           ESTIMATED            TOTAL
                                       AGGREGATE           BENEFITS ACCRUED     ANNUAL BENEFITS      COMPENSATION
                                   COMPENSATION FROM       AS PART OF FUND           UPON          FROM PENN SERIES
       NAME AND POSITION              PENN SERIES              EXPENSES           RETIREMENT         TO DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Eugene Bay                                  $ 18,000                   N/A                  N/A            $ 18,000
Director

James S. Greene                             $ 20,000                   N/A                  N/A            $ 20,000
Director

William H. Loesche, Jr.                     $  4,297                   N/A                  N/A            $  4,297
Director

Charles E. Mather III                       $  5,000                   N/A                  N/A            $  5,000
Director

M. Donald Wright                            $ 19,000                   N/A                  N/A            $ 19,000
Director

     Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

CODE OF ETHICS

     Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under amended Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. Penn Series has revised its Code of Ethics to comply with amended Rule 17j-1. This revised Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

     Penn Series, ICMI and the sub-advisers each propose to submit their revised Code of Ethics to the Penn Series' Board in the coming months for adoption of these Codes of Ethics by the Board. Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

NET ASSET VALUE OF SHARES

     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

     Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money

Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

OWNERSHIP OF SHARES

     The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

     On March 15, 2003, the outstanding shares of Penn Series were owned as follows:*

                                            HIGH                                 LARGE       LARGE      SMALL
                        MONEY     QUALITY   YIELD   FLEXIBLY   GROWTH     CAP     CAP       EMERGING     CAP     INTERN'L
                        MARKET     BOND     BOND     MANAGED   EQUITY    VALUE   GROWTH      GROWTH      VALUE      EQUITY    REIT
                         FUND      FUND     FUND      FUND      FUND      FUND    FUND        FUND        FUND       FUND     FUND
----------------------------------------------------------------------------------------------------------------------------------
Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in Separate
Accounts
Pursuant to
Variable Annuity
Contracts                   54%        80%     64%        71%      75%      67%      36%          58%       60%        63%      41%

Percentage of
Outstanding
Shares Owned by
Penn Insurance
and Annuity and held
in a Separate Account
pursuant to Variable
Annuity Contracts           13%         6%     10%        12%       6%       9%       5%          10%       10%         8%       4%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
General Account              0%         0%      0%         0%       0%       0%      43%           0%        0%         0%      36%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
Separate Account
Pursuant to
Variable Life
Insurance
Contracts                   33%        14%     26%        17%      19%      24%      16%          32%       30%        29%      19%

                                     LIMITED
                                     MATURITY   CORE EQUITY  INDEX 500    MID CAP      MID CAP     STRATEGIC
                                    BOND FUND      FUND        FUND     GROWTH FUND  VALUE FUND   VALUE FUND
------------------------------------------------------------------------------------------------------------
Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
Separate Accounts Pursuant to
Variable Annuity Contracts             73%              100%        48%          59%         59%          32%

Percentage of Outstanding Shares
Owned by Penn Insurance and
Annuity and held in a Separate
Account pursuant to Variable
Annuity Contracts                      12%                0%         7%           6%         11%           5%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a General Account                       0%                0%         0%           0%          0%          20%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a Separate Account Pursuant to
Variable Life Insurance Contracts      15%                0%        45%          35%         30%          43%

*    UNAUDITED

TAX STATUS

     The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund within Penn Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to Penn Series as a whole.

     Shares of the Funds other than the Core Equity Fund will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Shares of the Core Equity Fund are currently available only to certain contracts issued to qualified pension plans. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

     It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

     In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").

     Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

     It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.

     A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.

     Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

VOTING RIGHTS

     Penn Series is an open-end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

     Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

CUSTODIAL SERVICES

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

INDEPENDENT AUDITORS

     Ernst & Young LLP serves as the independent auditors of Penn Series. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP also serves as the independent auditors of Penn Mutual.

LEGAL MATTERS

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Company to compute or express performance follows.

     Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is by fund objective and portfolio holdings.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

TOTAL RETURN

     From time to time each Fund, except the Money Market Fund, may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

     The average annual compounded rates of return (unless otherwise noted) for the Funds for the periods ended December 31, 2002 are as follows:

                                                                                                  AVERAGE
                                                                   AVERAGE        AVERAGE          ANNUAL
                                        INCEPTION       ONE        ANNUAL         ANNUAL           SINCE
            NAME OF FUND                  DATE         YEAR      FIVE YEARS      TEN YEARS       INCEPTION
----------------------------------------------------------------------------------------------------------
Limited Maturity Bond                    5/1/00         6.25%           N/A            N/A            7.54%

Quality Bond                             3/1/87*        5.28%          7.19%          7.30%           7.80

High Yield Bond                          7/23/84        3.41%          3.07%          7.08%           8.71%

Flexibly Managed                         7/23/84        0.87%          9.11%         11.87%          13.54%

Core Equity                              5/1/00       -23.86%           N/A            N/A          -19.10%

Growth Equity                            6/1/83*      -34.90%         -7.36%          3.07            7.25%

Large Cap Value                          3/1/87**     -14.96%           0.32%         9.19%           9.86%

Index 500                                5/1/00       -22.28%           N/A            N/A          -16.09%

Mid Cap Growth                           5/1/00       -32.59%           N/A            N/A          -27.47%

Mid Cap Value                            5/1/00       -9.42%            N/A            N/A            3.19%

Emerging Growth                          5/1/97       -42.08%           6.14%          N/A           11.73%

Small Cap Value                          3/1/95***    -16.76%         -0.19%           N/A            6.56%

International Equity                     11/2/92      -9.94%          -1.83%          5.65%           5.76%

* PRIOR TO 11/1/92, WHEN ICMI BEGAN MANAGING THE FUND'S INVESTMENTS, THE FUND WAS MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

** THE FUND WAS MANAGED BY T. ROWE PRICE ASSOCIATES, INC. FROM 3/1/87 UNTIL 10/31/92, BY OPCAP ADVISORS FROM 11/1/92 UNTIL APRIL 30, 2000 AND BY PUTNAM INVESTMENT MANAGEMENT, LLC FROM MAY 1, 2000 TO PRESENT.

*** DATE OPCAP ADVISORS, THE FUND'S PREVIOUS MANAGER, BEGAN MANAGING THE FUND'S INVESTMENTS. EFFECTIVE ON MAY 1, 2000 ROYCE & ASSOCIATES, LLC BECAME MANAGER OF THE FUND.

     These figures were calculated according to the following formula:
     P(1 +T)TO THE POWER OF n=ERV

     where:

          P    =    a hypothetical initial payment of $1,000
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending redeemable value of hypothetical $1,000 payment made at the beginning of the l-, 5-, or 10-year periods at the end of the l-, 5-, or 10-year periods (or fractional portion thereof).

The Large Cap Growth, Strategic Value and REIT Funds did not commence operations until May 1, 2002.

RATINGS OF COMMERCIAL PAPER

MOODY'S INVESTOR SERVICES, INC. COMMERCIAL PAPER RATINGS:

PRIME 1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          - LEADING MARKET POSITIONS IN WELL-ESTABLISHED INDUSTRIES. - HIGH RATES OF RETURN ON FUNDS EMPLOYED.

          - CONSERVATIVE CAPITALIZATION STRUCTURE WITH MODERATE RELIANCE ON DEBT AND AMPLE ASSET PROTECTION.

          - BOARD MARGINS IN EARNINGS COVERAGE OF FIXED FINANCIAL CHARGES AND HIGH INTERNAL CASH GENERATION.

          - WELL-ESTABLISHED ACCESS TO A RANGE OF FINANCIAL MARKETS AND ASSURED SOURCES OF ALTERNATE LIQUIDITY.

PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having significant speculative characteristics for timely payment.

C This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH INVESTORS SERVICE, INC.:

Fitch 1 -- Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

     The following pages include audited financial statements and financial highlights as of December 31, 2002 for the Penn Series Funds consisting of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Core Equity Fund (formerly the Growth and Income Fund), Growth Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Emerging Growth Fund, Small Cap Value Fund, International Equity Fund and REIT Fund.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MONEY MARKET FUND

                                                    PAR             VALUE
                                                   (000)            (000)
----------------------------------------------------------------------------
COMMERCIAL PAPER--44.9%
American Express Credit
    1.280%, 01/13/03                             $     7,300      $   7,297
American Honda Finance
    1.330%, 01/22/03                                     400            400
B P America
    1.320%, 01/16/03                                   7,000          6,996
BellSouth
    1.320%, 01/03/03                                   6,000          6,000
Coca Cola
    1.290%, 01/21/03                                   7,000          6,995
Dow Jones & Co.
    1.330%, 01/13/03                                   5,050          5,048
Exxonmobil
    1.270%, 01/02/03                                   7,300          7,300
General Electric
    1.340%, 01/13/03                                   1,300          1,299
Lower Colorado
    1.650%, 01/08/03                                   1,500          1,500
New York, New York
    1.390%, 01/09/03                                     600            600
    1.390%, 01/09/03                                   2,535          2,535
    1.430%, 01/09/03                                     830            830
Pfizer, Inc.
    1.200%, 01/03/03                                   5,200          5,200
Toyota Motor Credit
    1.320%, 01/13/03                                   7,000          6,997
UBS
    1.350%, 01/07/03                                     993            993
UBS Finance
    1.330%, 01/06/03                                   1,238          1,238
    1.300%, 01/13/03                                     785            785
Wells Fargo & Co.
    1.280%, 01/06/03                                   5,000          4,999
                                                                  ---------
TOTAL COMMERCIAL PAPER
   (COST $67,012)                                                    67,012
                                                                  ---------
CORPORATE BONDS--33.0%
Allstate Corp.
    6.750%, 06/15/03                                     711            724
American General Finance
    5.900%, 01/15/03                                     510            511
    6.375%, 03/01/03                                     210            211
    6.200%, 03/15/03                                     275            277
    5.750%, 11/01/03                                     200            206
Anheuser Bush Cos., Inc.
    6.75%, 08/01/03                                      849            873
Associates Corp.
    6.000%, 04/15/03                                      69             69
    6.875%, 08/01/03                                      20             20
Bank of America Corp.
    5.880%, 01/27/03                                     135            135
    6.200%, 08/15/03                                     125            128
Bank of Boston
    6.875%, 07/15/03                                   2,290          2,342
Bank of New York Co., Inc.
    6.625%, 06/15/03                                     640            652
    6.500%, 12/01/03                                      75             78
Bank One Corp.
    6.875%, 06/15/03                                     143            146
    8.740%, 09/15/03                                     985          1,030
Bank One Dayton
    6.625%, 04/15/03                             $       500      $     507
Bank One Milwaukee
    6.625%, 04/15/03                                     665            674
BankAmerica Corp.
   10.000%, 02/01/03                                      25             25
    6.850%, 03/01/03                                     660            664
    9.200%, 05/15/03                                     200            205
    6.875%, 06/01/03                                     375            382
Barnett Bank, Inc.
   10.875%, 03/15/03                                     134            136
Bell Telephone Co. of Pennsylvania
    6.125%, 03/15/03                                     100            101
BellSouth Telecommunications
    6.250%, 05/15/03                                      20             20
Caterpillar Financial Services Corp.
    5.920%, 01/08/03                                     215            215
    7.930%, 01/15/03                                   1,250          1,253
    6.700%, 10/15/03                                      20             20
Caterpillar, Inc.
    6.000%, 02/13/03                                      30             30
Chase Manhattan Corp.
    7.625%, 01/15/03                                     120            120
Coca Cola
    6.000%, 07/15/03                                      45             46
Commercial Credit Co.
    5.875%, 01/15/03                                     200            200
Consolidated Edison Co. of NY
    6.375%, 04/01/03                                     290            293
CoreStates Capital Corp.
    9.375%, 04/15/03                                      20             20
    5.875%, 10/15/03                                     275            283
CPC Intl., Inc.
    6.875%, 10/15/03                                     360            373
Dayton Hudson Corp.
    6.400%, 02/15/03                                   3,160          3,177
    6.625%, 03/01/03                                   1,797          1,811
Federal Home Loan Bank
    5.720%, 08/25/03                                     170            174
    5.125%, 09/15/03                                     100            102
    5.275%, 11/20/03                                     275            284
    2.720%, 11/28/03                                     110            111
First Chicago
    7.625%, 01/15/03                                   4,000          4,009
First Union Corp.
    7.250%, 02/15/03                                     240            241
Fleet Financial Group
    6.875%, 03/01/03                                   1,680          1,692
General Electric Capital Corp.
    7.000%, 02/03/03                                     523            525
    8.700%, 02/15/03                                      50             50
    5.880%, 05/19/03                                     130            132
Goldman Sachs Group 144A
    7.875%, 01/15/03@                                    715            717
Goldman Sachs Group
    7.125%, 03/01/03                                     135            136
GTE Corp.
    9.100%, 06/01/03                                      99            102
Heller Financial, Inc.
    6.400%, 01/15/03                                   4,250          4,257
    7.875%, 05/15/03                                     849            866

                                                    PAR            VALUE
                                                   (000)           (000)
----------------------------------------------------------------------------
International Lease Finance Corp.
    5.750%, 01/15/03                             $       175      $     175
    5.750%, 02/19/03                                     150            151
    5.900%, 03/12/03                                   1,500          1,511
    4.750%, 06/02/03                                     265            267
    6.000%, 06/15/03                                     170            173
    4.400%, 08/15/03                                      25             25
    5.500%, 09/29/03                                     625            639
JP Morgan Chase & Co.
    7.500%, 02/01/03                                     200            201
Mellon Bank
    6.750%, 06/01/03                                     200            204
Mellon Funding Corp.
    6.875%, 03/01/03                                     125            126
    5.750%, 11/15/03                                     441            455
Merrill Lynch & Co.
    6.000%, 02/12/03                                     165            166
    6.130%, 04/07/03                                      75             76
Morgan Stanley Dean Witter
    7.125%, 01/15/03                                     804            805
    6.875%, 03/01/03                                     100            101
    6.750%, 03/04/03                                     350            352
NationsBank Corp., Senior Notes
    7.000%, 05/15/03                                     745            759
NBD Bank N.A. Michigan
    6.250%, 08/15/03                                     615            631
New England Telephone & Telegraph
    6.250%, 03/15/03                                     175            177
Norwest Corp.
    6.625%, 03/15/03                                      80             81
Norwest Financial, Inc.
    7.000%, 01/15/03                                     410            411
Ohio Bell Telephone Co.
    6.125%, 05/15/03                                      25             25
Pepsico, Inc.
    5.750%, 01/02/03                                   1,400          1,400
Salomon Smith Barney Holdings, Inc.
    6.125%, 01/15/03                                      50             50
    6.750%, 02/15/03                                     660            664
    6.250%, 05/15/03                                      65             66
    7.000%, 06/15/03                                      78             79
    6.500%, 08/15/03                                      35             36
Sony Corp.
    6.125%, 03/04/03                                   1,160          1,169
Star Banc Corp.
    5.875%, 11/01/03                                     745            768
State Street Boston
    5.950%, 09/15/03                                     100            103
Toyota Motor Credit Corp.
    5.625%, 11/13/03                                     100            103
Trans Financial Bankcorp
    7.250%, 09/15/03                                      15             15
U.S. Bancorp.
    6.625%, 05/15/03                                     480            489
Unilever Capital Corp.
    6.750%, 11/01/03                                     510            532
Verizon Communications, Inc.
    6.050%, 05/15/03                                     100            102
Wachovia Corp.
    6.375%, 04/15/03                                   3,720          3,764
    6.925%, 10/15/03                                     500            520
Wells Fargo Financial
    7.250%, 07/14/03                             $       580      $     595
Wells Fargo Global Notes
    6.125%, 11/01/03                                      24             25
                                                                  ---------
TOTAL CORPORATE BONDS
   (COST $49,346)                                                    49,346
                                                                  ---------
VARIABLE RATE DEMAND NOTES***--8.2%
Barton Healthcare, LLC
    1.600%, 01/01/03                                     355            355
Berks County, PA, Industrial Development Authority
    1.570%, 01/01/03  *                                  455            455
Bloomfield, NM
    1.600%, 01/01/03  *                                  600            600
Columbia County, GA, Development Authority
    1.500%, 01/01/03  *                                1,300          1,300
Durham, NC, Certificates of Participation
    1.470%, 01/01/03  *                                  500            500
Espanola, NM
    1.600%, 01/01/03  *                                  600            600
Fairview Hospital & Healthcare  Services
    1.450%, 01/02/03  *                                  400            400
GMG Warehouse, LLC
    1.600%, 01/01/03                                     800            800
Health Insurance Plan of Greater NY
    1.470%, 01/01/03  *                                  400            400
Illinois Development Finance Authority
    1.600%, 01/01/03  *                                  600            600
Liliha Parking  LP
    2.190%, 01/01/03  *                                2,060          2,060
Montgomery County, PA, Industrial Development Authority
    1.570%, 01/01/03  *                                  925            925
Philadelphia Authority-For Industrial Development-Marketplace
    1.550%, 01/02/03  *                                1,400          1,400
Silver City, NM
    1.600%, 01/01/03  *                                  600            600
St. Francis Healthcare Foundation
    2.190%, 01/01/03  *                                1,290          1,290
                                                                  ---------
TOTAL VARIABLE RATE DEMAND NOTES
   (COST $12,285)                                                    12,285
                                                                  ---------
MEDIUM TERM NOTES--5.1%
American General Finance
    6.090%, 01/27/03                                     350            351
    7.700%, 06/26/03                                     129            132
BellSouth Saving & Employee Esop
    9.125%, 07/01/03                                     572            584
Caterpillar Financial Service Corp.
    5.990%, 02/03/03                                     700            702
    5.600%, 06/05/03                                      25             25
Fleet Mortgage Group, Inc.
    6.840%, 05/21/03                                   3,600          3,667
General Electric Capital Corp.
    8.880%, 06/18/03                                      50             51
IBM Corp.
    5.250%, 12/01/03                                      70             72

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
International Lease Finance Corp.
    5.700%, 02/25/03                             $        50      $      50
    5.340%, 02/27/03                                      30             30
    4.910%, 04/04/03                                     645            649
    4.950%, 05/01/03                                     875            882
Morgan Stanley Dean Witter
    7.375%, 04/15/03                                      65             66
NationsBank
    7.000%, 04/01/03                                     100            101
Paine Webber Group, Inc.
    6.785%, 07/01/03                                      70             71
Security Pacific Corp.
    9.800%, 07/01/03                                     100            104
Southern New England Telephone
    6.125%, 12/15/03                                     115            120
                                                                  ---------
TOTAL MEDIUM TERM NOTES
  (COST $7,657)                                                       7,657
                                                                  ---------
ZERO COUPON BONDS--2.1%
Cabco-Tex Capital
    3.086%**, 04/01/03                                 1,749          1,741
Pepsico Capital
    3.847%**, 04/01/03                                 1,300          1,294
                                                                  ---------
TOTAL ZERO COUPON BONDS
  (COST $3,035)                                                       3,035
                                                                  ---------
                                                   NUMBER
                                                 OF SHARES
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.7%
BlackRock Provident Institutional
  Funds - TempFund                                 7,277,391          7,277
Janus Money Market Fund, Inc.                      7,264,137          7,264
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $14,541)                                                     14,541
                                                                  ---------
TOTAL INVESTMENTS--103.0%
  (COST $153,876) (a)                                               153,876

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(3.0%)                                            (4,447)
                                                                  ---------
NET ASSETS APPLICABLE TO 149,429,742
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 149,429
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    1.00
                                                                  =========

    MATURITY                   AMOUNT            % OF
    SCHEDULE                  PAR (000)        PORTFOLIO       (CUMULATIVE)
---------------------------------------------------------------------------
    1 -  7 days              $ 53,957             35.2%              35.2%
    8 - 14 days                27,115             17.7%              52.9%
   15 - 30 days                27,369             17.9%              70.8%
   31 - 60 days                10,690              7.0%              77.8%
   61 - 90 days                 3,774              2.4%              80.2%
  91 - 120 days                 9,198              6.0%              86.2%
 121 - 150 days                 7,089              4.6%              90.8%
  over 150 days                14,026              9.2%             100.0%
                             --------            -----
                             $153,218            100.0%
                             --------            -----

Average Weighted Maturity -- 46.08 days

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

(a) Cost for Federal income tax purposes.
** Effective Yield
*** The rate shown is the rate as of December 31, 2002, and the maturity is the next interest readjustment date.
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
* The security is a taxable municipal issue enhanced by a bank letter of credit.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE QUALITY BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
CORPORATE BONDS--22.9%
AUTOMOBILES & RELATED--1.8%
Ford Motor Co.
    7.450%, 07/16/31                             $     1,000      $     870
General Motors Acceptance Corp.
    8.000%, 11/01/31                                   2,000          2,011
                                                                  ---------
                                                                      2,881
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--1.2%
Computer Associates,  Inc.
    6.500%, 04/15/08                                   1,000            948
Electronic Data Systems
    7.450%, 10/15/29                                   1,000            930
                                                                  ---------
                                                                      1,878
                                                                  ---------
DIVERSIFIED OPERATIONS--0.6%
Bombardier, Inc.
    6.750%, 05/01/12                                   1,000            890
                                                                  ---------
ENERGY SERVICES--5.5%
Allegheny Energy Supply
    8.250%, 04/15/12                                   2,000          1,280
Calpine Canada Energy Finance
    8.500%, 05/01/08                                   1,000            435
Duke Energy Corp.
    6.250%, 01/15/12                                   1,000          1,044
First Energy Corp.
    6.450%, 11/15/11                                   2,000          1,990
PSE&G Power L.L.C., Series 144A @
    6.950%, 06/01/12                                   2,000          2,031
Teco Energy, Inc.
    7.000%, 05/01/12                                   1,000            840
Valero Energy Corp.
    7.500%, 04/15/32                                   1,000          1,013
                                                                  ---------
                                                                      8,633
                                                                  ---------
FINANCIAL SERVICES--4.9%
CIT Group, Inc.
    7.750%, 04/02/12                                   1,000          1,123
Citigroup, Inc.
    6.000%, 02/21/12                                   1,000          1,097
General Electric Capital Corp.
    6.000%, 06/15/12                                   2,000          2,159
Household Finance Corp.
    6.750%, 05/15/11                                   1,000          1,066
J.P.  Morgan Chase & Co.
    5.250%, 05/30/07                                   1,000          1,057
Morgan Stanley Dean Witter
    6.600%, 04/01/12                                   1,000          1,108
                                                                  ---------
                                                                      7,610
                                                                  ---------
LODGING--0.6%
Mirant Americas General, Inc.
    8.300%, 05/01/11                                   2,000            950
                                                                  ---------
MEDIA--0.7%
Liberty Media Group
    8.250%, 02/01/30                                   1,000          1,052
                                                                  ---------
MEDICAL--0.7%
Bristol Myers Squibb
    5.750%, 10/01/11                                   1,000          1,065
                                                                  ---------
OIL & GAS-0.9%
El Paso Corp.
    7.875%, 06/15/12                                   2,000          1,400
                                                                  ---------
PAPER & RELATED PRODUCTS--0.7%
Abitibi-Consolidated, Inc.
    8.850%, 08/01/30                                   1,000          1,075
                                                                  ---------
TELECOMMUNICATIONS--5.3%
AT&T Corp.
    8.000%, 11/15/31                             $     2,000      $   2,204
AT&T Wireless Services, Inc.
    8.7500%, 03/01/31                                  1,000            980
Citizens Communications
    7.625%, 08/15/08                                   1,000          1,107
Sprint Capital Corp.
    8.750%, 03/15/32                                   1,000            950
Tele-Communications, Inc.
    9.875%, 06/15/22                                   1,000          1,136
Telus Corp.
    7.500%, 06/01/07                                   1,000            970
USA Interactive
    7.000%, 01/15/13                                   1,000          1,034
                                                                  ---------
                                                                      8,381
                                                                  ---------
TOTAL CORPORATE BONDS
  (COST $36,033)                                                     35,815
                                                                  ---------
MEDIUM TERM NOTES--0.7%
Associates Corp. N.A.
    7.750%, 02/15/05
  (COST $1,003)                                        1,000          1,101
                                                                  ---------
U.S. TREASURY OBLIGATIONS--11.6%
U.S. TREASURY NOTES--6.0%
    5.750%, 11/15/05                                     725            801
    4.375%, 05/15/07                                   8,000          8,591
                                                                  ---------
                                                                      9,392
                                                                  ---------
U.S. TREASURY INFLATION INDEXED NOTES--5.6%
    3.375%, 01/15/07                                   7,000          8,674
                                                                  ---------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $17,389)                                                     18,066
                                                                  ---------
AGENCY OBLIGATIONS--53.9%
FEDERAL HOME LOAN BANK--12.9%
    0.750%, 01/02/03                                  20,200         20,200
                                                                  ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--37.9%
    6.000%, 01/15/32                                  11,000         11,368
    6.500%, 01/15/32                                  14,900         15,510
    7.000%, 01/15/32                                  11,628         12,227
    7.000%, 12/01/32                                  19,000         20,021
                                                                  ---------
                                                                     59,126
                                                                  ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.1%
    9.000%, 10/15/30                                     819            896
    9.000%, 10/15/30                                     245            268
    9.000%, 10/15/30                                   1,160          1,269
    9.000%, 11/15/30                                      58             64
    9.000%, 11/15/30                                     301            329
    9.000%, 11/15/30                                     662            725
    9.000%, 11/15/30                                     256            281
    9.000%, 11/15/30                                     983          1,076
                                                                  ---------
                                                                      4,908
                                                                  ---------
TOTAL AGENCY OBLIGATIONS
  (COST $83,728)                                                     84,234
                                                                  ---------

                                                     PAR           VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.8%
LB - UBS Commercial Mortgage Trust
    5.401%, 03/15/26                             $     3,697      $   3,927
LB - UBS Commercial Mortgage Trust
    6.058%, 06/15/20                                   3,821          4,154
Morgan Stanley Capital I @~
    6.950%, 12/12/05                                     848            924
                                                                  ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $8,861)                                                       9,005
                                                                  ---------
ASSET BACKED SECURITIES--19.4%
Conseco Finance Securitizations Corp.
    5.790%, 04/01/24                                   4,000          3,910
First USA Credit Card Master Trust
    1.500%, 01/18/06                                   2,500          2,500
Fleet Credit Card Master Trust II
    1.511%, 07/15/05                                   3,550          3,550
GE Capital Commercial Mortgage Corp.
    6.079%, 05/15/33                                   3,628          3,956
Green Tree Financial Corp.
    7.330%, 04/01/31                                   4,000          4,010
Illinois Power Special Purpose Trust
    5.380%, 06/25/07                                   4,500          4,732
MBNA Master Credit Card Trust I
    1.551%, 10/15/05                                   1,500          1,500
PNC Mortgage Acceptance Corp.
    5.910%, 03/12/34                                   3,595          3,893
Railcar Leasing L.L.C.
    7.125%, 01/15/13                                   2,000          2,267
                                                                  ---------
TOTAL ASSET BACKED SECURITIES
  (COST $29,691)                                                     30,318
                                                                  ---------
                                                  NUMBER
                                                 OF SHARES
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.8%
BlackRock Provident Institutional
   Funds - TempFund                                7,625,954          7,626
Janus Money Market Fund, Inc.                      7,662,657          7,663
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $15,289)                                                     15,289
                                                                  ---------
TOTAL INVESTMENTS--124.1%
  (Cost $191,994) (a)                                               193,828

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(24.1%)                                         (37,622)
                                                                  ---------

NET ASSETS APPLICABLE TO 14,873,951
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 156,206
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.50
                                                                  =========

 @ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

 ~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2002, the cost for Federal income tax purposes was $191,993,796. Net unrealized appreciation was $1,833,981. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,024,376 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,190,395).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE HIGH YIELD BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
-------------------------------------------------------------------------
CORPORATE BONDS--91.9%
AEROSPACE & DEFENSE--0.8%
Anteon Corp.
   12.000%, 05/15/09                             $       150      $     163
Dyncorp, Inc.
    9.500%, 03/01/07                                     275            285
Sequa Corp.
    9.000%, 08/01/09                                      50             48
                                                                  ---------
                                                                        496
                                                                  ---------
AUTOMOBILES & RELATED--1.5%
Arvin Industries, Inc.
    7.125%, 03/15/09                                     100            100
Arvinmeritor
    8.750%, 03/01/12                                      50             53
Collins & Aikman Corp.
   10.750%, 12/31/11                                      25             24
Collins & Aikman Floor Cover
   11.500%, 04/15/06                                      50             42
CSK Auto, Inc.
   12.000%, 06/15/06                                     225            241
Dana Corp.
   10.125%, 03/15/10                                     150            152
Delco Remy International, Inc.
    8.625%, 12/15/07                                      75             61
French (J.L.) Automotive Casting, Inc.
   11.500%, 06/01/09                                     100             45
MSX International, Inc.
   11.375%, 01/15/08                                     250             95
Navistar International
    9.375%, 06/01/06                                     150            144
                                                                  ---------
                                                                        957
                                                                  ---------
BROADCAST/MEDIA--5.6%
ACME Television/Finanace Corp.
   10.875%, 09/30/04                                     150            153
Chancellor Media Corp.
    8.125%, 12/15/07                                     200            208
Echostar DBS Corp.
    9.375%, 02/01/09                                      50             53
Gray Television, Inc.
    9.250%, 12/15/11                                     150            161
Lin Holdings Corp.
    5.739%**, 03/01/08                                   425            441
Mediacom
    9.500%, 01/15/13                                     175            158
Paxson Communications Corp.
    8.069%**, 01/15/09                                   475            302
   10.750%, 07/15/08                                     125            123
Radio One
    8.875%, 07/01/11                                     150            160
Radio Unica Corp.
   11.750%, 08/01/06                                     425            219
Salem Communications Holding Corp.
    9.000%, 07/01/11                                     350            367
Sinclair Broadcast Group 144A @
    8.000%, 03/15/12                                     200            208
Sinclair Broadcast Group
    8.750%, 12/15/07                                      75             78
    8.750%, 12/15/11                                     150            161
Spanish Broadcasting System
    9.625%, 11/01/09                                     375            388
Young Broadcasting, Inc.
    8.750%, 06/15/07                             $       102      $      99
   10.000%, 03/01/11                                     227            226
                                                                  ---------
                                                                      3,505
                                                                  ---------
BUILDING & BUILDING SUPPLIES--3.9%
Ainsworth Lumber
   13.875%, 07/15/07                                     350            374
American Builders & Contractors Supply Co., Inc.
   10.625%, 05/15/07                                     500            515
Associated Materials, Inc.
    9.750%, 04/15/12                                     350            369
Beazer Homes USA
    8.375%, 04/15/12                                     150            154
Brand Services, Inc. 144A @
   12.000%, 10/15/12                                     150            157
International Utility Structures, Inc.
   13.000%, 02/01/08                                     200             40
Nortek, Inc.
    9.875%, 06/15/11                                     200            200
Ryland Group
    9.125%, 06/15/11                                     300            318
Schuff Steel Co.
   10.500%, 06/01/08                                     225            180
WCI Communities, Inc.
   10.625%, 02/15/11                                     100             96
    9.125%, 05/01/12                                      50             45
                                                                  ---------
                                                                      2,448
                                                                  ---------
CABLE OPERATORS--1.7%
Coaxial L.L.C.
    6.296%**, 08/15/08                                   450            297
CSC Holdings, Inc.
    7.625%, 04/01/11                                     350            329
Insight Communications
    7.348%**, 02/15/11                                   300            165
Mediacom Broadband L.L.C.
   11.000%, 07/15/13                                     250            254
                                                                  ---------
                                                                      1,045
                                                                  ---------
CHEMICAL & FERTILIZER--5.0%
American Pacific Corp.
    9.250%, 03/01/05                                     350            357
Avecia Group PLC
   11.000%, 07/01/09                                     300            234
Hercules, Inc.
   11.125%, 11/15/07                                     650            725
Huntsman ICI Chemicals
   10.125%, 07/01/09                                     400            332
Huntsman International L.L.C.
    9.875%, 03/01/09                                     250            250
Koppers Industry, Inc.
    9.875%, 12/01/07                                     450            412
Lyondell Chemical, Inc.
    9.875%, 05/01/07                                     175            168
Lyondell Chemical, Inc.
    9.500%, 12/15/08                                     150            140
Macdermid, Inc.
    9.125%, 07/15/11                                     325            347
Messer Griesheim Holdings
   10.375%, 06/01/11                                     175            196
                                                                  ---------
                                                                      3,161
                                                                  ---------


                                       65

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
COMMERCIAL SERVICES--2.7%
Coinmach Corp.
    9.000%, 02/01/10                             $       375      $     393
Compagnie Genera de Geophysique
   10.625%, 11/15/07                                     200            176
RH Donnelley Financial Corp. 144A @
    8.875%, 12/15/10                                      25             27
   10.875%, 12/15/12                                     475            518
ServiceMaster Co.
    7.250%, 03/01/38                                     600            608
                                                                  ---------
                                                                      1,722
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--0.3%
Globix Corp.
   11.000%, 05/01/08                                      39             28
Seagate Tech 144A @
    8.000%, 05/15/09                                     175            181
                                                                  ---------
                                                                        209
                                                                  ---------
CONTAINERS & GLASS PRODUCTS--4.5%
AEP Industries, Inc.
    9.875%, 11/15/07                                     200            192
BWAY Corp.
   10.250%, 04/15/07                                     300            316
BWAY Corp. 144A @
   10.000%, 10/15/10                                     250            259
Constar International
   11.000%, 12/01/12                                     150            149
Greif Brothers Corp.
    8.875%, 08/01/12                                     100            106
Owens-Brockway Glass Container
    8.875%, 02/15/09                                     300            309
Owens-Illinois, Inc.
    7.150%, 05/15/05                                     125            120
Plastipak Holdings, Inc.
   10.750%, 09/01/11                                     425            447
Silgan Holding, Inc.
    9.000%, 06/01/09                                     500            521
Smurfit Capital Funding
    6.750%, 11/20/05                                     150            149
Stone Container Corp.
    9.750%, 02/01/11                                     150            161
    8.375%, 07/01/12                                     125            128
                                                                  ---------
                                                                      2,857
                                                                  ---------
DISTRIBUTION SERVICES--0.3%
Ownes & Minor, Inc.
    8.500%, 07/15/11                                     200            214
                                                                  ---------
DIVERSIFIED OPERATIONS--1.1%
Rexnord Corp. 144A @
   10.125%, 12/15/12                                     275            282
SPX Corp.
    7.500%, 01/01/13                                     175            177
Tyco International Group
    6.375%, 10/15/11                                     200            187
Tyco International Group SA
    6.125%, 01/15/09                                      25             23
    6.750%, 02/15/11                                      25             24
                                                                  ---------
                                                                        693
                                                                  ---------
DRUGS AND COSMETICS--0.9%
Alaris Medical Systems, Inc.
    9.750%, 12/01/06                             $        50      $      50
Johnsondiversey, Inc. 144A @
    9.625%, 05/15/12                                     250            263
Playtex Products, Inc.
    9.375%, 06/01/11                                     200            221
PSEG Energy Holdings
    8.500%, 06/15/11                                      75             61
                                                                  ---------
                                                                        595
                                                                  ---------
ELECTRONIC COMPONENTS--3.0%
Alamosa Delaware, Inc.
   13.625%, 08/15/11                                      25              8
Amkor Technologies, Inc.
    9.250%, 05/01/06                                     125            107
Asat Finance L.L.C.
   12.500%, 11/01/06                                     244            183
Calpine Corp.
    8.500%, 02/15/11                                     175             76
Chippac International, Ltd.
   12.750%, 08/01/09                                     200            210
Fairchild Semiconductor Corp.
   10.375%, 10/01/07                                     200            210
   10.500%, 02/01/09                                     100            108
Flextronics International, Ltd.
    9.875%, 07/01/10                                     425            458
On Semiconductor Corp. 144A @
   12.000, 05/15/08                                      100             74
Sanmina-SCI Corp. 144A @
   10.375%, 01/15/10                                     125            126
Solectron Corp.
    4.191%**, 05/20/04                                   350            178
UCAR Finance, Inc.
   10.250%, 02/15/12                                     225            179
                                                                  ---------
                                                                      1,917
                                                                  ---------
ENERGY SERVICES--0.6%
Calpine Canada Energy Finance
    8.500%, 05/01/08                                      75             33
Swift Energy Co.
   10.250%, 08/01/09                                     325            325
                                                                  ---------
                                                                        358
                                                                  ---------
ENTERTAINMENT & LEISURE--1.6%
AMC Entertainment
    9.875%, 02/01/12                                     200            197
AMF Bowling Worldwide
   13.000%, 09/01/08                                     225            227
Cinemark USA, Inc.
    8.500%, 08/01/08                                     125            119
Hockey Co.
   11.250%, 04/15/09                                     250            255
Six Flags, Inc.
    8.875%, 02/01/10                                     200            188
                                                                  ---------
                                                                        986
                                                                  ---------
ENVIRONMENTAL INSTRUMENTS--0.2%
Allied Waste North America
    7.875%, 01/01/09                                      75             74
Allied Waste North America 144A @
    9.250%, 09/01/12                                      75             77
                                                                  ---------
                                                                        151
                                                                  ---------

                                                     PAR            VALUE
                                                    (000)           (000)
----------------------------------------------------------------------------
FINANCIAL SERVICES--2.4%
Alamosa Delaware, Inc.
   12.500%, 02/01/11                             $        75      $      23
Armkel Finance, Inc.
    9.500%, 08/15/09                                     450            461
Brickman Group, Ltd. 144A @
   11.750%, 12/15/09                                      75             78
Dime Capital, Inc.
    9.330%, 05/06/27                                     300            341
FBOP Capital Trust II 144A @
   10.000%, 01/15/09                                     150            160
Stone Container Finance Corp. Sr Notes 144A @
   11.500%, 08/15/06                                     300            318
Williams Scotsman, Inc.
    9.875%, 06/01/07                                     175            162
                                                                  ---------
                                                                      1,543
                                                                  ---------
FOOD & BEVERAGES--3.6%
Agrilink Foods, Inc.
   11.875%, 11/01/08                                     275            295
B&G Foods, Inc.
    9.625%, 08/01/07                                     225            231
Burns Philp Capital 144A @
    9.750%, 07/15/12                                     500            480
Colt Beverages
    8.000%, 12/15/11                                     300            318
Dimon, Inc.
    9.625%, 10/15/11                                     325            344
Luigino's, Inc.
   10.000%, 02/01/06                                     300            306
Smithfield Foods, Inc.
    8.000%, 10/15/09                                     325            332
                                                                  ---------
                                                                      2,306
                                                                  ---------
GAMING NON HOTELS--0.8%
Penn National Gaming, Inc.
   11.125%, 03/01/08                                     450            493
Pinnacle Entertainment
    9.500%, 08/01/07                                      25             22
                                                                  ---------
                                                                        515
                                                                  ---------
HEALTHCARE SERVICES--3.1%
Alliance Imaging
   10.375%, 04/15/11                                     300            293
Bio-Rad Laboratories, Inc.
   11.625%, 02/15/07                                     400            443
Concentra Operating Corp.
   13.000%, 08/15/09                                      25             25
Kinetic Concepts, Inc.
    9.625%, 11/01/07                                     250            259
Meditrust
    7.510%, 09/26/03                                     125            125
Omnicare, Inc.
    8.125%, 03/15/11                                     150            161
Total Renal Care Holdings
    7.000%, 05/15/09                                     317            317
Triad Hospital Holdings, Inc.
   11.000%, 05/15/09                                     325            359
                                                                  ---------
                                                                      1,982
                                                                  ---------
HOTELS & GAMING--9.4%
Ameristar Casinos, Inc.
   10.750%, 02/15/09                                     575            630
Arogosy Gaming Co.
   10.750%, 06/01/09                                     700            770
Coast Hotels & Casinos, Inc.
    9.500%, 04/01/09                             $       100      $     107
Courtyard by Marriott II
   10.750%, 02/01/08                                     450            458
Hard Rock Hotel, Inc.
    9.250%, 04/01/05                                     200            202
Hilton Hotels Corp.
    7.625%, 12/01/12                                     125            126
HMH Properties, Inc.
    7.875%, 08/01/08                                     175            170
Hollywood Casino Corp.
   11.250%, 05/01/07                                     300            324
Hollywood Park, Inc.
    9.250%, 02/15/07                                     525            465
Hollywood Casino Shreveport
   13.000%, 08/01/06                                     200            200
Host Marriott LP
    9.500%, 01/15/07                                     150            152
International Game Technology
    8.375%, 05/15/09                                     325            361
Isle of Capri Casinos
    8.750%, 04/15/09                                     225            231
John Q Hammons
    8.875%, 05/15/12                                     350            352
La Quinta Corp.
    7.400%, 09/15/05                                     150            149
Mikohn Gaming Corp.
   11.875%, 08/15/08                                     300            228
Riviera Holdings
   11.000%, 06/15/10                                     125            113
Starwood Hotel Resorts 144A @
    7.375%, 05/01/07                                     100             98
Station Casino
    9.875%, 07/01/10                                     175            190
Turning Stone Casino 144A @
    9.125%, 12/15/10                                     100            102
Venetian Casino LV Sands 144A @
   11.000%, 06/15/10                                     500            523
                                                                  ---------
                                                                      5,951
                                                                  ---------
MACHINERY (DIVERSIFIED)--0.9%
Alfa Laval Special Financial
   12.125%, 11/15/10                                      65             77
Cummins, Inc. 144A @
    9.500%, 12/01/10                                     200            213
Joy Global, Inc.
    8.750%, 03/15/12                                      25             26
Manitowoc Co., Inc. 144A @
   10.500%, 08/01/12                                     125            130
Numatics, Inc.
    9.625%, 04/01/08                                     225            106
Terex Corp.
   10.375%, 04/01/11                                      50             47
                                                                  ---------
                                                                        599
                                                                  ---------
MANUFACTURING--2.8%
Actuant Corp.
   13.000%, 05/01/09                                     390            456
Applied Extrusion Technologies
   10.750%, 07/01/11                                     125             81
Dresser, Inc.
    9.375%, 04/15/11                                     250            251

                                                    PAR             VALUE
                                                   (000)            (000)
-------------------------------------------------------------------------
MANUFACTURING--(CONTINUED)
Foamex LP 144A @
   10.750%, 04/01/09                             $        50      $      35
HCC Industries, Inc.
   10.750%, 05/15/07                                     400            140
Herbst Gaming, Inc.
   10.750%, 09/01/08                                     150            157
International Wire Group, Inc.
   11.750%, 06/01/05                                     600            363
Motors and Gears, Inc.
   10.750%, 11/15/06                                     325            280
                                                                  ---------
                                                                      1,763
                                                                  ---------
MEDICAL SERVICES--1.3%
Conmed Corp.
    9.000%, 03/15/08                                     250            260
Fisher Scientific International
    8.125%, 05/01/12                                     175            181
Insight Health Services
    9.875%, 11/01/11                                     150            144
Vicar Operating, Inc.
    9.875%, 12/01/09                                     225            243
                                                                  ---------
                                                                        828
                                                                  ---------
METAL COMPONENTS & PRODUCTS--1.6%
Gerdua Ameristeel Corp.
    6.500%, 04/30/07                                     300            139
Jorgensen Earle M. Co.
    9.750%, 06/01/12                                     450            458
Trimas Corp. 144A  @
    9.875%, 06/15/12                                     300            297
United States Steel L.L.C.
   10.750%, 08/01/08                                     100             99
                                                                  ---------
                                                                        993
                                                                  ---------
METALS & MINING--2.3%
AK Steel Corp. 144A  @
    7.750%, 06/15/12                                     350            353
Bethlehem Steel
   10.375%, 09/01/03 #                                   200              6
Better Minerals & Aggregates
   13.000%, 09/15/09                                     350            126
Compass Minerals Group
   10.000%, 08/15/11                                     200            219
P&L Coal Holdings Corp.
    8.875%, 05/15/08                                     100            105
Russel Metals, Inc.
   10.000%, 06/01/09                                     300            317
Steel Dynamics, Inc.
    9.500%, 03/15/09                                     300            314
Weirton Steel Corp.
    0.500%, 04/01/08                                     137             14
                                                                  ---------
                                                                      1,454
                                                                  ---------
MISCELLANEOUS CONSUMER PRODUCTS--1.5%
Bally Total Fitness Holdings
    9.875%, 10/15/07                                     100             87
Hasbro, Inc.
    6.600%, 07/15/28                                      50             41
Hedstrom Holdings, Inc. ~
   12.000%, 06/01/09                                      50              -
Jostens, Inc.
   12.750%, 05/01/10                                     450            511
Luscar Coal Ltd.
    9.750%, 10/15/11                                     125            134
Simmons Co.
   10.250%, 03/15/09                             $       150      $     159
                                                                  ---------
                                                                        932
                                                                  ---------
OFFICE EQUIPMENT & SERVICES--0.5%
IPC Acquisition Corp.
   11.500%, 12/15/09                                     350            301
                                                                  ---------
OIL & GAS--1.9%
Chesapeake Energy Corp.
    9.000%, 08/15/12                                     150            159
Encore Acquisition Co. 144A @
    8.375%, 06/15/12                                     100            104
Forest Oil Corp.
   10.500%, 01/15/06                                     200            211
Hanover Equipment Trust 144A @
    8.750%, 09/01/11                                     175            169
Magnum Hunter Resources, Inc.
   10.000%, 06/01/07                                     150            157
    9.600%, 03/15/12                                      50             53
Stone Energy Corp.
    8.250%, 12/15/11                                     225            234
Swift Energy Co.
    9.375%, 05/01/12                                      25             24
Westport Resources Corp. 144A @
    8.250%, 11/01/11                                      75             79
                                                                  ---------
                                                                      1,190
                                                                  ---------
PAPER & RELATED PRODUCTS--3.7%
Ainsworth Lumber Co.
   12.500%, 07/15/07                                      75             78
Four M Corp.
   12.000%, 06/01/06                                     375            388
Longview Fibre Co.
   10.000%, 01/15/09                                     450            473
MDP Acquisitions PLC -- (Unit)
   15.500%, 10/01/13                                     100            106
MDP Acquisitions PLC 144A @
    9.625%, 10/01/12                                     300            312
Norampac, Inc.
    9.500%, 02/01/08                                      50             53
Packaged Ice, Inc.
    9.750%, 02/01/05                                     200            156
Packaging Corp. of America
    9.625%, 04/01/09                                     175            188
Paperboard Industries International, Inc.
    8.375%, 09/15/07                                     250            243
Potlatch Corp.
   10.000%, 07/15/11                                     275            301
U.S. Timberlands Klam/Finance
    9.625%, 11/15/07                                      50             30
                                                                  ---------
                                                                      2,328
                                                                  ---------
PRINTING & PUBLISHING--3.0%
Canwest Media, Inc.
   10.625%, 05/15/11                                     200            214
Dex Media East
    9.875%, 11/15/09                                     100            107
Dex Media East L.L.C. 144A @
   12.125%, 11/15/12                                     425            471
K-III Communications Corp.
   10.250%, 06/01/04                                     200            196
    8.500%, 02/01/06                                     300            281

                                                     PAR            VALUE
                                                    (000)           (000)
--------------------------------------------------------------------------
PRINTING & PUBLISHING--(CONTINUED)
Mail-Well, Inc.
    9.625%, 03/15/12                             $        25      $      22
Quebecor Media, Inc.
   11.125%, 07/15/11                                     175            161
Sun Media Corp.
    9.500%, 02/15/07                                     275            282
Transwestern Holdings, LP
   11.875%, 11/15/08                                     112            118
Transwestern Publishing Capital Corp.
    9.625%, 11/15/07                                      50             52
                                                                  ---------
                                                                      1,904
                                                                  ---------
REAL ESTATE--0.5%
LNR Property Corp.
   10.500%, 01/15/09                                     300            303
                                                                  ---------
RENTAL AUTO - EQUIPMENT--1.1%
Universal Compression, Inc.
    9.107%**, 02/15/08                                   700            721
                                                                  ---------

RESTAURANTS--0.2%
Foodmaker, Inc.
    8.375%, 04/15/08                                     100            101
                                                                  ---------

RETAIL--3.2%
Amerigas Partner Eagle Financial
    8.875%, 05/20/11                                     350            364
Amerigas Partner Eagle Financial 144A @
    8.875%, 05/20/11                                      75             78
Amerigas Partner L.P.
   10.000%, 04/15/06                                     250            264
Dillards, Inc.
    7.375%, 06/01/06                                     150            149
Ferrellgas Partners LP
    8.750%, 06/15/12                                     325            336
Gap, Inc.
    9.900%, 12/15/05                                     300            319
Gap, Inc.
   10.550%, 12/15/08                                     325            354
Jitney-Jungle Stores of America, Inc. ~
   12.000%, 03/01/06 #                                   250              -
   10.375%, 09/15/07 #                                   250              -
Yum! Brands, Inc.
    7.700%, 07/01/12                                     150            156
                                                                  ---------
                                                                      2,020
                                                                  ---------
SATELLITES--0.0%
Orbital Imaging Corp.
   11.625%, 03/01/05 #                                   100             15
                                                                  ---------
SERVICES--1.3%
AP Holdings, Inc.
   10.377%**, 03/15/08                                   200             32
Avis Group Holdings, Inc.
   11.000%, 05/01/09                                     150            164
Global Imaging Systems, Inc.
   10.750%, 02/15/07                                     350            350
Iron Mountain, Inc.
    8.750%, 09/30/09                                     125            129
    8.250%, 07/01/11                                      75             77
Sitel Corp.
    9.250%, 03/15/06                                      75             69
                                                                  ---------
                                                                        821
                                                                  ---------
SPECIALTY CHEMICALS--0.7%
Kronos International, Inc.
    8.875%, 06/30/09                             $       125      $     132
Resolution Performance Products L.L.C. 144A @
   13.500%, 11/15/10                                     150            158
Salt Holding Corp., Inc. 144A @
    6.287%**, 12/15/12                                   300            162
                                                                  ---------
                                                                        452
                                                                  ---------
SPECIFIED PURPOSE HOLDING COMPANIES--2.0%
Advance Holding Corp.
    3.714%**, 04/15/09                                   275            282
American Acheivement Corp.
   11.625%, 01/01/07                                     125            133
Chukchansi Economic Development Auth. 144A @
   14.500%, 06/15/09                                     175            175
Meditrust 144A @
    7.114%, 08/15/04                                     175            175
National Waterworks, Inc. 144A @
   10.500%, 12/01/12                                     225            235
P&L Coal Holdings Corp.
    9.625%, 05/15/08                                     250            264
                                                                  ---------
                                                                      1,264
                                                                  ---------
TELECOMMUNICATIONS--3.8%
AT&T Wireless Services, Inc.
    7.875%, 03/01/11                                     100            101
    8.125%, 05/01/12                                     175            176
Avaya, Inc.
   11.125%, 04/01/09                                      25             23
Dobson Communications
   10.875%, 07/01/10                                      50             42
Echostar DBS Corp.
   10.375%, 10/01/07                                      50             54
    9.125%, 01/15/09                                     625            658
Insight Midwest
   10.500%, 11/01/10                                      50             49
Nextel Communications
   10.650%, 09/15/07                                     575            549
Nextel Partners, Inc.
   12.500%, 11/15/09                                     200            180
Qwest Corp. 144A @
    8.875%, 03/15/12                                     100             97
Rogers Cantel, Inc.
    8.800%, 10/01/07                                      25             21
Tritel PCS, Inc.
   10.375%, 01/15/11                                     150            161
Worldcom, Inc. 144A @
    7.375%, 01/15/06 #                                   600            141
XM Satellite Radio, Inc.
   14.000%, 03/15/10                                     175            119
                                                                  ---------
                                                                      2,371
                                                                  ---------
TEXTILES & APPAREL--2.1%
Collins & Aikman Floor Coverings, Inc.
    9.750%, 02/15/10                                     300            300
Dan River, Inc.
   10.125%, 12/15/03                                     525            407
Dyersburg Corp.
    9.750%, 09/01/07 #                                   450              -
Interface, Inc.
   10.375%, 02/01/10                                     300            291
Levi Strauss & Co.
   11.625%, 01/15/08                                     175            171

                                                     PAR            VALUE
                                                    (000)          (000)
----------------------------------------------------------------------------
TEXTILES & APPAREL--(CONTINUED)
Levi Strauss & Co. 144A @
   12.250%, 12/15/12                             $       150      $     147
                                                                  ---------
                                                                      1,316
                                                                  ---------
TRANSPORTATION--2.3%
Greyhound Lines
   11.500%, 04/15/07                                     150            105
Northwest Airlines, Inc.
    9.875%, 03/15/07                                     100             64
Petro Stopping Centers
   10.500%, 02/01/07                                     550            512
Petroleum Helicopters
    9.375%, 05/01/09                                     200            210
Stena AB 144A @
    9.625%, 12/01/12                                      50             52
Travelcenters of America
   12.750%, 05/01/09                                     500            530
                                                                  ---------
                                                                      1,473
                                                                  ---------
UTILITIES--0.6%
Synagro Technologies, Inc.
    9.500%, 04/01/09                                     350            365
                                                                  ---------
WASTE MANAGEMENT--0.1%
IESI Corp. 144A @
   10.250%, 06/15/12                                      75             72
                                                                  ---------
WIRELESS COMMUNICATIONS--1.5%
Alamosa PCS Holdings, Inc.
   22.080%**, 02/15/10                                    50              9
Alaska Communications
    9.375%, 05/15/09                                     350            250
Nextel International, Inc.
    1.915%**, 02/15/08                                   125            114
    9.375%, 11/15/09                                      25             23
Rogers Cantel, Inc.
    9.375%, 06/01/08                                     150            141
    9.750%, 06/01/16                                     175            158
Telecorp PCS, Inc.
   10.625%, 07/15/10                                      25             27
Triton PCS, Inc.
    7.237%**, 05/01/08                                   225            187
Ubiquitel Operating Co.
    9.383%**, 04/15/10                                   300             18
                                                                  ---------
                                                                        927
                                                                  ---------
TOTAL CORPORATE BONDS
(COST $60,052)                                                       58,124
                                                                  ---------
                                                   NUMBER
                                                  OF SHARES
-------------------------------------------------------------------------
COMMON STOCKS--0.3%
Adelphia Business Solutions, Inc.*                     2,490              -
Globix Corp.*                                          4,587              9
Granite Broadcasting Corp.*                           13,000             27
Hedstrom Holdings, Inc. 144A *@~                       6,065              -
Mariner Health Care, Inc.*                               381              2
Microcell Telecommunications, Inc.*                    1,117              -
NII Holdings, Inc.*                                      619              7
Pathmark Stores, Inc.*                                 1,532              8
R.H. Donnelley Corp.*                                  4,000            117
Safelite Glass Corp.*~                                 1,935              -
Safelite Realty Corp.*~                                  130              -
                                                                  ---------
TOTAL COMMON STOCKS
(Cost $1,408)                                                           170
                                                                  ---------
                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
-------------------------------------------------------------------------
PREFERRED STOCKS--4.5%
BROADCAST/MEDIA--1.7%
Cumulus Media, Inc. 13.750%                              327      $     356
Granite Broadcasting 12.750% *                           541            289
Paxson Communications Corp. 13.250% * @                   41              2
Sinclair Capital 11.625%                               3,850            408
                                                                  ---------
                                                                      1,055
                                                                  ---------
CABLE OPERATORS--1.3%
CSC Holdings, Inc. 11.125%                             2,117            201
CSC Holdings, Inc. 11.750%                             6,359            591
                                                                  ---------
                                                                        792
                                                                  ---------
CHEMICALS--0.1%
Avecia Group PLC 16.000%*                              7,560             91
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--0.0%
Rhythms Netconnections, Inc. 144A 6.750% *@            1,700              -
                                                                  ---------
ELECTRIC UTILITIES--0.7%
Bank United Capital Trust 10.250% *                      125            125
TNP Enterprises, Inc. 14.500% *                        5,110            332
                                                                  ---------
                                                                        457
                                                                  ---------
INDUSTRIAL - OTHER--0.4%
Anvil Holdings, Inc. 13.000% *                        13,020            234
Weirton Steel 0.000%*                                  2,250              2
                                                                  ---------
                                                                        236
                                                                  ---------
LONG DISTANCE--0.0%
Global Crossing Holdings, Ltd. 10.500%*#               3,210              2
                                                                  ---------
WIRELESS COMMUNICATIONS--0.2%
Dobson Communications Corp. 12.250% *                    104             49
Dobson Communications Corp. 12.250% *                    109             51
Rural Cellular Corp. 11.375% *                           208             52
                                                                  ---------
                                                                        152
                                                                  ---------
WIRELINE COMMUNICATIONS--0.1%
E. Spire Communications, Inc. 12.750% * #              2,198              -
Pegasus Satellite 12.750% *                              296             70
XO Communications, Inc. 14.000% *#                     5,520              -
                                                                  ---------
                                                                         70
                                                                  ---------
TOTAL PREFERRED STOCKS
(COST $4,488)                                                         2,855
                                                                  ---------
                                                  NUMBER OF
                                                  WARRANTS
-------------------------------------------------------------------------
WARRANTS--0.0%
Allegiance Telecom, Inc. 144A * @                        250              -
Asat Finance 144A * @                                    100              -
Cybernet Internet Services 144A * @                      150              -
Hedstrom Holdings Warrants * ~                           258              -
Horizon PCS, Inc. 144A *                                 350              -
IPCS, Inc. 144A *@                                       300              -
Jostens, Inc. 144A *@                                    200              7
KMC Telecom Holdings, Inc. 144A * @                      200              -
Leap Wireless International 144A *@                      275              -
Mariner Health Care*                                     360              -
Mikohn Gaming Corp. 144A *@                              300              -
Pathmark Stores, Inc. * @                              2,350              2
Safelite Glass Corp. Class A * @~                      4,743              -
Safelite Glass Corp. Class B * @~                      3,162              -
SW Acquistion 144A *@                                    200              5
Travelcenters of America 144A *@                       1,800             18
Ubiquitel, Inc. 144A *@                                  900              -
UIH Australia *                                          175              -
                                                                  ---------
TOTAL WARRANTS
(COST $162)                                                              32
                                                                  ---------

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.8%
T. Rowe Price Reserve Investment Fund
  (Cost $479)                                        478,519      $     479
                                                                  ---------

TOTAL INVESTMENTS--97.5%
(COST $66,589) (a)                                                   61,660

OTHER ASSETS IN EXCESS
  OF LIABILITIES--2.5%                                                1,552
                                                                  ---------

NET ASSETS APPLICABLE TO 9,326,747
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING--100.0%                                    $  63,212
                                                                  =========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $    6.78
                                                                  =========

* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.
~ Security valued in accorance with fair valuation procedures approved by the Board of Trustees.
# Security in Default

(a) At December 31, 2002, the cost for Federal income tax purposes was $66,647,773. Net unrealized depreciation was ($4,987,690). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,605,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($7,593,242).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE GROWTH EQUITY FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
----------------------------------------------------------------------------
COMMON STOCKS--80.2%
AEROSPACE & DEFENSE--3.9%
General Dynamics Corp.                                50,000      $   3,968
                                                                  ---------
COMPUTER- INTERNET SERVICES & SOFTWARE--4%
Symantec Corp.*                                      100,000          4,051
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--10.2%
Affiliated Computer Services, Inc.*                  100,000          5,265
Microsoft Corp.*                                     100,000          5,170
                                                                  ---------
                                                                     10,435
                                                                  ---------
COSMETICS & TOILETRIES--2.1%
Procter & Gamble Co.                                  25,000          2,148
                                                                  ---------
DIVERSIFIED OPERATIONS--8.7%
3M Co.                                                25,000          3,082
General Electric Co.                                 100,000          2,435
Tyco International Ltd.                              200,000          3,416
                                                                  ---------
                                                                      8,933
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.4%
L-3 Communications Holdings, Inc.*                   100,000          4,491
                                                                  ---------
ENTERTAINMENT--3.2%
Fox Entertainment Group, Inc.*                       125,000          3,241
                                                                  ---------
FINANCE--5.1%
Citigroup, Inc.                                      150,000          5,279
                                                                  ---------
HEALTHCARE--10.9%
HCA - The Healthcare Corp.                           100,000          4,150
Tenet Healthcare Corp.*                              175,000          2,870
UnitedHealth Group, Inc.                              50,000          4,175
                                                                  ---------
                                                                     11,195
                                                                  ---------
INSURANCE--3.1%
Anthem, Inc.*                                         50,000          3,145
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--4.7%
Amgen, Inc.*                                         100,000          4,834
                                                                  ---------
PHARMACEUTICALS--16.5%
Amerisourcebergen Corp.                               75,000          4,073
Johnson & Johnson                                     75,000          4,028
Merck & Co., Inc.                                     75,000          4,246
Pfizer, Inc.                                         150,000          4,586
                                                                  ---------
                                                                     16,933
                                                                  ---------
RETAIL--3.4%
AutoZone, Inc.*                                       25,000          1,766
Bed, Bath & Beyond, Inc.*                             50,000          1,727
                                                                  ---------
                                                                      3,493
                                                                  ---------

TOTAL COMMON STOCKS
  (COST $87,097)                                                     82,146
                                                                  ---------

SHORT-TERM INVESTMENTS--6.0%
BlackRock Provident Institutional
    Funds - TempCash                               3,081,773      $   3,082
BlackRock Provident Institutional
    Funds - TempFund                               3,081,773          3,082
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS                                          6,164
                                                                  ---------
 (COST $6,164)

TOTAL INVESTMENTS--86.2%
 (COST $93,261)(a)                                                   88,310

OTHER ASSETS IN EXCESS
  OF LIABILITES--13.8%                                               14,108
                                                                  ---------

NET ASSETS APPLICABLE TO 10,436,798
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                   $ 102,418
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
                                                                  $    9.81
------------------------------------------------                  =========

*Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $96,856,999. Net unrealized depreciation was ($8,546,703). This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($8,546,703).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LARGE CAP VALUE FUND

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS--94.7%
AEROSPACE & DEFENSE--1.6%
Boeing Co.                                            27,400      $     904
Lockheed Martin Corp.                                 12,300            710
Northrop Grumman Corp.                                10,500          1,018
Rockwell Collins, Inc.                                18,600            433
                                                                  ---------
                                                                      3,065
                                                                  ---------
BANKING--12.2%
Bank of America Corp.                                 61,000          4,244
Bank of New York Co., Inc.                            50,500          1,210
Banknorth Group, Inc.                                 16,900            382
BB&T Corp.                                            23,600            873
Charter One Financial, Inc.                           51,995          1,494
Comerica, Inc.                                        61,200          2,646
Compass Bancshares, Inc.                              15,500            485
M&T Bank Corp.                                        11,800            936
Mellon Financial Corp.                                45,900          1,198
SouthTrust Corp.                                       7,900            196
TCF Financial Corp.                                    5,200            227
U.S. Bancorp                                         199,914          4,242
Wachovia Corp.                                        67,000          2,441
Wells Fargo & Co.                                     23,800          1,115
Zions Bancorp.                                        33,600          1,322
                                                                  ---------
                                                                     23,011
                                                                  ---------
BROADCAST/MEDIA--2.9%
Comcast Corp. *                                      111,500          2,519
Liberty Media Corp.*                                 242,816          2,171
USA Interactive*                                      36,000            825
                                                                  ---------
                                                                      5,515
                                                                  ---------
CHEMICALS--2.1%
Dow Chemical Co.                                      59,400          1,764
Engelhard Corp.                                       52,700          1,178
PPG Industries, Inc.                                   7,600            381
Rohm & Haas Co.                                       16,900            549
                                                                  ---------
                                                                      3,872
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--0.3%
Sun Microsystems, Inc.*                              145,700            453
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--1.5%
BMC Software, Inc.*                                   63,500          1,086
Computer Associates International, Inc.               88,900          1,200
NCR Corp.*                                            25,000            593
                                                                  ---------
                                                                      2,879
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--2.7%
Hewlett-Packard Co.                                  183,574          3,187
International Business Machines Corp.                 14,600          1,131
Lexmark International Group, Inc.*                    11,800            714
                                                                  ---------
                                                                      5,032
                                                                  ---------
CONSUMER PRODUCTS--3.0%
Fortune Brands, Inc.                                  38,600          1,795
Philip Morris Cos., Inc.                              81,200          3,291
Whirlpool Corp.                                        9,900            517
                                                                  ---------
                                                                      5,603
                                                                  ---------
CONTAINERS--1.4%
Smurfit-Stone Container Corp.*                        83,500          1,285
Sonoco Products Co.                                   58,100          1,332
                                                                  ---------
                                                                      2,617
                                                                  ---------
COSMETICS & TOILETRIES--1.3%
Colgate-Palmolive Co.                                 15,600            818
Kimberly-Clark Corp.                                  34,100          1,619
                                                                  ---------
                                                                      2,437
                                                                  ---------
DIVERSIFIED OPERATIONS--1.7%
Eaton Corp.                                            5,100      $     398
Honeywell International, Inc.                         40,300            967
Pall Corp.                                            11,600            193
Sara Lee Corp.                                        13,000            293
Tyco International Ltd.                               78,200          1,336
                                                                  ---------
                                                                      3,187
                                                                  ---------
ELECTRIC PRODUCTS--0.7%
Emerson Electric Co.                                  23,900          1,215
                                                                  ---------

ELECTRONIC COMPONENTS & SEMICONDUCTORS--1.0%
Agilent Technologies, Inc.*                           44,200            794
Celestica, Inc.*                                      30,700            433
Flextronics International, Ltd. *                     89,000            729
                                                                  ---------
                                                                      1,956
                                                                  ---------
ENERGY RESOURCES & SERVICES--5.9%
Centerpoint Energy, Inc.                              68,900            586
Cinergy Corp.                                         28,366            956
Constellation Energy Group                            15,700            437
Dominion Resources, Inc.                              21,200          1,164
DPL, Inc.                                             65,400          1,003
DTE Energy Co.                                         9,500            441
Edison International*                                 49,700            589
Entergy Corp.                                         40,200          1,833
FirstEnergy Corp.                                     19,500            643
Northeast Utilities                                   40,700            617
Peabody Energy Corp.                                  18,000            526
PG&E Corp.*                                           41,100            571
PPL Corp.                                              7,500            260
Progress Energy, Inc.                                 33,400          1,448
                                                                  ---------
                                                                     11,074
                                                                  ---------
ENTERTAINMENT & LEISURE--1.4%
Royal Caribbean Cruises Ltd.                          49,800            832
The Walt Disney Co.                                  106,200          1,732
                                                                  ---------
                                                                      2,564
                                                                  ---------
FINANCE--12.6%
Ambac Financial Group, Inc.                            6,100            343
CIT Group, Inc.                                       33,700            661
Citigroup, Inc.                                      209,816          7,383
Federal Home Loan Mortgage Corp.                      38,500          2,273
Federal National Mortgage Association                 29,487          1,897
GreenPoint Financial Corp.                            20,000            904
Household International, Inc.                         22,900            637
J.P. Morgan Chase & Co.                               89,200          2,141
Lehman Brothers Holdings, Inc.                         6,600            352
MBIA, Inc.                                            21,200            930
MBNA Corp.                                            25,750            490
Merrill Lynch & Co., Inc.                             55,300          2,099
Morgan Stanley Dean Witter & Co.                      39,200          1,565
Washington Mutual, Inc.                               58,400          2,017
                                                                  ---------
                                                                     23,692
                                                                  ---------
FOOD AND BEVERAGES--2.0%
Coca-Cola Enterprises, Inc.                           25,200            547
Del Monte Foods Co. *                                 17,238            133
Heinz (H.J.) Co.                                      38,600          1,269
Kraft Foods, Inc.                                     26,000          1,012
Pepsi Bottling Group, Inc.                            28,000            720
                                                                  ---------
                                                                      3,681
                                                                  ---------

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
-------------------------------------------------------------------------
HEALTHCARE--0.6%
HCA - The Healthcare Corp.                            27,300      $   1,133
                                                                  ---------
HOTELS & RESORTS--0.4%
Marriott International, Inc.                          24,000            789
                                                                  ---------
INSTRUMENTS - CONTROLS--0.6%
Parker-Hannifin Corp.                                 24,500          1,130
                                                                  ---------
INSURANCE--6.8%
ACE Ltd.                                              61,600          1,807
American International Group, Inc.                    26,200          1,516
Aon Corp.                                             21,100            399
Berkshire Hathaway, Inc.*                                634          1,536
CIGNA Corp.                                           14,200            584
Hartford Financial Services Group, Inc.               17,500            795
Radian Group, Inc.                                    47,400          1,761
The PMI Group, Inc.                                   28,300            850
Travelers Property Casualty Corp. Class B*            65,244            956
XL Capital Ltd.                                       34,500          2,665
                                                                  ---------
                                                                     12,869
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--0.3%
Dover Corp.                                           22,100            644
                                                                  ---------
MANUFACTURING--0.9%
Ingersoll Rand Co. Ltd.                               39,600          1,705
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--0.2%
Baxter International, Inc.                            13,100            367
                                                                  ---------
OIL & GAS--10.8%
BJ Services Co.*                                      15,200            491
BP Amoco plc ADR                                      50,300          2,045
Burlington Resources, Inc.                            16,000            682
ConocoPhillips                                        56,267          2,723
El Paso Corp.                                         53,100            370
Exxon Mobil Corp.                                    233,500          8,158
GlobalSantaFe Corp.                                   19,300            469
Noble Corp.*                                          13,900            489
Royal Dutch Petroleum Co. ADR                         27,000          1,189
Total Fina Elf SA ADR                                 26,900          1,923
Unocal Corp.                                          56,600          1,731
                                                                  ---------
                                                                     20,270
                                                                  ---------
PAPER AND RELATED PRODUCTS--0.9%
Abitibi-Consolidated, Inc.                            71,200            549
Boise Cascade Corp.                                   23,100            583
Weyerhaeuser Co.                                      12,700            625
                                                                  ---------
                                                                      1,757
                                                                  ---------
PHARMACEUTICALS--3.3%
Abbott Laboratories                                   39,900          1,596
Amerisourcebergen Corp.                                6,900            375
King Pharmaceuticals, Inc.*                           56,500            971
Merck & Co., Inc.                                     16,500            934
Pharmacia Corp.                                       46,700          1,952
Wyeth                                                 10,000            374
                                                                  ---------
                                                                      6,202
                                                                  ---------
PRINTING & PUBLISHING--0.5%
Knight-Ridder, Inc.                                    8,500            538
Valassis Communications, Inc.*                        13,400            394
                                                                  ---------
                                                                        932
                                                                  ---------
RESTAURANTS--0.8%
McDonald's Corp.                                      67,700      $   1,089
Yum! Brands, Inc.*                                    16,900            409
                                                                  ---------
                                                                      1,498
                                                                  ---------
RETAIL--3.0%
Federated Department Stores, Inc.*                    16,100            463
Kroger Co.*                                           31,200            482
Limited Brands, Inc.                                  43,600            607
Office Depot, Inc.*                                   70,300          1,038
Penney (J.C.) Co., Inc.                               88,600          2,039
TJX Cos., Inc.                                        53,300          1,040
                                                                  ---------
                                                                      5,669
                                                                  ---------
SERVICE - CONSULTING--0.1%
Bearingpoint, Inc.                                    39,300            271
                                                                  ---------
TELECOMMUNICATIONS--6.9%
AT&T Wireless Services, Inc.*                         60,500            342
BellSouth Corp.                                       90,200          2,333
Qwest Communications International, Inc.*            121,900            609
SBC Communications, Inc.                             156,500          4,243
Sprint Corp.                                          40,700            589
Verizon Communications                               127,200          4,929
                                                                  ---------
                                                                     13,045
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--2.2%
Canadian National Railway Co.                         16,400            682
Union Pacific Corp.                                   59,145          3,541
                                                                  ---------
                                                                      4,223
                                                                  ---------
WASTE MANAGEMENT--1.6%
Republic Services, Inc.*                              96,900          2,033
Waste Management, Inc.                                40,600            931
                                                                  ---------
                                                                      2,964
                                                                  ---------
WHOLESALE DISTRIBUTOR--0.5%
Grainger (W.W.), Inc.                                 18,500            955
                                                                  ---------

TOTAL COMMON STOCKS
  (COST $190,359)                                                   178,276
                                                                  ---------
PREFERRED STOCKS--1.3%
Anthem, Inc.                                          10,182            791
Ford Motor Co. Cap Trust II                           29,305          1,197
Motorola Inc.                                         16,903            541

TOTAL PREFERRED STOCKS
  (COST $2,887)                                                       2,529
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS (REITS)--1.4%
APARTMENTS--0.8%
Archstone Smith Trust                                 24,800            584
Equity Residential                                    39,100            961
                                                                  ---------
                                                                      1,545
                                                                  ---------
OFFICE PROPERTY--0.6%
Equity Office Properties Trust                        46,300          1,157
                                                                  ---------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (COST $2,784)                                                       2,702
                                                                  ---------

                                                     PAR           VALUE
                                                    (000)          (000)
---------------------------------------------------------------------------
CONVERTIBLE BONDS--1.0%
Freeport-McMoRan Copper & Gold, Inc. 144A @
    8.250%, 01/31/06                             $   238,000      $     338
Freeport-McMoRan Copper & Gold, Inc.
    8.250%, 01/31/06                                  42,000             60
Rite Aid
    4.750%, 12/01/06                                 557,000            443
Service Corp.  International
    6.750%, 06/22/08                               1,178,000          1,050
                                                                  ---------

TOTAL CONVERTIBLE BONDS
(COST $1,860)                                                         1,891
                                                                  ---------

                                                  NUMBER OF
                                                   SHARES
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
BlackRock Provident Institutional
    Funds- TempCash                                1,933,013          1,933
BlackRock Provident Institutional Funds
    Funds - TempFund                               1,933,014          1,933
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $3,866)                                                         3,866
                                                                  ---------

TOTAL INVESTMENTS--100.5%
(COST $201,756)                                                     189,264

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.5%)                                            (1,018)
                                                                  ---------

NET ASSETS APPLICABLE TO 13,477,501
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 188,246
                                                                  =========

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                       $   13.97
                                                                  =========

-------------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt
@ Security restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933.

(a) At December 31, 2002, the cost for Federal income tax purposes was $203,798,680. Net unrealized depreciation was ($14,534,656). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,326,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($26,860,910).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE FLEXIBLY MANAGED FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
----------------------------------------------------------------------------
COMMON STOCKS--64.8%
BROADCAST/MEDIA--2.1%
Comcast Corp.-Class A*                               180,513      $   4,255
Meredith Corp.                                       171,000          7,030
                                                                  ---------
                                                                     11,285
                                                                  ---------
CHEMICALS--5.9%
Agrium, Inc.                                         531,000          6,006
Cabot Corp.                                           80,300          2,131
Dow Chemical Co.                                     100,000          2,970
Du Pont (E.I.) de Nemours and Co.                     51,000          2,162
Great Lakes Chemical Corp.                           288,000          6,877
Hercules, Inc.                                        55,000            484
Imperial Chemical Industries ADR                     215,000          3,094
Octel Corp.                                          453,000          7,157
                                                                  ---------
                                                                     30,881
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--0.7%
Electronic Data Systems Corp.                        211,000          3,889
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--1.4%
Hewlett-Packard Co.                                  423,000          7,343
                                                                  ---------
CONSUMER PRODUCTS--2.4%
Fortune Brands, Inc.                                 122,000          5,674
Philip Morris Cos., Inc.                             175,000          7,093
                                                                  ---------
                                                                     12,767
                                                                  ---------
CONTAINERS--0.1%
Longview Fibre Co.*                                   84,000            607
                                                                  ---------
DIVERSIFIED OPERATIONS--2.9%
3M Co.                                                44,000          5,425
Honeywell International, Inc.                        219,000          5,256
Tyco International Ltd.                              267,500          4,569
                                                                  ---------
                                                                     15,250
                                                                  ---------
ELECTRIC - INTEGRATED--0.6%
NiSource, Inc.                                       158,000          3,160
                                                                  ---------
ENERGY RESOURCES & SERVICES--5.1%
Duke Energy Corp.                                    194,000          3,791
FirstEnergy Corp.                                    268,565          8,855
Great Plains Energy, Inc.                             86,500          1,979
Pinnacle West Capital Corp.                           41,800          1,425
TXU Corp.                                            225,000          4,203
Unisource Energy Corp.                               372,000          6,432
                                                                  ---------
                                                                     26,685
                                                                  ---------
ENTERTAINMENT & LEISURE--0.5%
The Walt Disney Co.                                  161,000          2,626
                                                                  ---------
FINANCIAL SERVICES - DIVERSIFIED--0.9%
Prudential Financial Inc.                            151,000          4,793
                                                                  ---------
HOTELS & GAMING--0.6%
Mandalay Resort Group*                                96,000          2,939
                                                                  ---------
HOTELS & RESORTS--0.6%
Marriott International, Inc.                          96,000          3,156
                                                                  ---------
HOUSEWARES--0.1%
National Presto Industries, Inc.                      26,000            764
                                                                  ---------
INSURANCE--5.6%
Leucadia National Corp.                               50,000      $   1,865
Loews Corp.                                          183,000          8,136
Mutual Risk Management Ltd.                          158,000              6
SAFECO Corp.                                         279,000          9,673
St. Paul Cos., Inc.                                  113,100          3,851
Unitrin, Inc.                                         27,500            804
White Mountains Insurance Group, Inc.                 16,000          5,168
                                                                  ---------
                                                                     29,503
                                                                  ---------
MEDIA & COMMUNICATIONS--0.6%
AOL Time Warner*                                     248,000          3,249
                                                                  ---------
METAL COMPONENTS & PRODUCTS--1.0%
Phelps Dodge Corp.*                                  171,000          5,412
                                                                  ---------
METALS & MINING--5.2%
Newmont Mining Corp.                                 682,200         19,804
Placer Dome, Inc.                                     48,000            552
Potash Corp. of Saskatchewan, Inc.                   106,000          6,741
                                                                  ---------
                                                                     27,097
                                                                  ---------
OIL & GAS--8.0%
Amerada Hess Corp.                                   244,000         13,432
ChevronTexaco Corp.                                   55,440          3,686
Devon Energy Corp.                                    50,995          2,341
El Paso Corp.                                        373,000          2,596
Imperial Oil Ltd.                                    202,000          5,797
Marathon Oil Corp.                                   272,000          5,791
Murphy Oil Corp.                                     192,000          8,227
                                                                  ---------
                                                                     41,870
                                                                  ---------
PAPER & RELATED PRODUCTS--1.0%
Meadwestvaco Corp.                                    34,000            840
Potlatch Corp.                                       146,000          3,486
Weyerhaeuser Co.                                      19,000            935
                                                                  ---------
                                                                      5,261
                                                                  ---------
PHARMACEUTICALS--4.9%
Bristol-Myers Squibb Co.                             187,000          4,329
Merck & Co., Inc.                                    191,000         10,812
Schering-Plough Corp.                                340,000          7,548
Wyeth                                                 77,000          2,880
                                                                  ---------
                                                                     25,569
                                                                  ---------
PRINTING & PUBLISHING--3.8%
Donnelley (R.R.) & Sons Co.                          131,000          2,852
New York Times Co.                                    98,000          4,482
Reader's Digest Association, Inc.                    155,000          2,340
Washington Post Co.                                   13,900         10,258
                                                                  ---------
                                                                     19,932
                                                                  ---------
RETAIL--2.7%
CVS Corp.                                            175,000          4,370
Gap, Inc.                                            295,000          4,578
Hasbro, Inc.                                         232,000          2,680
Nordstrom, Inc.                                       53,000          1,005
Petrie Stores Corp.*                               1,380,000          1,380
                                                                  ---------
                                                                     14,013
                                                                  ---------
TELECOMMUNICATIONS--3.2%
AT&T Corp.                                           111,600          2,914
Sprint Corp.                                         326,000          4,720
Verizon Communications                               239,000          9,261
                                                                  ---------
                                                                     16,895
                                                                  ---------

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
----------------------------------------------------------------------------
TOBACCO--0.3%
Loews Group - Carolina Group                          88,000      $   1,784
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--3.6%
Burlington Northern Santa Fe Corp.                   182,000          4,734
Overseas Shipholding Group, Inc.                     116,000          2,076
Ryder System, Inc.                                   545,000         12,230
                                                                  ---------
                                                                     19,040
                                                                  ---------
WASTE MANAGEMENT--1.0%
Waste Management, Inc.                               239,000          5,478
                                                                  ---------
TOTAL COMMON STOCKS
  (COST $303,043)                                                   341,248
                                                                  ---------
PREFERRED STOCKS--11.2%
Baxter International, Inc. 7.00%*                     16,000            802
Cummins Cap. Trust 7.00%                              30,000          1,339
El Paso Energy Capital Trust I 4.75%                  39,000            710
Entergy Gulf States Utilities, Inc.7.00%               6,865            343
Ford Motor Co. Cap Trust II  6.50%                   150,000          6,127
Hercules Trust II 6.50%                               25,000          1,124
Lucent Technologies Inc. 8.00% *                     102,000          5,023
Newell Financial Trust 5.25%                          86,000          3,881
Owens - Illinois, Inc. 4.75%                         133,100          3,527
Pacific Gas & Electric 6.30%*                          7,500            178
Rouse Co. 6.00%                                      236,000         10,863
Sealed Air Corp. 4.00%                                53,000          2,258
Southern Cal Ed. 6.05%                                 2,600            221
Travelers Property Casualty Corp. 4.50%               55,000          1,229
Union Pacific Capital Trust 6.25%                    254,000         13,017
Unocal Corp.6.25%                                    166,000          8,487
                                                                  ---------
TOTAL PREFERRED STOCKS
  (COST $62,658)                                                     59,129
                                                                  ---------
FOREIGN STOCK--0.2%
Bergesen D.Y. AS Cl-A
  (COST $955)                                         52,050            992
                                                                  ---------
RIGHTS--0.0%
Hills Stores Co. *~
  (COST $0)                                           93,000             -
                                                                  ---------

                                                    PAR
                                                   (000)
----------------------------------------------------------------------------
AGENCY OBLIGATIONS--1.8%
Federal National Mortgage Assocation
    4.750% , 11/14/03                            $     4,500          4,633
    5.125% , 02/13/04                                  4,500          4,688
                                                                  ---------

TOTAL AGENCY OBLIGATIONS
  (COST $9,023)                                                       9,321
                                                                  ---------

CORPORATE BONDS--0.5%
BellSouth Telecommunications
    5.850%, 11/15/45                                   1,600          1,508
Potlatch Corp.
   10.000%, 07/15/11                                   1,140          1,248
                                                                  ---------

TOTAL CORPORATE BONDS
   (COST $2,730)                                                      2,756
                                                                  ---------

                                                    PAR             VALUE
                                                   (000)            (000)
----------------------------------------------------------------------------
CONVERTIBLE BONDS--9.7%
Gap Inc.
    5.750%, 03/15/09                             $     1,875      $   2,339
Hilton Hotels Corp.
    5.000%, 05/15/06                                  16,200         15,512
Inco Ltd.
    5.750%, 07/1/04                                   10,800         10,840
Liberty Media
    3.250%, 03/15/31                                   2,800          2,625
Loews Corp.
    3.125%, 09/15/07                                   9,200          8,234
Oak Industries
    4.875%, 03/1/08                                    1,000            603
Sepracor, Inc.
    7.000%, 12/15/05                                   1,450          1,196
    5.000%, 02/15/07                                   1,550            953
Siebel Systems, Inc.
    5.500%, 09/15/06                                   3,100          2,999
Teck Corp.
    3.750%, 07/15/06                                   7,050          6,028
                                                                  ---------
TOTAL CONVERTIBLE BONDS
  (Cost $51,010)                                                     51,329
                                                                  ---------

STEP-UP BONDS--0.4%
Paxson Communications
    8.111 %**, 01/15/09
  (COST $1,983)                                        3,000          1,905
                                                                  ---------

ZERO COUPON BONDS--9.8%
America Online, Inc.
    4.644%**, 12/6/19                                  5,300          2,915
Corning, Inc.
    5.585%**, 11/8/15                                 12,150          6,804
Electronic Data Systems , Inc.
    1.720%**, 10/10/21                                 2,697          2,050
Inco, Ltd. 144A @
    3.566%**, 03/29/21                                   950            636
Lowe's Companies, Inc. 144A @
    2.760%**, 02/16/21                                 1,300            959
Motorola, Inc.
    3.169%**, 09/27/13                                 5,745          4,258
Roche Holdings, Inc.
    7.852%**, 04/20/10                                12,000          7,335
    3.905%**, 07/25/21                                32,550         17,375
Roche Holdings, Inc. 144A
    7.643%**, 05/06/12 @                               1,900          1,107
Tyco International
    2.371%**, 02/12/21                                 5,750          4,334
USF & G  Corp.
    4.886%**, 03/03/09                                 4,784          3,702
                                                                  ---------

TOTAL ZERO COUPON BONDS
      (COST $49,221)                                                 51,475
                                                                  ---------

                                                   NUMBER
                                                  OF SHARES
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.5%
T. Rowe Price Reserve Investment Fund
       (COST $7,649)                               7,648,948          7,649
                                                                  ---------

                                                                   VALUE
                                                                   (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
  (COST $488,272)                                                 $ 525,804

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.1%                                                  765
                                                                  ---------

NET ASSETS APPICABLE TO 28,083,024
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 526,569
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   18.75
                                                                  =========

--------------------------------------------
* Non-Income Producing Security
** Effective Yield
@ Security restricted and/or exempt from registration under Rule 144A of the
    Securities Act of 1933.
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.
ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $489,859,115. Net unrealized appreciation was $35,945,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $75,411,026 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($39,465,991).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE INTERNATIONAL EQUITY FUND

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
----------------------------------------------------------------------------
COMMON STOCKS--98.7%
AUSTRALIA--4.0%
Australia & New Zealand Banking Group Ltd.           262,400      $   2,564
Tabcorp Holdings Ltd.                                275,400          1,652
                                                                  ---------
                                                                      4,216
                                                                  ---------
BRAZIL--1.2%
Souza Cruz SA                                        244,800          1,232
                                                                  ---------
DENMARK--1.9%
Novo Nordisk A/S-B                                    70,200          2,028
                                                                  ---------
FRANCE--1.1%
TotalFina SA-B                                         7,900          1,128
                                                                  ---------
HONG KONG--3.9%
Dah Sing Financial Group                             225,600          1,143
Hong Kong Electric Holdings Ltd.                     355,000          1,343
Kowloon Motor Bus Holdings Ltd.                      362,200          1,598
                                                                  ---------
                                                                      4,084
                                                                  ---------
INDIA--3.1%
Dr. Reddy's Laboratories Ltd. ADR                     82,200          1,589
ITC Ltd. GDR                                         117,100          1,639
                                                                  ---------
                                                                      3,228
                                                                  ---------
IRELAND--3.5%
Bank of Ireland                                      148,100          1,521
Kerry Group PLC                                      162,500          2,174
                                                                  ---------
                                                                      3,695
                                                                  ---------
ITALY--1.4%
Eni SPA +                                             90,300          1,435
                                                                  ---------
JAPAN--7.4%
Honda Motor Co. Ltd. +                                50,200          1,857
Takeda Chemical Industries Ltd. +                     62,100          2,596
Tokyo Gas Company Ltd. +                             601,000          1,884
Sompo Japan Insurance, Inc. +                        248,000          1,448
                                                                  ---------
                                                                      7,785
                                                                  ---------
MEXICO--2.1%
Telefonos de Mexico SA ADR                            67,700          2,165
                                                                  ---------
NETHERLANDS--6.3%
ABN AMRO Holding N.V.                                163,800          2,678
Aegon N.V.                                           100,600          1,294
Heineken N.V.                                         68,000          2,654
                                                                  ---------
                                                                      6,626
                                                                  ---------
PORTUGAL--2.2%
Brisa Auto-Estradas de Portugal SA                   418,300          2,318
                                                                  ---------
SINGAPORE--0.9%
Singapore Airport Terminal Services Ltd.           1,000,200            911
                                                                  ---------
SOUTH KOREA--5.0%
Amorepacific Corp*                                    20,990          1,823
Hite Brewery Co. Ltd.*                                41,790            916
Lotte Chilsung Beverage Co. Ltd.*                      2,690          1,270
Lotte Confectionery Co. Ltd.*                          3,110          1,251
                                                                  ---------
                                                                      5,260
                                                                  ---------
SPAIN--7.5%
Banco Bilbao Vizcaya Argentaria SA                   354,700          3,395
Banco Popular Espanol SA                              56,950          2,329
Gas Natural SDG SA                                   113,800          2,158
                                                                  ---------
                                                                      7,882
                                                                  ---------
SWEDEN--3.8%
Hennes & Mauritz AB                                   58,300          1,124
Swedish Match AB                                     364,400          2,865
                                                                  ---------
                                                                      3,989
                                                                  ---------
SWITZERLAND--12.0%
Compagnie Financiere Richemonte AG                   120,300      $   2,245
Lindt & Spruengli AG                                   2,546          1,473
Nestle SA                                             16,505          3,497
Novartis AG                                           71,000          2,591
Swiss Re                                              41,594          2,728
                                                                  ---------
                                                                     12,534
                                                                  ---------
UNITED KINGDOM--31.4%
British American Tobacco Plc                         358,500          3,581
Bunzl Plc                                            330,200          2,020
Cadbury Schweppes Plc                                529,600          3,300
Diageo Plc                                           259,400          2,819
HSBC Holdings Plc                                    142,400          1,574
Johnston Press Plc                                   256,600          1,522
Northern Rock Plc                                    349,012          3,708
Reckitt Benckiser Plc                                 60,600          1,176
Rentokil Initial Plc                                 438,300          1,552
Royal Bank of Scotland Group Plc Value Shares        142,400          3,411
Signet Group Plc                                   1,452,817          1,590
Tesco Plc                                            570,400          1,781
Trinity Mirror Plc                                   316,300          2,205
William Morrison Supermarkets Plc                    749,300          2,606
                                                                  ---------
                                                                     32,845
                                                                  ---------
TOTAL COMMON STOCKS
 (COST $105,255)                                                    103,361
                                                                  ---------

SHORT-TERM INVESTMENTS--1.8%
BlackRock Provident Institutional
    Funds- TempCash                                  925,557            926
BlackRock Provident Institutional
    Funds - TempFund                                 925,555            926
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,852)                                                        1,852
                                                                  ---------
TOTAL INVESTMENTS--100.5%
 (COST $107,107) (a)                                                105,213

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--6.6% (COST $6,921)                                      6,921

LIABILITIES IN EXCESS
 OF OTHER ASSETS---(7.1%)                                            (7,489)
                                                                  ---------
NET ASSETS APPLICABLE TO 9,939,552
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                    $ 104,645
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.53
                                                                  =========

---------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $107,363,307. Net unrealized depreciation was ($2,150,093). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,170,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($6,320,116.)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COMMON STOCKS                                % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION                        Value       (000's)
-----------------------------------------------------------------------
Financial Services                                  23.8%      $24,567
Diversified Food Products                           15.5%       16,082
Pharmaceuticals                                      7.0%        7,214
Tobacco                                              9.0%        9,318
Oil                                                  2.5%        2,564
Automobile Manufacturing                             5.6%        5,772
Newspapers                                           3.6%        3,727
Beverages                                            4.0%        4,089
Insurance                                            5.3%        5,471
Gas Distribution                                     3.9%        4,042
Electronics                                          1.3%        1,343
Telecommunications                                   2.1%        2,165
Entertainment                                        1.6%        1,652
Brewery                                              3.4%        3,571
Diversified Commercial Services                      2.4%        2,463
Retail Diversified                                   2.6%        2,715
Medical Services                                     1.5%        1,589
Diversified Operations                               4.9%        5,018
                                             --------------------------
                                                   100.0%     $103,362
                                             ==========================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE SMALL CAP VALUE FUND

                                                   NUMBER           VALUE
                                                  OF SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS--94.9%
ADVERTISING--0.4%
Modem Media Poppe Tyson, Inc.*                       109,300      $     284
                                                                  ---------
AEROSPACE & DEFENSE--3.3%
Ducommun, Inc.*                                       25,000            396
GenCorp, Inc.                                         57,200            453
HEICO Corp.                                           25,000            265
Herley Industries, Inc.*                              17,300            301
Kaman Corp.                                           29,600            326
Moog, Inc.*                                           20,000            621
Teledyne Technologies, Inc.                           10,000            157
                                                                  ---------
                                                                      2,519
                                                                  ---------
AUTOMOBILES--0.8%
Spartan Motors, Inc.                                  53,500            609
                                                                  ---------
BROADCAST/MEDIA--0.7%
Media General, Inc.                                    9,000            540
                                                                  ---------
BUILDING PRODUCTS & SUPPLIES--1.3%
Champion Enterprises, Inc.*                           76,000            217
Huttig Building Products, Inc.*                       60,000            171
Lennox International, Inc.                            35,000            439
Modtech Holdings, Inc.*                               19,200            186
                                                                  ---------
                                                                      1,013
                                                                  ---------
CHEMICALS--3.9%
Albemarle Corp.                                       14,000            398
Arch Chemicals, Inc.                                  13,400            245
MacDermid, Inc.                                       30,000            686
PolyOne Corp.                                         90,900            356
Quaker Chemical Corp.                                 25,000            580
Terra Industries, Inc.*                               75,000            115
Wellman, Inc.                                         47,500            641
                                                                  ---------
                                                                      3,021
                                                                  ---------
COMPUTER - INTERNET - COMMUNICATIONS--2.0%
Avenue A, Inc.*                                       72,300            210
Centillium Communications, Inc.*                     114,800            259
Digi International, Inc.*                             80,300            234
Internap Network Services Corp.*+                    149,600             55
ITXC Corp.*                                          110,000            255
WatchGuard Technologies, Inc. *                       82,500            526
                                                                  ---------
                                                                      1,539
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--7.2%
3D Systems Corp.  *                                   47,500            371
AlphaNet Solutions, Inc.*                             75,000            104
Ansoft Corp.*                                         35,000            215
Aspen Technology, Inc.*+                              92,700            262
Avid Technology, Inc.*                                 8,600            197
Bottomline Technologies, Inc. *                       21,900            132
Carreker Corp.*                                       67,800            307
Computer Horizons Corp.*                             102,500            335
Computer Task Group, Inc.  *                          75,000            262
Concurrent Computer Corp.*                            70,600            203
Epicor Software Corp.*                               180,000            225
ePresence, Inc.*                                      90,000            175
Evolving Systems, Inc.*                               65,000             72
Harris Interactive, Inc.*                            100,100            295
Interphase Corp.*                                     50,000            177
MCSi, Inc.*                                           70,000      $     333
MSC Software Corp.*                                   40,000            309
Phoenix Technologies Ltd.*                            60,300            348
Pinnacle Systems, Inc.*                               32,600            444
Rogue Wave Software, Inc.*                            34,000             61
Systems & Computer Technology Corp.*                  55,000            473
Technology Solutions Co.*                             90,000             98
Versant Corp.*                                        70,000             48
Xanser Corp.*                                         97,500            154
                                                                  ---------
                                                                      5,600
                                                                  ---------
COMPUTER-NETWORK PRODUCTS & SERVICES--2.3%
Cray, Inc.*                                           80,100            614
Hypercom Corp.*                                      100,000            373
iVillage, Inc.*                                      103,500             97
Netopia, Inc. *                                      110,000            153
UNOVA, Inc.*                                          90,000            540
                                                                  ---------
                                                                      1,777
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--5.2%
Carpenter Technology Corp.                            30,000            374
Century Aluminum Co.                                  54,300            402
Dot Hill Systems Corp.*                              110,100            341
Evans & Sutherland Computer Corp.*                    70,000            438
Maxtor Corp.*                                         90,000            455
Maxwell Technologies, Inc.*+                          46,500            281
Mentor Graphics Corp.*                                40,000            314
MTS Systems Corp.                                     30,000            301
Penn Engineering & Manufacturing Corp.                26,000            277
Sigma Designs, Inc.*                                  65,000            224
Wallace Computer Services, Inc.                       28,000            602
                                                                  ---------
                                                                      4,009
                                                                  ---------
CONSUMER PRODUCTS--0.2%
Applied Extrusion Technologies, Inc.*                 64,300            129
                                                                  ---------
CONTAINERS--0.8%
Graphic Packaging International Corp.*                60,000            338
Longview Fibre Co.  *                                 42,400            307
                                                                  ---------
                                                                        645
                                                                  ---------
DISTRIBUTION SERVICES--0.7%
Bell Microproducts, Inc.*                             92,500            512
                                                                  ---------
DIVERSIFIED OPERATIONS--2.4%
Calgon Carbon Corp.                                   85,000            420
Deswell Industries, Inc.                              40,000            580
Lydall, Inc.*                                         30,000            341
Volt Information Sciences, Inc.*                      32,500            556
                                                                  ---------
                                                                      1,897
                                                                  ---------
ELECTRICAL EQUIPMENT--1.6%
Baldor Electric Co.                                   35,000            691
Credence Systems, Inc.*                               25,600            239
Innovex, Inc.*                                        65,000            274
                                                                  ---------
                                                                      1,204
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--12.1%
BMC Industries, Inc.                                 105,000            165
Brooks-Pri Automation, Inc.*                          38,000            435
California Micro Devices Corp.*                       50,700            231
Cobra Electronics Corp.  *                            45,000            298

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
CTS Corp.                                             75,100      $     582
Globespan Virata, Inc.                                90,150            398
Interlink Electronics, Inc. *                         50,000            194
Labarge Inc.*                                         47,300            135
Manufacturers' Services Ltd. *                       100,000            554
MEMC Electronic Materials, Inc.*                      90,000            681
Merix Corp.*                                          46,000            386
Microsemi Corp.*                                      56,100            342
Park Electrochemical Corp.                            30,000            576
Peak International Ltd.*                              35,700            135
Planar Systems, Inc.*                                 24,000            495
Reptron Electronics, Inc.*+                           41,600             36
Rogers Corp.*                                         17,500            389
Spectrum Control, Inc.*                               60,000            315
Standard Microsystem*                                 32,500            633
TTM Technologies, Inc.*                               65,000            215
Universal Electronics, Inc.*                          55,000            536
Veeco Instruments, Inc.*+                             45,000            520
Vishay Intertechnology, Inc.*                         45,050            504
White Electronic Designs Corp.*                       43,600            334
Xicor, Inc.*                                          75,000            280
                                                                  ---------
                                                                      9,369
                                                                  ---------
ELECTRONIC SYSTEMS--2.4%
Analogic Corp.                                         8,000            402
Cable Design Technologies, Inc.  *                    65,000            384
LeCroy Corp.*                                         37,000            411
Nam Tai Electronics, Inc.                             25,000            611
Robotic Vision Systems, Inc.*                        100,000             24
                                                                  ---------
                                                                      1,832
                                                                  ---------
ELECTRONICS--1.7%
Avnet, Inc.*+                                         30,000            325
Keithley Instruments, Inc.                            37,500            469
Oak Technology, Inc.*                                 88,000            233
Tweeter Home Entertainment Group, Inc.*               50,400            295
                                                                  ---------
                                                                      1,322
                                                                  ---------
ENTERTAINMENT & LEISURE--1.5%
Regal Entertainment Group                              8,500            182
The Topps Co., Inc.*                                  60,000            522
Vail Resorts, Inc.*                                   30,000            455
                                                                  ---------
                                                                      1,159
                                                                  ---------
ENVIRONMENTAL INSTRUMENTS--0.4%
TRC Cos., Inc.*+                                      21,700            285
                                                                  ---------
FINANCE--0.1%
MicroFinancial, Inc.                                  53,000             78
                                                                  ---------
FOOD AND BEVERAGES--0.4%
Fleming Cos., Inc.+                                   47,800            314
                                                                  ---------
FOREST PRODUCTS--0.6%
Forest Oil Corp.*                                     18,200            503
                                                                  ---------
HOME FURNISHINGS - HOUSEWARES--0.3%
Bush Industries, Inc.                                 50,000            242
                                                                  ---------
HOTELS & GAMING--0.8%
Orient-Express Hotel Ltd.*                            43,500            587
                                                                  ---------
HOUSEWARES--0.6%
Oneida Ltd.                                           45,000      $     496
                                                                  ---------
INSURANCE--1.9%
Ceres Group, Inc.*                                    85,600            164
Fremont General Corp.                                 73,800            331
Horace Mann Educators Corp.                           27,500            422
PXRE Group Ltd.                                       22,500            551
                                                                  ---------
                                                                      1,468
                                                                  ---------
MACHINERY--3.7%
Albany International Corp.                            29,000            599
Chart Industries, Inc.*                               90,000             59
DT Industries, Inc.*                                  41,000            107
Flowserve Corp.*                                      29,000            429
FSI International, Inc.*                              82,500            371
Gardner Denver, Inc.*                                 21,500            436
JLG Industries, Inc.                                  50,100            377
Regal-Beloit Corp.                                    25,000            518
                                                                  ---------
                                                                      2,896
                                                                  ---------
MANUFACTURED HOUSING--0.6%
McGrath Rentcorp                                      20,000            465
                                                                  ---------
MANUFACTURING--5.7%
A.T. Cross Co.*                                       42,500            227
Baldwin Technology Co., Inc.*                        100,000             44
Cannondale Corp.*                                     50,000             54
Esterline Technologies Corp.*                         25,000            442
Foster (L.B.) Co.  *                                  50,000            217
Gerber Scientific, Inc.  *                            70,000            284
Griffon Corp.*                                        42,500            579
GSI Lumonics, Inc.*                                   76,500            461
Hartmarx Corp.*                                      120,000            293
LESCO, Inc.  *                                        41,100            573
National R.V. Holdings, Inc.*                         40,700            243
Steinway Musical Instruments, Inc.*                   35,000            569
Todd Shipyards Corp.*                                 10,000            131
Tommy Hilfiger Corp.*                                 47,500            330
                                                                  ---------
                                                                      4,447
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--2.0%
Colorado MEDtech, Inc.*                               75,000            155
Invitrogen Corp.*                                     20,000            626
LabOne, Inc.*                                         20,000            354
Palomar Medical Technologies*+                        85,000             89
Viasys Healthcare, Inc.*                              23,200            345
                                                                  ---------
                                                                      1,569
                                                                  ---------
METAL COMPONENTS & PRODUCTS--2.3%
CIRCOR International, Inc.                            40,000            636
Ladish Co., Inc.*                                     32,500            262
Material Sciences Corp.*                              28,200            365
Timken Co.                                            20,700            395
Titanium Metals Corp.*+                               75,000            143
                                                                  ---------
                                                                      1,801
                                                                  ---------
NETWORK SYSTEMS--0.4%
Computer Network Technology Corp.*                    46,800            332
                                                                  ---------

OIL & GAS--3.3%
Nuevo Energy Co.  *                                   40,000            444
Pengrowth Energy Trust+                               55,000            510

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
Pride International, Inc.*                            18,600      $     277
Swift Energy Co.*                                     55,000            532
Trico Marine Services, Inc.*                          78,700            262
Westport Resources Corp.*                             26,500            551
                                                                  ---------
                                                                      2,576
                                                                  ---------
PHARMACEUTICALS--0.7%
Columbia Laboratories, Inc.*                          63,600            214
MIM Corp.*                                            50,000            290
                                                                  ---------
                                                                        504
                                                                  ---------
POLLUTION CONTROL--0.7%
Gundle Slt Environmental, Inc.*                       57,500            508
                                                                  ---------
PRINTING & PUBLISHING--2.0%
Bowne & Co., Inc.                                     45,000            538
Journal Register Company*                             32,500            578
McClatchy Co.                                          8,000            454
                                                                  ---------
                                                                      1,570
                                                                  ---------
RESTAURANTS--0.7%
IHOP Corp.*                                           22,500            540
                                                                  ---------
RETAIL--7.5%
Bombay Co., Inc.*                                     78,600            393
Brown Shoe Co., Inc.                                  30,000            715
Burlington Coat Factory Warehouse Corp.               25,000            449
Cash America International, Inc.                      66,500            633
Coldwater Creek, Inc.*                                23,000            442
Good Guys, Inc.*                                     100,000            185
Intertan, Inc.*                                       35,100            251
Loehman's Holdings, Inc. *                            14,500            226
Nu Skin Enterprises, Inc.                             37,500            449
REX Stores Corp.*                                     45,000            459
Saks, Inc.*                                           42,500            499
The Sports Authority, Inc.*                           36,200            253
West Marine, Inc.*                                    25,100            344
Wild Oats Markets, Inc.*                              50,100            517
                                                                  ---------
                                                                      5,815
                                                                  ---------
SEMICONDUCTORS--0.2%
Varian Semiconductor Equipment Associates, Inc.*       7,500            178
                                                                  ---------
TELECOMMUNICATIONS--7.1%
Allen Telecom, Inc.*                                  84,000            796
Anadigics, Inc.*                                      91,400            236
Arris Group, Inc.*                                    74,900            267
C-COR.net Corp.*                                      90,800            301
Channell Commercial Corp.*                            56,100            226
ClearOne Communicatons, Inc. *                        65,000            289
Comtech Telecommunications Corp.*                     47,500            515
Forgent Networks, Inc.*                               82,500            138
General Communication, Inc.                           65,000            436
Globecom System, Inc.                                 35,000            131
Harmonic, Inc.*                                       93,200            214
Metasolv, Inc.*                                       70,000             96
Network Equipment Technologies, Inc.*                107,500            421
Powerwave Technologies, Inc.*                         75,000            405
SymmetriCom, Inc.*                                    63,900            270
Touch America Holding, Inc.*                          45,600             18
ValueClick, Inc.*                                    132,500            370
Vitesse Semiconductor Corp.*                          97,400            213
Westell Technologies, Inc.*                          108,000      $     130
                                                                  ---------
                                                                      5,472
                                                                  ---------
TEXTILES--0.2%
Dixie Group, Inc.*                                    44,900            171
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--2.2%
Arkansas Best Corp.*                                  19,900            517
Atlas Air, Inc.*+                                     91,900            139
Mesa Air Group, Inc.*                                 55,000            224
OMI Corp.*                                            91,000            374
Stelmar Shipping Ltd.*                                30,100            453
                                                                  ---------
                                                                      1,707
                                                                  ---------
TOTAL COMMON STOCKS
(COST $89,722)                                                       73,504
                                                                  ---------

PREFERRED STOCK--0.3%
TELECOMMUNICATIONS--0.3%
Allen Telecom, Inc. 7.75%
(COST $140)                                            3,500            259
                                                                  ---------

SHORT-TERM INVESTMENTS--5.1%
BlackRock Provident Institutional
     Funds - TempCash                              1,984,639          1,985
RBB Sansom Street Fund - Money Market
     Portfolio                                     1,984,635          1,985
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,970)                                                         3,970
                                                                  ---------
TOTAL INVESTMENTS--100.3%
(COST $93,832) (a)                                                   77,733

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--2.9% (COST $2,227)                                      2,227

LIABILITIES IN EXCESS
OF OTHER ASSETS---(3.2%)                                             (2,469)
                                                                  ---------
NET ASSETS APPLICABLE TO 7,046,161
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                    $  77,491
                                                                  =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   11.00
                                                                  =========

------------------------------------------------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $95,006,510. Net unrealized depreciation was ($17,273,018). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,926,032 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($24,199,150).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE EMERGING GROWTH FUND

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
COMMON STOCKS--95.5%
BROADCAST/MEDIA--4.2%
Cox Radio, Inc.*                                      28,900      $     659
Entercom Communications Corp.*+                       15,250            716
Entravision Communications Corp.*                     52,450            524
Hispanic Broadcasting Corp.*                          11,600            238
Radio One, Inc.*                                      23,950            350
Radio One, Inc. Class D*                              44,100            636
                                                                  ---------
                                                                      3,123
                                                                  ---------
COMPUTER - INTERNET - CONTENT SERVICE--0.9%
Digital Insight Corp.*                                17,150            149
Digitas, Inc.*                                        17,300             60
Expedia, Inc.*+                                        6,650            445
                                                                  ---------
                                                                        654
                                                                  ---------
COMPUTER - INTERNET SERVICES & SOFTWARE--7.4%
Agile Software Corp.*                                 97,500            755
Avocent Corp.*                                        20,700            460
eResearch Technology, Inc.*+                          26,800            449
F5 Networks, Inc.*                                     7,400             79
MatrixOne, Inc.*                                      85,250            367
Overture Services, Inc.*+                             90,450          2,470
Retek, Inc.*                                           4,950             13
Secure Computing Corp.*                                9,500             61
Symantec Corp.*+                                       7,400            300
WebEx Communications, Inc.*+                          12,350            185
webMethods, Inc. *+                                   49,950            411
                                                                  ---------
                                                                      5,550
                                                                  ---------
COMPUTER - NETWORK SERVICES & SOFTWARE--3.5%
Altiris, Inc.*                                        14,800            236
Documentum, Inc.*+                                    18,150            284
Global Payments, Inc.                                 26,400            845
Ixia*                                                 43,650            159
SRA International, Inc.*                               4,550            123
Websense, Inc.*                                       47,000          1,004
                                                                  ---------
                                                                      2,651
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--9.0%
Anteon International Corp.*                           14,450            347
Business Objects S.A. ADR *+                          51,100            766
Cognos, Inc.*                                         42,550            998
Embarcadero Technologies, Inc.*                       15,650             93
Intercept Group, Inc.*                                19,000            322
Internet Security Systems, Inc.*                      29,700            544
M-Systems Flash Disk Pioneers Ltd.*                  106,750            780
Microstrategy, Inc.*+                                 28,900            436
NetIQ Corp.*                                          22,250            275
Pec Solutions, Inc.*                                   2,450             73
Pinnacle Systems, Inc.*                              108,100          1,471
Quest Software, Inc.*                                 35,900            370
SI International, Inc.*                                4,950             54
Verity, Inc.*                                         14,850            199
                                                                  ---------
                                                                      6,728
                                                                  ---------
CONTAINERS--0.3%
Constar International, Inc.*                          18,050            212
                                                                  ---------
EDUCATION--1.8%
Bright Horizons Family Solutions, Inc.*               19,300            543
Career Education Corp.*+                              17,700            708
Strayer Education, Inc.*                               1,700             98
                                                                  ---------
                                                                      1,349
                                                                  ---------
ELECTRONIC COMPONENTS--0.5%
Electro Scientific Industries, Inc.*                  17,300            346
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--17.1%
ASM International N.V.*+                              32,150      $     415
August Technology Corp.*                              64,200            325
Cree, Inc. *+                                         40,800            667
Cymer, Inc.*+                                          7,400            239
Exar Corp.*                                            9,900            123
Genesis Microchip, Inc.*                              30,600            399
Integrated Circuit Systems, Inc.*+                    38,750            707
Intersil Holding Corp.*                               59,350            827
LTX Corp.*+                                           36,300            219
Marvell Technology Group Ltd.*+                       54,900          1,035
MKS Instruments, Inc.*                                 9,500            156
NVIDIA Corp.*+                                        12,350            142
Nanometrics, Inc.*                                    16,550             69
Network Associates, Inc.*+                             8,250            133
O2Micro International Ltd.*                          172,300          1,680
OmniVision Technologies, Inc.*                        37,100            503
Photon Dynamics, Inc.*+                               58,350          1,330
PLX Technology, Inc.*                                 55,300            216
Power Integrations, Inc.*                             76,750          1,305
Rudolph Technologies, Inc.*                           32,150            616
Silicon Image, Inc.*                                  84,900            509
Silicon Laboratories, Inc.*+                           4,200             80
Skyworks Solutions, Inc.*+                            68,400            590
Xicor, Inc.*                                         103,350            385
Zoran Corp.*                                           4,950             70
                                                                  ---------
                                                                     12,740
                                                                  ---------
ELECTRONICS--0.4%
Verisity Ltd.*                                        15,650            298
                                                                  ---------
ELECTRONICS - SEMICONDUCTORS--0.1%
Integrated Device Technology, Inc.  *                 10,700             89
                                                                  ---------
ENTERTAINMENT--2.0%
Alliance Gaming Corp.*                                21,850            372
Multimedia Games, Inc.*+                              26,800            736
Penn National Gaming, Inc.*                           22,650            359
                                                                  ---------
                                                                      1,467
                                                                  ---------
FINANCE--2.0%
Boston Private Financial Holdings, Inc.               30,600            608
Financial Federal Corp.*                               7,050            177
LendingTree, Inc.*+                                   25,650            330
Net.B@nk, Inc.*                                       40,000            387
                                                                  ---------
                                                                      1,502
                                                                  ---------
HEALTHCARE--4.6%
American Healthways, Inc.*                            29,700            520
AMN Healthcare Services, Inc.*+                       37,500            634
LifePoint Hospitals, Inc.*+                           25,450            762
Sunrise Assisted Living, Inc.*+                       51,200          1,274
WebMD Corp.*                                          25,150            215
                                                                  ---------
                                                                      3,405
                                                                  ---------
HOTELS--2.9%
Four Seasons Hotels, Inc.+                            21,100            596
Hotels.Com*+                                          15,250            833
Station Casinos, Inc.*+                               42,050            744
                                                                  ---------
                                                                      2,173
                                                                  ---------
HUMAN RESOURCES--0.6%
Resources Connection, Inc.*                           20,600            478
                                                                  ---------
INSURANCE--0.1%
Platinum Underwriters Hldgs Ltd.*                      2,450             65
                                                                  ---------

                                                   NUMBER          VALUE
                                                  OF SHARES        (000)
---------------------------------------------------------------------------
MANUFACTURING--2.0%
Applied Films Corp.*                                  33,450      $     669
Coach, Inc.*                                          26,050            858
                                                                  ---------
                                                                      1,527
                                                                  ---------
MEDICAL--0.1%
Impac Medical Systems, Inc.*                           3,550             66
                                                                  ---------
MEDICAL - BIOMEDICAL/GENE--0.8%
Enzon, Inc.*                                           7,850            131
Telik, Inc.*                                          37,100            433
                                                                  ---------
                                                                        564
                                                                  ---------
MEDICAL SERVICES--1.3%
Amerigroup Corp.*                                     31,750            962
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--10.2%
Advanced Neuromodulation Systems, Inc.*               19,400            681
American Medical Systems Holdings, Inc.*              21,100            342
Covance, Inc.*                                        16,900            416
Exact Sciences Corp.*                                 74,850            811
Integra LifeSciences Holdings*                        25,150            444
Intermune, Inc.*                                      14,050            358
Inveresk Research Group, Inc.*                        23,900            516
Martek Biosciences Corp.*+                            37,100            933
Orthofix International, N.V.*                          3,800            107
Priority Healthcare Corp.*+                           42,750            992
Respironics, Inc.*                                    11,950            364
The Med-Design Corp.*+                                53,900            434
United Surgical Partners International, Inc.*         67,250          1,051
Wilson Greatbatch Technologies, Inc.*+                 5,750            168
                                                                  ---------
                                                                      7,617
                                                                  ---------
MEDICAL SUPPLIES & EQUIPMENT--0.2%
Cyberonics, Inc.*                                      8,250            152
                                                                  ---------
METAL COMPONENTS & PRODUCTS--0.3%
Steel Dynamics, Inc.*                                 19,000            229
                                                                  ---------
PHARMACEUTICALS--7.7%
Accredo Health, Inc.*+                                31,750          1,119
Andrx Group*                                          47,900            703
Cephalon, Inc.*+                                       9,900            482
Inspire Pharmaceuticals, Inc.*                        16,550            155
K-V Pharmaceutical Co.*                               26,050            604
Medicis Pharmaceutical Corp.*+                        14,050            698
Pharmaceutical Product Development, Inc.*+            28,100            822
Taro Pharmaceutical Industries Ltd.*+                 30,600          1,151
                                                                  ---------
                                                                      5,734
                                                                  ---------
REAL ESTATE--0.4%
CoStar Group, Inc.*                                   17,300            319
                                                                  ---------
RESTAURANTS--1.1%
CKE Restaurants, Inc.*                                32,550            140
P.F. Chang's China Bistro, Inc.*+                     19,400            704
                                                                  ---------
                                                                        844
                                                                  ---------
RETAIL--5.7%
Chico's FAS, Inc.*+                                   31,350            593
Copart, Inc.*                                          9,900            117
Cost Plus, Inc.*+                                     12,150            348
Horizon Organic Holding Corp.*                        18,150            294
Hot Topic, Inc.*+                                     21,100            483
Kirkland's, Inc.*                                      9,050            102
Leapfrog Enterprises, Inc.*                           16,550            416
Pacific Sunwear of California*                        26,550            470
Peet's Coffee & Tea, Inc.*                            19,000            268
School Specialty, Inc.*                                5,350      $     107
Select Comfort Corp.*+                                14,850            140
Too, Inc.*+                                            1,700             40
Ultimate Electronics, Inc.*                           14,850            151
Urban Outfitters, Inc.*                               29,700            700
                                                                  ---------
                                                                      4,229
                                                                  ---------
SEMICONDUCTORS--0.5%
Advanced Energy Industries, Inc.*                     19,800            252
Semtech Corp.*+                                       14,850            162
                                                                  ---------
                                                                        414
                                                                  ---------
SERVICES - COMMERCIAL--3.1%
Coinstar, Inc.*                                       41,250            934
Corporate Executive Board Co.*+                       15,650            500
FTI Consulting, Inc.*                                 22,150            889
SM&A*                                                  1,350              5
                                                                  ---------
                                                                      2,328
                                                                  ---------
TELECOMMUNICATIONS--1.4%
Nextel Communications, Inc.*+                          9,900            114
RF Micro Devices, Inc.*+                              20,200            148
West Corp.*                                           46,150            766
                                                                  ---------
                                                                      1,028
                                                                  ---------
THERAPEUTICS--1.8%
Atherogenics, Inc.*                                   23,550            175
CV Therapeutics, Inc.*                                 6,650            121
Neurocrine Biosciences, Inc.*+                         4,950            226
Scios, Inc.*+                                          4,200            137
Trimeris, Inc.*+                                       5,750            248
U.S. Physical Therapy, Inc.*                          39,100            436
                                                                  ---------
                                                                      1,343
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--1.5%
Forward Air Corp.*                                    27,600            536
JetBlue Airways Corp.*                                22,250            601
                                                                  ---------
                                                                      1,137
                                                                  ---------
TOTAL COMMON STOCKS
    (Cost $70,809)                                                   71,323
                                                                  ---------

                                                   PAR
                                                  (000)
----------------------------------------------------------------------------
CORPORATE BONDS--0.0%
Microstrategy, Inc.
    7.500% ,06/24/07
    (Cost $0)                                            600              0
                                                                  ---------

                                                   NUMBER
                                                 OF WARRANTS
---------------------------------------------------------------------------
WARRANTS--0.4%
Expedia, Inc.*
    (COST $99)                                         9,388            336
                                                                  ---------

                                                   NUMBER
                                                  OF SHARES
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.9%
BlackRock Provident Institutional
    Funds - TempCash                               2,937,540          2,938
BlackRock Provident Institutional
    Funds - TempFund                               2,937,541          2,938
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
   (COST $5,876)                                                      5,876
                                                                  ---------

TOTAL INVESTMENTS--103.8%
  (COST  $76,784) (a)                                                77,535

                                                                    VALUE
                                                                    (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--29.4% (COST $21,938)                                 $ 21,938

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(33.2%)                                         (24,792)
                                                                  ---------

NET ASSETS APPLICABLE TO 6,301,555
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $  74,681
                                                                  =========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                    $   11.85
                                                                  =========

-------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2002. ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $81,004,916. Net unrealized depreciation was ($3,470,113). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,540,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($10,010,782).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LIMITED MATURITY BOND FUND

                                                     PAR           VALUE
                                                    (000)          (000)
-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--41.1%
U.S. TREASURY INFLATION INDEXED NOTES--8.7%
    3.375%, 01/15/07                             $     3,000      $   3,718
                                                                  ---------
U.S. TREASURY NOTES--32.4%
    3.625%, 08/31/03                                   1,900          1,930
    2.250%, 07/31/04                                   3,000          3,039
    7.875%, 11/15/04                                   2,100          2,345
    7.500%, 02/15/05                                   1,000          1,121
    5.750%, 11/15/05                                     100            111
    4.625%, 05/15/06                                   3,000          3,236
    4.375%, 05/15/07                                   2,000          2,148
                                                                  ---------
                                                                     13,930
                                                                  ---------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $17,014)                                                       17,648
                                                                  ---------
AGENCY OBLIGATIONS--19.2%
FEDERAL HOME LOAN MORTGAGE CORP.
    0.750%,  01/02/03                                    550            550
FEDERAL NATIONAL MORTGAGE ASSOCIATION
    7.000%,  12/01/32                                  6,094          6,422
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    6.500%, 01/15/32                                   1,200          1,258
                                                                  ---------
TOTAL AGENCY OBLIGATIONS
(COST $8,229)                                                         8,230
                                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%
Asset Securitization Corp.
    7.400%, 10/13/26                                   1,000          1,134
LB Mortgage Trust
    8.396%, 11/20/03~                                    442            447
                                                                  ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $1,459)                                                         1,581
                                                                  ---------
ASSET BACKED SECURITIES--28.7%
Bear Stearns Commercial Mortgage Securities
    6.080%, 02/15/35                                   1,893          2,059
Boston Edison Company
    6.450%, 09/15/05                                      38             39
Conseco Finance Securitizations Corp.
    5.790%, 04/01/24                                   1,000            977
First USA Credit Card Master Trust
    1.461%, 01/18/06                                     200            200
GE Capital Commercial Mortgage Corp.
    6.079%, 05/15/33                                     907            989
    5.033%, 12/10/35                                     227            240
Green Tree Financial Corp.
    7.330%, 03/01/30                                   1,000          1,002
    6.500%, 02/01/31                                   1,120          1,054
LB - UBS Commercial Mortgage Trust
    6.058%, 06/15/20                                     955          1,038
    5.401%, 03/15/26                                   1,282          1,362
MBNA Master Credit Card Trust
    1.551%, 10/15/05                                     500            500
Morgan Stanley Dean Witter Capital I
    5.020%, 10/15/35                                   1,793          1,890
PNC Mortgage Acceptance Corp.
    5.910%, 03/12/34                                     899            973

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
---------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(COST $12,338)                                                    $  12,323
                                                                  ---------
SHORT-TERM INVESTMENTS--9.3%
BlackRock Provident Institutional
    Funds - TempFund                               1,933,473          1,933
Janus Money Market Fund, Inc.                      2,071,533          2,072
                                                                  ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $4,005)                                                         4,005
TOTAL INVESTMENTS--102.0%
(COST $43,045) (a)                                                   43,787

LIABILITES IN EXCESS
   OF OTHER ASSETS--(2.0%)                                             (846)
                                                                  ---------
NET ASSETS APPLICABLE TO 4,012,013
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                   $  42,941
                                                                  =========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                     $   10.70
                                                                  =========

------------------------------------------------
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

(a) At December 31, 2002, the cost for Federal income tax purposes was $43,045,258. Net unrealized appreciation was $741,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $801,893 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($60,369).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER  31, 2002
THE CORE EQUITY FUND

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
--------------------------------------------------------------------------
COMMON STOCKS--88.3%
AEROSPACE & DEFENSE--1.3%
Lockheed Martin Corp.                                  2,500      $     144
                                                                  ---------
BANKING--8.4%
Bank of America Corp.                                  3,500            243
North Fork Bancorp, Inc.                               5,000            169
SouthTrust Corp.                                      10,000            248
Wachovia Corp.                                         3,000            109
Wells Fargo & Co.                                      4,000            187
                                                                  ---------
                                                                        956
                                                                  ---------
BROADCAST/MEDIA--2.0%
Gannett Co., Inc.                                      1,500            108
Viacom, Inc.*                                          3,000            122
                                                                  ---------
                                                                        230
                                                                  ---------
CHEMICALS--0.7%
Du Pont (E.I.) de Nemours and Co.                      2,000             85
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.4%
Cisco Systems, Inc.*                                  12,500            164
Oracle Corp.*                                         10,000            108
                                                                  ---------
                                                                        272
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--10.6%
Affiliated Computer Services, Inc.*                    4,000            211
First Data Corp.                                      10,000            354
Intuit, Inc.*                                          2,500            117
Microsoft Corp.*                                       7,500            388
SunGard Data Systems, Inc.*                            6,000            141
                                                                  ---------
                                                                      1,211
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--4.2%
Dell Computer Corp.*                                   5,000            134
International Business Machines Corp.                  2,500            194
Lexmark International Group, Inc.*                     2,500            151
                                                                  ---------
                                                                        479
                                                                  ---------
CONSUMER PRODUCTS--1.2%
Fortune Brands, Inc.                                   3,000            139
                                                                  ---------
COSMETICS & TOILETRIES--1.9%
Procter & Gamble Co.                                   2,500            215
                                                                  ---------
DIVERSIFIED OPERATIONS--4.3%
3M Co.                                                 1,000            123
General Electric Co.                                  15,000            365
                                                                  ---------
                                                                        488
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--1.4%
Intel Corp.                                            4,500             70
L-3 Communications Holdings, Inc.*                     2,000             90
                                                                  ---------
                                                                        160
                                                                  ---------
FINANCE--6.9%
Ambac Financial Group, Inc.                            1,500             84
Citigroup, Inc.                                        8,000            282
Federal Home Loan Mortgage Corp.                       3,000            177
MBNA Corp.                                             7,500            143
Washington Mutual, Inc.                                3,000            104
                                                                  ---------
                                                                        790
                                                                  ---------
FOOD AND BEVERAGES--4.0%
Anheuser-Busch Cos., Inc.                              2,000             97
PepsiCo, Inc.                                          2,500            105
SYSCO Corp.                                            3,500            104
Unilever ADR                                           4,000            153
                                                                  ---------
                                                                        459
                                                                  ---------
HEALTHCARE--0.7%
UnitedHealth Group, Inc.                               1,000      $      83
                                                                  ---------
INSTRUMENTS - CONTROLS--1.1%
Johnson Controls, Inc.                                 1,500            120
                                                                  ---------
INSURANCE--4.2%
AFLAC, Inc.                                            3,500            105
American International Group, Inc.                     2,500            145
Marsh & McLennan Cos., Inc.                            5,000            231
                                                                  ---------
                                                                        481
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--2.0%
Caterpillar, Inc.                                      2,500            114
Deere & Co.                                            2,500            115
                                                                  ---------
                                                                        229
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--5.4%
Amgen, Inc.*                                           2,500            121
Biomet, Inc.                                           3,500            100
Genzyme Corp.*                                         5,000            148
Medtronic, Inc.                                        3,000            137
Zimmer Holdings, Inc.*                                 2,500            104
                                                                  ---------
                                                                        610
                                                                  ---------
METALS & MINING--0.8%
Newmont Mining Corp.                                   3,000             87
                                                                  ---------
OFFICE SUPPLIES--0.8%
Avery Dennison Corp.                                   1,500             92
                                                                  ---------
OIL & GAS--6.1%
Apache Corp.                                           2,000            114
ChevronTexaco Corp.                                    2,000            133
Exxon Mobil Corp.                                      8,000            280
Smith International, Inc.*                             5,000            163
                                                                  ---------
                                                                        690
                                                                  ---------
PHARMACEUTICALS--8.6%
Abbott Laboratories                                    2,500            100
AmerisourceBergen Corp.                                1,500             81
Johnson & Johnson                                      5,000            269
Merck & Co., Inc.                                      4,000            226
Pfizer, Inc.                                          10,000            306
                                                                  ---------
                                                                        982
                                                                  ---------
RETAIL--2.5%
AutoZone, Inc.*                                        1,500            106
Wal-Mart Stores, Inc.                                  3,500            177
                                                                  ---------
                                                                        283
                                                                  ---------
SERVICES - COMMERCIAL--1.2%
Weight Watchers International, Inc.*                   3,000            138
                                                                  ---------
TELECOMMUNICATIONS--3.3%
ALLTEL Corp.                                           2,000            102
SBC Communications, Inc.                               5,000            136
Verizon Communications                                 3,500            136
                                                                  ---------
                                                                        374
                                                                  ---------
TRANSPORTATION AND RELATED SERVICES--1.6%
Union Pacific Corp.                                     3000            180
                                                                  ---------
UTILITIES - WATER--0.7%
Philadelphia Suburban Corp.                            4,000             82
                                                                  ---------
TOTAL COMMON STOCKS
  (Cost $10,595)                                                     10,059
                                                                  ---------

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.3%
BlackRock Provident Institutional
   Funds - TempCash                                  553,509      $     534
BlackRock Provident Institutional
   Funds - TempFund                                  533,509            534
                                                                  ---------
TOTAL SHORT TERM INVESTMENTS
  (Cost $1,068)                                                       1,068
                                                                  ---------
TOTAL INVESTMENTS--97.6%
  (Cost $11,663) (a)                                                 11,127

OTHER ASSETS IN EXCESS
   OF LIABILITIES--2.4%                                                 270
                                                                  ---------

NET ASSETS APPLICABLE TO 2,166,568
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $  11,397
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    5.26
                                                                  =========

--------------------------------------------
* Non-Income Producing Security
 ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $11,899,192. Net unrealized depreciation was ($772,599). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $265,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,037,745).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE INDEX 500 FUND

                                                  NUMBER OF         VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
COMMON STOCKS--94.2%
ADVERTISING--0.2%
Interpublic Group of Cos., Inc.                        7,840      $     110
Omnicom Group, Inc.                                    3,823            247
TMP Worldwide, Inc.*                                   2,260             26
                                                                  ---------
                                                                        383
                                                                  ---------
AEROSPACE & DEFENSE--1.6%
Boeing Co.                                            17,067            563
General Dynamics Corp.                                 4,085            324
Lockheed Martin Corp.                                  9,272            535
Northrop Grumman Corp.                                 3,701            359
Raytheon Co.                                           8,251            254
Rockwell Collins, Inc.                                 3,719             86
United Technologies Corp.                              9,629            596
                                                                  ---------
                                                                      2,717
                                                                  ---------
AGRICULTURAL PRODUCTS--0.1%
Monsanto Co.                                           5,314            102
                                                                  ---------
AUTOMOBILES & RELATED--0.9%
B.F. Goodrich Co.                                      2,340             43
Cooper Tire & Rubber Co.                               1,495             23
Cummins Engine Co., Inc.                                 844             24
Dana Corp.                                             3,020             36
Delphi Automotive Systems Corp.                       11,352             91
Ford Motor Co.                                        37,307            347
General Motors Corp.                                  11,393            420
Genuine Parts Co.                                      3,551            109
Goodyear Tire & Rubber Co.                             3,564             24
Harley-Davidson, Inc.                                  6,153            284
Navistar International Corp.*                          1,229             30
PACCAR, Inc.                                           2,356            109
Rockwell International Corp.                           3,779             78
Visteon Corp.                                          2,645             18
                                                                  ---------
                                                                      1,636
                                                                  ---------
BANKING--6.6%
AmSouth Bancorporation                                 7,225            139
Bank of America Corp.                                 30,427          2,117
Bank of New York Co., Inc.                            14,765            354
Bank One Corp.                                        23,676            865
BB&T Corp.                                             9,735            360
Charter One Financial, Inc.                            4,594            132
Comerica, Inc.                                         3,552            154
Fifth Third Bancorp.                                  11,746            688
First Tennessee National Corp.                         2,553             92
FleetBoston Financial Corp.                           21,337            518
Golden West Financial Corp.                            3,120            224
Huntington Bancshares, Inc.                            4,788             90
KeyCorp.                                               8,638            217
Marshall & Ilsley Corp.                                4,439            122
Mellon Financial Corp.                                 8,761            229
National City Corp.                                   12,439            340
North Fork Bancorp, Inc.                               3,283            111
Northern Trust Corp.                                   4,491            157
PNC Financial Services Group                           5,774            242
Regions Financial Corp.                                4,496            150
SouthTrust Corp.                                       7,051            175
SunTrust Banks, Inc.                                   5,766      $     328
U.S. Bancorp                                          38,942            826
Union Planters Corp.                                   4,028            113
Wachovia Corp.                                        27,654          1,008
Wells Fargo & Co.                                     34,395          1,612
Zions Bancorp.                                         1,848             73
                                                                  ---------
                                                                     11,436
                                                                  ---------
BROADCAST/MEDIA--2.2%
Clear Channel Communications, Inc.*                   12,456            464
Comcast Corp.-Class A*                                46,920          1,106
Gannett Co., Inc.                                      5,433            390
McGraw-Hill Cos., Inc.                                 3,940            238
Meredith Corp.                                         1,008             41
Univision Communications, Inc.*                        4,658            114
Viacom, Inc.*                                         35,802          1,459
                                                                  ---------
                                                                      3,812
                                                                  ---------
BUILDING & REAL ESTATE--0.0%
Pulte Corp.                                            1,244             60
                                                                  ---------
BUILDING MAINTENANCE & SERVICES--0.1%
Ecolab, Inc.                                           2,634            130
                                                                  ---------
BUILDING PRODUCTS & SUPPLIES--0.7%
American Standard Cos., Inc.*                          1,473            105
Centex Corp.                                           1,253             63
KB Home                                                  973             42
Lowe's Cos., Inc.                                     15,865            595
Masco Corp.                                           10,002            211
Sherwin-Williams Co.                                   3,047             86
Vulcan Materials Co.                                   2,064             77
                                                                  ---------
                                                                      1,179
                                                                  ---------
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                         4,619            197
Ashland, Inc.                                          1,387             40
Dow Chemical Co.                                      18,522            550
Du Pont (E.I.) de Nemours and Co.                     20,197            856
Eastman Chemical Co.                                   1,572             58
Engelhard Corp.                                        2,598             58
Great Lakes Chemical Corp.                             1,020             24
Hercules, Inc.*                                        2,220             20
PPG Industries, Inc.                                   3,445            173
Praxair, Inc.                                          3,287            190
Rohm & Haas Co.                                        4,495            146
Sigma-Aldrich Corp.                                    1,457             71
                                                                  ---------
                                                                      2,383
                                                                  ---------
COMPUTER - INTERNET - CONTENT SERVICE--0.1%
Yahoo! Inc.*                                          12,013            196
                                                                  ---------
COMPUTER - INTERNET SERVICES & SOFTWARE--0.2%
Ebay, Inc.*                                            6,276            426
                                                                  ---------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.1%
Cisco Systems, Inc.*                                 146,882          1,924
Electronic Data Systems Corp.                          9,685            178
International Game Technology, Inc.*                   1,762            134
Network Appliance, Inc.*                               6,851             69
Oracle Corp.*                                        108,883          1,176

                                                   NUMBER OF       VALUE
                                                    SHARES         (000)
----------------------------------------------------------------------------
Sun Microsystems, Inc.*                               63,319      $     197
                                                                  ---------
                                                                      3,678
                                                                  ---------
COMPUTER SERVICES & SOFTWARE--5.0%
Adobe Systems, Inc.                                    4,803            119
Autodesk, Inc.                                         2,293             33
Automatic Data Processing, Inc.                       12,175            478
BMC Software, Inc.*                                    4,787             82
Citrix Systems, Inc.*                                  3,477             43
Computer Associates International, Inc.               11,654            157
Computer Sciences Corp.*                               3,490            120
Compuware Corp.*                                       7,683             37
Deluxe Corp.                                           1,255             53
Electronic Arts, Inc.*                                 2,872            143
EMC Corp.*                                            44,720            275
First Data Corp.                                      15,291            541
Intuit, Inc.*                                          4,172            196
Mercury Interactive Corp.*                             1,717             51
Microsoft Corp.*                                     108,690          5,619
NCR Corp.*                                             1,983             47
Novell, Inc.*                                          7,408             25
Parametric Technology Corp.*                           5,310             13
PeopleSoft, Inc.*                                      6,363            116
Rational Software Corp.*                               3,968             41
Siebel Systems, Inc.*                                  9,851             74
SunGard Data Systems, Inc.*                            5,756            136
Symbol Technologies, Inc.                              4,687             39
Unisys Corp.*                                          6,596             65
VERITAS Software Corp.*                                8,368            131
                                                                  ---------
                                                                      8,634
                                                                  ---------
COMPUTERS & OFFICE EQUIPMENT--3.3%
Apple Computer, Inc.*                                  7,296            105
Dell Computer Corp.*                                  52,650          1,408
Gateway, Inc.*                                         6,588             21
Hewlett-Packard Co.                                   62,034          1,077
International Business Machines Corp.                 34,358          2,663
Lexmark International Group, Inc.*                     2,560            155
Pitney Bowes, Inc.                                     4,809            157
Xerox Corp.*                                          14,948            120
                                                                  ---------
                                                                      5,706
                                                                  ---------
CONSUMER PRODUCTS--1.9%
American Greetings Corp.*                              1,338             21
Brunswick Corp.                                        1,833             36
Cendant Corp.*                                        21,071            221
Clorox Co.                                             4,473            185
Fortune Brands, Inc.                                   3,034            141
Mattel, Inc.                                           8,889            170
Maytag Corp.                                           1,587             45
Newell Rubbermaid, Inc.                                5,435            165
NIKE, Inc.                                             5,393            240
Philip Morris Cos., Inc.                              42,054          1,704
Reebok International Ltd.*                             1,219             36
Tupperware Corp.                                       1,186             18
UST, Inc.                                              3,434            115
V.F. Corp.                                             2,209      $      80
Whirlpool Corp.                                        1,386             72
                                                                  ---------
                                                                      3,249
                                                                  ---------
CONTAINERS--0.1%
Ball Corp.                                             1,155             59
Bemis Co., Inc.                                        1,076             53
Pactiv Corp.*                                          3,222             70
Sealed Air Corp.*                                      1,706             64
                                                                  ---------
                                                                        246
                                                                  ---------
COSMETICS & TOILETRIES--2.5%
Alberto-Culver Co.                                     1,181             60
Avon Products, Inc.                                    4,782            258
Colgate-Palmolive Co.                                 10,943            574
Gillette Co.                                          21,447            651
International Flavors & Fragrances, Inc.               1,918             67
Kimberly-Clark Corp.                                  10,456            496
Procter & Gamble Co.                                  26,414          2,270
                                                                  ---------
                                                                      4,376
                                                                  ---------
DIVERSIFIED OPERATIONS--4.9%
3M Co.                                                 7,932            978
Crane Co.                                              1,210             24
Danaher Corp.                                          3,098            204
Eaton Corp.                                            1,433            112
Fluor Corp.                                            1,633             46
General Electric Co.                                 202,299          4,926
Honeywell International, Inc.                         16,691            401
Illinois Tool Works, Inc.                              6,230            404
ITT Industries, Inc.                                   1,866            113
Leggett & Platt, Inc.                                  3,957             89
Pall Corp.                                             2,497             42
Sara Lee Corp.                                        15,851            357
Textron, Inc.                                          2,795            120
Tyco International Ltd.                               40,561            693
                                                                  ---------
                                                                      8,509
                                                                  ---------
EDUCATION--0.1%
Apollo Group, Inc.*                                    3,547            156
                                                                  ---------
ELECTRIC - INTEGRATED--0.1%
Allegheny Energy, Inc.                                 2,555             19
NiSource, Inc.                                         4,956             99
Xcel Energy, Inc.                                      8,106             89
                                                                  ---------
                                                                        207
                                                                  ---------
ELECTRIC PRODUCTS--0.3%
Emerson Electric Co.                                   8,560            435
                                                                  ---------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--2.9%
Advanced Micro Devices, Inc.*                          6,983             45
Agilent Technologies, Inc.*                            9,488            170
Altera Corp.*                                          7,777             96
Analog Devices, Inc.*                                  7,434            177
Applied Materials, Inc.*                              33,503            437
Applied Micro Circuits Corp.*                          6,142             23
Broadcom Corp.*                                        5,608             84
Intel Corp.                                          134,682          2,097
Jabil Circuit, Inc.*                                   4,027             72

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
KLA-Tencor Corp.*                                      3,836      $     136
Linear Technology Corp.                                6,343            163
LSI Logic Corp.*                                       7,560             44
Maxim Integrated Products, Inc.                        6,513            215
Micron Technology, Inc.*                              12,300            120
Molex, Inc.                                            3,908             90
National Semiconductor Corp.*                          3,678             55
Novellus Systems, Inc.*                                3,022             85
NVIDIA Corp.*                                          3,111             36
PMC-Sierra, Inc.*                                      3,404             19
Power-One, Inc.*                                       1,625              9
QLogic Corp.*                                          1,901             66
Sanmina Corp.*                                        10,738             48
Solectron Corp.*                                      16,792             60
Tektronix, Inc.*                                       1,768             32
Teradyne, Inc.*                                        3,722             48
Texas Instruments, Inc.                               35,190            528
Thomas & Betts Corp.*                                  1,185             20
Xilinx, Inc.*                                          6,853            141
                                                                  ---------
                                                                      5,116
                                                                  ---------
ENERGY RESOURCES & SERVICES--2.4%
AES Corp.*                                            11,055             33
Ameren Corp.                                           3,123            130
American Electric Power Co., Inc.                      6,888            188
American Power Conversion Corp.*                       3,987             60
Calpine Corp.*                                         7,684             25
Centerpoint Energy, Inc.                               6,182             53
Cinergy Corp.                                          3,422            115
CMS Energy Corp.                                       2,929             28
Consolidated Edison, Inc.                              4,343            186
Constellation Energy Group                             3,349             93
Dominion Resources, Inc.                               6,246            343
DTE Energy Co.                                         3,404            158
Duke Energy Corp.                                     18,125            354
Edison International*                                  6,624             78
Entergy Corp.                                          4,513            206
Exelon Corp.                                           6,566            346
FirstEnergy Corp.                                      6,051            199
FPL Group, Inc.                                        3,710            223
KeySpan Corp.                                          2,887            102
Mirant Corp.*                                          8,191             15
PG&E Corp.*                                            8,227            114
Pinnacle West Capital Corp.                            1,839             63
PPL Corp.                                              3,343            116
Progress Energy, Inc.                                  4,815            209
Public Service Enterprise Group, Inc.                  4,522            145
Southern Co.                                          14,505            412
Teco Energy, Inc.                                      3,571             55
TXU Corp.                                              6,549            122
Williams Cos., Inc.                                   10,503             28
                                                                  ---------
                                                                      4,199
                                                                  ---------
ENTERTAINMENT & LEISURE--0.6%
Carnival Corp.                                        11,929      $     298
Harrah's Entertainment, Inc.*                          2,273             90
The Walt Disney Co.                                   41,516            677
                                                                  ---------
                                                                      1,065
                                                                  ---------
FIBER OPTICS--0.1%
Corning , Inc.*                                       23,338             77
JDS Uniphase Corp.*                                   28,759             71
                                                                  ---------
                                                                        148
                                                                  ---------
FINANCE--8.2%
Ambac Financial Group, Inc.                            2,154            121
American Express Co.                                  26,719            945
Bear Stearns Cos., Inc.                                1,954            116
Capital One Financial Corp.                            4,510            134
Charles Schwab Corp.                                  27,315            296
Citigroup, Inc.                                      104,417          3,674
Countrywide Credit Industries, Inc.                    2,569            133
Equifax, Inc.                                          2,892             67
Federal Home Loan Mortgage Corp.                      14,143            835
Federal National Mortgage Association                 20,228          1,301
Franklin Resources, Inc.                               5,284            180
Goldman Sachs Group, Inc.                              9,706            661
H & R Block, Inc.                                      3,673            148
Household International, Inc.                          9,627            268
J.P. Morgan Chase & Co.                               40,588            974
John Hancock Financial Services, Inc.                  5,857            163
Lehman Brothers Holdings, Inc.                         4,827            257
MBIA, Inc.                                             2,950            129
MBNA Corp.                                            25,974            494
Merrill Lynch & Co., Inc.                             17,574            667
Moody's Corp.                                          3,072            127
Morgan Stanley Dean Witter & Co.                      22,070            881
Paychex, Inc.                                          7,646            213
Providian Financial Corp.*                             5,876             38
SLM Corp.                                              3,121            324
State Street Corp.                                     6,594            257
Stilwell Financial, Inc.                               4,523             59
Synovus Financial Corp.                                6,096            118
T. Rowe Price Group, Inc.                              2,488             68
Washington Mutual, Inc.                               19,245            665
                                                                  ---------
                                                                     14,313
                                                                  ---------
FINANCIAL SERVICES - DIVERSIFIED--0.2%
Prudential Financial, Inc.                            11,509            365
                                                                  ---------
FOOD & BEVERAGES--4.2%
Adolph Coors Co.                                         738             45
Anheuser-Busch Cos., Inc.                             17,400            842
Archer-Daniels-Midland Co.                            13,148            163
Brown-Forman Corp.                                     1,391             91
Campbell Soup Co.                                      8,332            196
Coca-Cola Co.                                         50,399          2,208
Coca-Cola Enterprises, Inc.                            9,136            198
ConAgra, Inc.                                         10,918            273

                                                  NUMBER OF        VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
General Mills, Inc.                                    7,479      $     351
Heinz (H.J.) Co.                                       7,137            235
Hershey Foods Corp.                                    2,768            187
Kellogg Co.                                            8,299            284
Pepsi Bottling Group, Inc.                             5,701            147
PepsiCo, Inc.                                         35,110          1,482
SUPERVALU, Inc.                                        2,716             45
SYSCO Corp.                                           13,352            398
Wm. Wrigley Jr., Co.                                   4,581            251
                                                                  ---------
                                                                      7,396
                                                                  ---------
FOREST PRODUCTS--0.1%
Plum Creek Timber Co., Inc.                            3,758             89
                                                                  ---------
HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                           3,459            158
                                                                  ---------
HEALTHCARE--0.9%
HCA - The Healthcare Corp.                            10,433            433
Healthsouth Corp.*                                     8,059             34
Humana, Inc.*                                          3,299             33
Manor Care, Inc.*                                      1,959             36
McKesson HBOC, Inc.                                    5,918            160
Tenet Healthcare Corp.*                                9,915            163
UnitedHealth Group, Inc.                               6,189            517
Wellpoint Health Networks, Inc.*                       3,024            215
                                                                  ---------
                                                                      1,591
                                                                  ---------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                                    7,650             97
Marriott International, Inc.                           4,834            159
Starwood Hotels & Resorts Worldwide, Inc.              4,055             96
                                                                  ---------
                                                                        352
                                                                  ---------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.                        3,523             57
                                                                  ---------
INSTRUMENTS - CONTROLS--0.2%
Johnson Controls, Inc.                                 1,805            145
Millipore Corp.*                                         984             33
Parker-Hannifin Corp.                                  2,400            111
PerkinElmer, Inc.                                      2,568             21
Thermo Electron Corp.*                                 3,324             67
Waters Corp.*                                          2,625             57
                                                                  ---------
                                                                        434
                                                                  ---------
INSURANCE--4.5%
ACE Ltd.                                               5,340            157
Aetna, Inc.                                            3,060            126
AFLAC, Inc.                                           10,494            316
Allstate Corp.                                        14,291            529
American International Group, Inc.                    53,031          3,068
Anthem, Inc.*                                          2,876            181
Aon Corp.                                              6,297            119
Chubb Corp.                                            3,478            182
CIGNA Corp.                                            2,834            117
Cincinnati Financial Corp.                             3,283      $     123
Hartford Financial Services Group, Inc.                5,187            236
Jefferson-Pilot Corp.                                  2,917            111
Lincoln National Corp.                                 3,599            114
Loews Corp.                                            3,770            168
Marsh & McLennan Cos., Inc.                           10,918            505
MetLife, Inc.                                         14,236            385
MGIC Investment Corp.                                  2,043             84
Principal Financial Group, Inc.                        6,849            206
Progressive Corp.                                      4,427            220
SAFECO Corp.                                           2,810             97
St. Paul Cos., Inc.                                    4,604            157
Torchmark Corp.                                        2,408             88
Travelers Property Casualty Corp. Class B*            20,404            299
UnumProvident Corp.                                    4,910             86
XL Capital Ltd.                                        2,762            213
                                                                  ---------
                                                                      7,887
                                                                  ---------
MACHINERY & HEAVY EQUIPMENT--0.5%
Black & Decker Corp.                                   1,638             70
Caterpillar, Inc.                                      6,997            320
Deere & Co.                                            4,851            222
Dover Corp.                                            4,113            120
McDermott International, Inc.*                         1,296              6
Snap-On, Inc.                                          1,187             33
Stanley Works                                          1,794             62
                                                                  ---------
                                                                        833
                                                                  ---------
MANUFACTURING--0.1%
Cooper Industries Ltd.                                 1,873             68
Ingersoll Rand Co. Ltd.                                3,439            148
                                                                  ---------
                                                                        216
                                                                  ---------
MEDIA & COMMUNICATIONS--0.7%
AOL Time Warner*                                      90,875          1,190
                                                                  ---------
MEDICAL SERVICES--0.1%
Quest Diagnostics, Inc.*                               1,988            113
                                                                  ---------
MEDICAL SERVICES & EQUIPMENT--2.9%
Amgen, Inc.*                                          26,165          1,265
Bard (C.R.), Inc.                                      1,051             61
Baxter International, Inc.                            12,061            338
Becton, Dickinson & Co.                                5,219            160
Biomet, Inc.                                           5,281            151
Boston Scientific Corp.*                               8,291            353
Cardinal Health, Inc.                                  8,996            532
Chiron Corp.*                                          3,824            144
Genzyme Corp.*                                         4,362            129
Guidant Corp.*                                         6,215            192
Health Management Associates, Inc.                     4,846             87
Medtronic, Inc.                                       24,804          1,131
St. Jude Medical, Inc.*                                3,610            143
Stryker Corp.                                          4,024            270
Zimmer Holdings, Inc.*                                 3,965            165
                                                                  ---------
                                                                      5,121
                                                                  ---------
MEDICAL SUPPLIES & EQUIPMENT--0.0%
Bausch & Lomb, Inc.                                    1,096             39
                                                                  ---------

                                                  NUMBER OF         VALUE
                                                   SHARES          (000)
----------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS--0.4%
Alcoa, Inc.                                           17,163      $     391
Allegheny Technologies, Inc.                           1,639             10
Freeport-McMoRan Copper & Gold, Inc.*                  2,946             49
Nucor Corp.                                            1,589             66
Phelps Dodge Corp.*                                    1,807             57
United States Steel Corp.                              2,080             27
Worthington Industries, Inc.                           1,743             27
                                                                  ---------
                                                                        627
                                                                  ---------
METALS & MINING--0.1%
Newmont Mining Corp.                                   8,166            237
                                                                  ---------
OFFICE SUPPLIES--0.1%
Avery Dennison Corp.                                   2,232            136
                                                                  ---------
OIL & GAS--5.8%
Amerada Hess Corp.                                     1,813            100
Anadarko Petroleum Corp.                               5,054            242
Apache Corp.                                           2,927            167
Baker Hughes, Inc.                                     6,824            220
BJ Services Co.*                                       3,187            103
Burlington Resources, Inc.                             4,093            175
ChevronTexaco Corp.                                   21,715          1,444
ConocoPhillips                                        13,760            666
Devon Energy Corp.                                     3,185            146
Dynegy, Inc.                                           7,550              9
El Paso Corp.                                         12,177             85
EOG Resources, Inc.                                    2,349             94
Exxon Mobil Corp.                                    136,794          4,780
Halliburton Co.                                        8,872            166
Kerr-McGee Corp.                                       2,041             90
Kinder Morgan, Inc.                                    2,474            105
Marathon Oil Corp.                                     6,346            135
Nabors Industries Ltd.*                                2,942            104
NICOR, Inc.                                              895             30
Noble Corp.*                                           2,721             96
Occidental Petroleum Corp.                             7,663            218
Peoples Energy Corp.                                     721             28
Rowan Cos., Inc.                                       1,902             43
Schlumberger Ltd.                                     11,804            497
Sempra Energy                                          4,165             98
Sunoco, Inc.                                           1,552             51
Transocean Sedco Forex, Inc.                           6,490            151
Unocal Corp.                                           5,243            160
                                                                  ---------
                                                                     10,203
                                                                  ---------
PAPER & RELATED PRODUCTS--0.5%
Boise Cascade Corp.                                    1,185             30
Georgia-Pacific Group                                  5,084             82
International Paper Co.                                9,752            341
Louisiana-Pacific Corp.*                               2,126             17
Meadwestvaco Corp.                                     4,067            100
Temple-Inland, Inc.                                    1,092             49
Weyerhaeuser Co.                                       4,451            219
                                                                  ---------
                                                                        838
                                                                  ---------
PHARMACEUTICALS--9.8%
Abbott Laboratories                                   31,765          1,271
Allergan, Inc.                                         2,631            152
Amerisourcebergen Corp.                                2,153      $     117
Applera Corp.-Applied Biosystems Group                 4,253             75
Biogen, Inc.*                                          3,030            121
Bristol-Myers Squibb Co.                              39,379            912
Eli Lilly & Co.                                       22,837          1,450
Forest Laboratories, Inc.*                             3,679            361
Johnson & Johnson                                     60,390          3,244
King Pharmaceuticals, Inc.*                            4,894             84
MedImmune, Inc.*                                       5,103            139
Merck & Co., Inc.                                     45,651          2,584
Pfizer, Inc.                                         125,273          3,830
Pharmacia Corp.                                       26,284          1,099
Schering-Plough Corp.                                 29,816            662
Watson Pharmaceuticals, Inc.*                          2,173             61
Wyeth                                                 26,950          1,008
                                                                  ---------
                                                                     17,170
                                                                  ---------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                      5,931            208
                                                                  ---------
PRINTING & PUBLISHING--0.4%
Donnelley (R.R.) & Sons Co.                            2,304             50
Dow Jones & Co., Inc.                                  1,676             72
Knight-Ridder, Inc.                                    1,674            106
New York Times Co.                                     3,079            141
Tribune Co.                                            6,196            282
                                                                  ---------
                                                                        651
                                                                  ---------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                               3,474             71
McDonald's Corp.                                      25,804            415
Starbucks Corp.*                                       7,895            161
Wendy's International, Inc.                            2,346             64
Yum! Brands, Inc.*                                     6,008            146
                                                                  ---------
                                                                        857
                                                                  ---------
RETAIL--6.3%
Albertson's, Inc.                                      7,708            172
AutoZone, Inc.*                                        2,003            142
Bed, Bath & Beyond, Inc.*                              5,948            205
Best Buy Co., Inc.*                                    6,537            158
Big Lots, Inc.*                                        2,361             31
Circuit City Stores - Circuit City Group               4,271             32
Costco Wholesale Corp.*                                9,265            260
CVS Corp.                                              7,988            199
Dillard's, Inc.                                        1,721             27
Dollar General Corp.                                   6,775             81
Family Dollar Stores, Inc.                             3,516            110
Federated Department Stores, Inc.*                     3,988            115
Gap, Inc.                                             17,969            279
Hasbro, Inc.                                           3,520             41
Home Depot, Inc.                                      47,281          1,133
Jones Apparel Group, Inc.*                             2,620             93
Kohl's Corp.*                                          6,855            384
Kroger Co.*                                           15,719            243
Limited, Inc.                                         10,629            148
Liz Claiborne, Inc.                                    2,172             64
May Department Stores Co.                              5,860            135
Nordstrom, Inc.                                        2,753             52
Office Depot, Inc.*                                    6,273             93

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
----------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                5,447      $     125
Radio Shack Corp.                                      3,424             64
Safeway, Inc.*                                         8,967            209
Sears, Roebuck & Co.                                   6,430            154
Staples, Inc.*                                         9,567            175
Target Corp.                                          18,467            554
Tiffany & Co.                                          2,957             71
TJX Cos., Inc.                                        10,738            210
Toys "R" Us, Inc.*                                     4,319             43
Wal-Mart Stores, Inc.                                 89,733          4,533
Walgreen Co.                                          20,836            608
Winn-Dixie Stores, Inc.                                2,862             44
                                                                  ---------
                                                                     10,987
                                                                  ---------
SERVICES - COMMERCIAL--0.3%
Concord EFS, Inc.*                                    10,342            163
Convergys Corp.*                                       3,524             53
Fiserv, Inc.*                                          3,890            132
IMS Health, Inc.                                       5,711             91
Quintiles Transnational Corp.*                         2,393             29
                                                                  ---------
                                                                        468
                                                                  ---------
TELECOMMUNICATIONS--4.7%
ADC Telecommunications, Inc.*                         16,193             34
ALLTEL Corp.                                           6,323            322
AT&T Corp.                                            15,661            409
Andrew Corp.*                                          1,994             20
AT&T Wireless Services, Inc.*                         55,073            311
Avaya, Inc.*                                           7,358             18
BellSouth Corp.                                       37,783            977
CenturyTel, Inc.                                       2,899             85
CIENA Corp. *                                          8,775             45
Citizens Communications Co.*                           5,737             61
Comverse Technology, Inc.*                             3,814             38
Lucent Technologies, Inc.*                            69,784             88
Motorola, Inc.                                        46,777            405
Nextel Communications, Inc.*                          19,580            226
QUALCOMM, Inc.*                                       15,960            581
Qwest Communications International, Inc.*             34,466            172
SBC Communications, Inc.                              67,498          1,830
Scientific-Atlanta, Inc.                               3,137             37
Sprint Corp.                                          18,186            263
Sprint Corp. (PCS Group)*                             20,311             89
Tellabs, Inc.*                                         8,376             61
Verizon Communications                                55,616          2,155
                                                                  ---------
                                                                      8,227
                                                                  ---------
TOBACCO--0.0%
R.J. Reynolds Tobacco Holdings, Inc.                   1,793             76
                                                                  ---------
TRANSPORTATION SERVICES--0.8%
United Parcel Services, Inc.                          22,699          1,432
                                                                  ---------
TRANSPORTATION & RELATED SERVICES--0.8%
AMR Corp.*                                             3,171             21
Burlington Northern Santa Fe Corp.                     7,674            200
CSX Corp.                                              4,331            123
Delta Air Lines, Inc.                                  2,508             30
FedEx Corp.                                            6,062            329
Norfolk Southern Corp.                                 7,901      $     158
Ryder System, Inc.                                     1,268             28
Sabre Holdings Corp.*                                  2,901             53
Southwest Airlines Co.                                15,748            219
Union Pacific Corp.                                    5,149            308
                                                                  ---------
                                                                      1,469
                                                                  ---------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                         4,008             40
Waste Management, Inc.                                12,374            284
                                                                  ---------
                                                                        324
                                                                  ---------
WHOLESALE DISTRIBUTOR--0.1%
Grainger (W.W.), Inc.                                  1,859             96
                                                                  ---------
TOTAL COMMON STOCKS
  (COST $250,992)                                                   164,344
                                                                  ---------

RIGHTS--0.0%
Seagate Tax Refund Rights  ~
  (COST $0)                                            4,100              -
                                                                  ---------

REAL ESTATE INVESTMENT TRUSTS (REITS)--0.3%
APARTMENTS--0.1%
Equity Residential Properties Trust                    5,506            135
                                                                  ---------

OFFICE PROPERTY--0.1%
Equity Office Properties Trust                         8,369            209
                                                                  ---------

REGIONAL MALLS--0.1%
Simon Property Group, Inc.                             3,815            130
                                                                  ---------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (COST $552)                                                           474
                                                                  ---------

                                                    PAR
                                                   (000)
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.5%
U.S. TREASURY BILLS
1.200, 06/05/2003 ^                                  120,000            119
1.380, 04/10/2003 ^                                  105,000            105
1.390, 04/10/2003 ^                                   30,000             30
1.470, 04/10/2003 ^                                  375,000            373
1.480, 02/20/2003 ^                                   15,000             15
1.500, 02/20/2003 ^                                   15,000             15
1.570, 02/20/2003 ^                                   15,000             15
1.580, 02/20/2003 ^                                   30,000             30
1.590, 04/10/2003 ^                                   15,000             15
1.600, 02/20/2003 ^                                   90,000             90
1.620, 02/20/2003 ^                                  105,000            105
                                                                  ---------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $912)                                                           912
                                                                  ---------

                                                  NUMBER OF         VALUE
                                                   SHARES           (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.7%
BlackRock Provident Institutional
  Funds - Tempfund Dollar                          8,224,609      $   8,225
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $8,225)                                                       8,225
                                                                  ---------
TOTAL INVESTMENTS--99.7%
  (Cost $260,681) (a)                                               173,955

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.3%                                                  474
                                                                  ---------
NET ASSETS APPLICABLE TO 28,818,883
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                  $ 174,429
                                                                  =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $    6.05
                                                                  =========

------------------------------------------------------------
* Non-Income Producing Security
~ Security valued in accordance with fair valuation procedures approved by the Board of Trustees.

^ $912,257 market value held as collateral for the open futures contract.

(a) At December 31, 2002, the cost for Federal income tax purposes was $260,844,137. Net unrealized depreciation was ($86,889,083). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,875,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($97,764,640).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MID CAP GROWTH FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--97.5%
--------------------------------------------------------------------------
ADVERTISING--0.8%
Lamar Advertising Co.*                                 7,770 $        261
                                                             -------------
AUTOMOBILES & RELATED--1.0%
Navistar International Corp.*+                        14,080          342
                                                             -------------
AUTOMOTIVE PARTS - EQUIPMENT--1.0%
Advance Auto Parts, Inc.*+                             6,690          327
                                                             -------------
BANKING--1.6%
Commerce Bancorp, Inc.                                 5,250          227
Investors Financial Services Corp.                    11,890          326
                                                             -------------
                                                                      553
                                                             -------------
BROADCAST/MEDIA--2.3%
Cumulus Media, Inc. - Class A*                        19,840          295
Univision Communications, Inc.*+                       9,660          237
Westwood One, Inc.*+                                   6,530          244
                                                             -------------
                                                                      776
                                                             -------------
BUILDING MAINTENANCE & SERVICES--1.1%
Ecolab, Inc.+                                          7,320          362
                                                             -------------
CHEMICALS--0.6%
Cabot Microelectronics Corp.*+                         4,390          207
                                                             -------------
COMPUTER - INTERNET - CONTENT SERVICE--1.5%
Juniper Networks, Inc.*+                              34,140          232
Yahoo! Inc.*+                                         18,370          300
                                                             -------------
                                                                      532
                                                             -------------
COMPUTER - INTERNET SERVICES & SOFTWARE--2.8%
BEA Systems, Inc.*                                    31,640          363
Symantec Corp.*+                                       8,400          340
VeriSign, Inc.*+                                      34,490          277
                                                             -------------
                                                                      980
                                                             -------------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.2%
International Game Technology, Inc.*+                  6,120          465
Network Appliance, Inc.*                              29,560          296
                                                             -------------
                                                                      761
                                                             -------------
COMPUTER SERVICES & SOFTWARE--7.0%
Adobe Systems, Inc.+                                  15,020          372
Citrix Systems, Inc.*+                                14,610          180
DST Systems, Inc.*                                     7,430          264
Electronic Arts, Inc.*+                                8,490          422
Internet Security Systems, Inc.*                      13,290          244
Mercury Interactive Corp.*+                           12,040          357
PeopleSoft, Inc.*+                                    13,400          245
SunGard Data Systems, Inc.*+                          13,110          309
                                                             -------------
                                                                    2,393
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--1.0%
Lexmark International Group, Inc.*                     5,840          353
                                                             -------------
CONTAINERS--0.7%
Ball Corp.                                             4,990          255
                                                             -------------
EDUCATION--0.7%
Apollo Group, Inc.*                                    5,750          253
                                                             -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--8.7%
Agilent Technologies, Inc.*                            9,600 $        172
Cymer, Inc.*+                                         13,120          423
KLA-Tencor Corp.*                                     14,070          498
Lam Research Corp.*                                   14,610          158
Network Associates, Inc.*+                            16,810          270
Novellus Systems, Inc.*                               17,970          505
NVIDIA Corp.*+                                        14,550          167
PMC-Sierra, Inc.*                                     30,330          169
QLogic Corp.*+                                         3,940          136
Skyworks Solutions, Inc.*+                            33,950          293
Teradyne, Inc.*+                                      16,760          218
                                                             -------------
                                                                    3,009
                                                             -------------
FIBER OPTICS--0.6%
JDS Uniphase Corp.*                                   87,750          217
                                                             -------------
FINANCE--5.8%
Affiliated Managers Group, Inc.*+                      7,200          362
Bear Stearns Companies, Inc.                           5,870          349
Countrywide Credit Industries, Inc.                    3,340          172
Doral Financial Corp.                                  5,680          162
Legg Mason, Inc.                                       7,160          347
Neuberger Berman, Inc.                                 5,610          188
Providian Financial Corp.*                            34,760          226
Raymond James Financial, Inc.                          5,870          174
                                                             -------------
                                                                    1,980
                                                             -------------
FOOD AND BEVERAGES--3.2%
Coca-Cola Enterprises, Inc.                           11,380          247
Hershey Foods Corp.+                                   2,930          198
Pepsi Bottling Group, Inc.                             9,350          240
Performance Food Group Co.*                            4,660          158
Whole Foods Market, Inc.*                              4,680          247
                                                             -------------
                                                                    1,090
                                                             -------------
HEALTHCARE--2.0%
LifePoint Hospitals, Inc.*+                            4,430          133
Wellpoint Health Networks, Inc.*                       7,600          541
                                                             -------------
                                                                      674
                                                             -------------
HOTELS & GAMING--0.6%
MGM Mirage, Inc.*                                      6,750          223
                                                             -------------
HOTELS & RESORTS--0.7%
Starwood Hotels & Resorts Worldwide, Inc.+            10,290          244
                                                             -------------
HUMAN RESOURCES--1.6%
Manpower, Inc.+                                        8,330          266
Robert Half International, Inc.*                      17,430          281
                                                             -------------
                                                                      547
                                                             -------------
INSURANCE--1.8%
Anthem, Inc.*+                                         7,060          444
RenaissanceRe Holdings Ltd.+                           4,790          190
                                                             -------------
                                                                      634
                                                             -------------
MANUFACTURING--1.4%
Coach, Inc.*                                          14,130          465
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--7.6%
Biomet, Inc.+                                         12,790          367
Covance, Inc.*                                        16,350          402
DENTSPLY International, Inc.                           6,355          236
Genzyme Corp.*                                         7,400          219

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT--(CONTINUED)
Henry Schein, Inc.*                                    5,270 $        237
Mid Atlantic Medical Services, Inc.*                   6,340          205
Laboratory Corp. of America Holdings*                  9,250          215
St. Jude Medical, Inc.*                                4,380          174
Universal Health Services, Inc.*                       6,170          278
Varian Medical Systems, Inc.*+                         5,820          289
                                                             -------------
                                                                    2,622
                                                             -------------
OFFICE SUPPLIES--0.9%
Avery Dennison Corp.                                   5,340          326
                                                             -------------
OIL & GAS--5.2%
BJ Services Co.*+                                      9,870          319
Cooper Cameron Corp.*                                  5,000          249
Halliburton Co.                                       14,280          267
Kinder Morgan, Inc.                                    4,380          185
Murphy Oil Corp.                                       5,900          253
Nabors Industries Ltd.*                                4,680          165
Patterson-Uti Energy, Inc.*+                           5,250          158
Pogo Producing Co.                                     4,800          179
                                                             -------------
                                                                    1,775
                                                             -------------
PHARMACEUTICALS--10.1%
Accredo Health, Inc.*+                                 9,615          339
Allergan, Inc.+                                        6,770          390
Amerisourcebergen Corp.+                               4,580          249
Biogen, Inc.*+                                         7,340          294
Caremark Rx, Inc.*                                    21,470          349
Cephalon, Inc.*+                                       4,660          227
MedImmune, Inc.*+                                     23,993          652
Omnicare, Inc.                                         6,780          162
Pharmaceutical Product Development, Inc.*+            12,350          361
Teva Pharmaceutical Industries Ltd.,  ADR              7,140          276
Watson Pharmaceuticals, Inc.*+                         6,450          182
                                                             -------------
                                                                    3,481
                                                             -------------
RESTAURANTS--0.5%
Starbucks Corp.*                                       8,260          168
                                                             -------------
RETAIL--9.6%
Amazon.com, Inc.*+                                    16,710          316
Bed, Bath & Beyond, Inc.*+                            14,220          491
CDW Computer Centers, Inc.*                            9,910          435
Chico's FAS, Inc.*                                    13,190          249
Michaels Stores, Inc.*                                 7,240          227
Panera Bread Co.*                                      5,370          187
Staples, Inc.*                                        23,700          434
The Cheesecake Factory, Inc.*                          7,620          275
Tiffany & Co.+                                        11,230          268
Williams Sonoma, Inc.*+                               15,630          424
                                                             -------------
                                                                    3,306
                                                             -------------
SERVICES - COMMERCIAL--3.8%
Convergys Corp.*                                      16,420          249
Corporate Executive Board Co.*                         4,790          153
FTI Consulting, Inc.*                                  4,780          192
Fiserv, Inc.*                                         14,510          493
Weight Watchers International, Inc.*+                  4,790          220
                                                             -------------
                                                                    1,307
                                                             -------------
TELECOMMUNICATIONS--5.7%
CIENA Corp. *+                                        49,050 $        252
Comverse Technology, Inc.*                            33,700          338
Nextel Communications, Inc.*+                         50,570          584
Nortel Networks Corp.*                               176,670          284
RF Micro Devices, Inc.*+                              14,400          106
Tellabs, Inc.*                                        55,110          401
                                                             -------------
                                                                    1,965
                                                             -------------
THERAPEUTICS--2.8%
Gilead Sciences, Inc.*+                               13,180          448
Scios, Inc.*+                                          9,390          306
Trimeris, Inc.*+                                       4,640          200
                                                             -------------
                                                                      954
                                                             -------------
TRANSPORTATION AND RELATED SERVICES--0.6%
AMR Corp.*                                            32,830          217
                                                             -------------
TOTAL COMMON STOCKS
  (COST $32,998)                                                   33,559
                                                             -------------
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.7%
--------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Tempfund Dollar                         937,831          938
                                                             -------------
  (COST $938)

TOTAL INVESTMENTS--100.2%
  (COST $33,936) (a)                                               34,497

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--40.7%  (COST $14,021)                                14,021

LIABILITIES IN EXCESS OF OTHER
  ASSETS--(40.9%)                                                 (14,094)
                                                             -------------
NET ASSETS APPLICABLE TO 8,113,629
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                               $     34,424
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       4.24
                                                             =============

* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $34,556,925. Net unrealized depreciation was ($60,233). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,833,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,893,972).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE MID CAP VALUE FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--95.0%
--------------------------------------------------------------------------
AUTOMOBILES & RELATED--4.2%
Autonation, Inc.*+                                   129,400 $      1,625
Lear Corp.*+                                          24,500          815
                                                             -------------
                                                                    2,440
                                                             -------------
BANKING--9.0%
City National Corp.+                                  20,100          884
Comerica, Inc.+                                       14,500          627
IndyMac Mortgage Holdings, Inc.*+                     48,800          902
North Fork Bancorp, Inc.+                             25,400          857
SouthTrust Corp.                                      35,200          875
TCF Financial Corp.                                   24,800        1,084
                                                             -------------
                                                                    5,229
                                                             -------------
BEVERAGES--1.5%
Constellation Brands, Inc.*                           37,000          877
                                                             -------------
BROADCAST/MEDIA--0.6%
Belo Corp.                                            15,200          324
                                                             -------------
BUILDING PRODUCTS & SUPPLIES--2.0%
American Standard Cos., Inc.*                         12,200          868
Vulcan Materials Co.+                                  7,800          292
                                                             -------------
                                                                    1,160
                                                             -------------
COMPUTER SERVICES & SOFTWARE--3.0%
Computer Associates International, Inc.+              67,900          917
Fair, Isaac & Co., Inc.+                              19,200          820
                                                             -------------
                                                                    1,737
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--1.0%
Pitney Bowes, Inc.                                    17,600          575
                                                             -------------
CONSUMER PRODUCTS--1.3%
Brunswick Corp.+                                      37,600          747
                                                             -------------
DISTRIBUTION SERVICES--1.2%
Tech Data Corp.*+                                     26,200          706
                                                             -------------
ENERGY RESOURCES & SERVICES--6.3%
Energy East Corp.+                                    13,400          296
Entergy Corp.                                          6,600          301
Equitable Resources, Inc.                             21,900          767
Exelon Corp.                                          20,250        1,069
FPL Group, Inc.+                                       8,100          487
Pepco Holdings, Inc.                                  23,100          448
PPL Corp.                                              9,600          333
                                                             -------------
                                                                    3,701
                                                             -------------
ENTERTAINMENT & LEISURE--0.2%
Regal Entertainment Group                              6,900          148
                                                             -------------
FINANCE--5.7%
Ambac Financial Group, Inc.                           17,600          990
Federated Investors, Inc.                             35,100          890
GreenPoint Financial Corp.                            20,100          908
Lehman Brothers Holdings, Inc.                         9,800          522
                                                             -------------
                                                                    3,310
                                                             -------------
FOOD AND BEVERAGES--1.7%
Archer-Daniels-Midland Co.                            11,900          148
Dean Foods, Inc.*+                                    22,900          850
                                                             -------------
                                                                      998
                                                             -------------
HEALTHCARE--0.9%
Tenet Healthcare Corp.*                               33,600          551
                                                             -------------
HUMAN RESOURCES--2.4%
Manpower, Inc.+                                      44,600  $      1,423
                                                             -------------
INSTRUMENTS - CONTROLS--2.0%
Johnson Controls, Inc.                                7,000           561
Mettler-Toledo International, Inc.*                  19,300           619
                                                             -------------
                                                                    1,180
                                                             -------------
INSURANCE--13.1%
Anthem, Inc.*+                                       18,900         1,189
Loews Corp.                                          14,900           662
PartnerRe Ltd.                                       22,600         1,171
Principal Financial Group, Inc.+                     27,400           826
Radian Group, Inc.                                   25,100           932
RenaissanceRe Holdings Ltd.+                         22,100           875
The PMI Group, Inc.                                  29,000           871
XL Capital Ltd.+                                     14,200         1,097
                                                             -------------
                                                                    7,623
                                                             -------------
MACHINERY--1.5%
SPX Corp.*+                                          22,800           854
                                                             -------------
MEDICAL--2.0%
Triad Hospital, Inc.*                                14,900           444
Wellchoice, Inc.*+                                   29,600           709
                                                             -------------
                                                                    1,153
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--5.5%
DaVita, Inc.*                                        50,000         1,234
Laboratory Corp. of America Holdings*                24,500           569
Lincare Holdings, Inc.*+                             30,500           964
Universal Health Services, Inc.*                      9,500           428
                                                             -------------
                                                                    3,195
                                                             -------------
OIL & GAS--8.6%
Apache Corp.+                                        11,960           682
Noble Corp.*                                         15,400           541
Ocean Energy, Inc.                                   29,200           583
Patterson-Uti Energy, Inc.*+                         16,000           483
Pioneer Natural Resources Co.*                       22,600           571
Sunoco, Inc.                                         27,100           899
Talisman Energy, Inc.                                19,400           702
XTO Energy, Inc.+                                    23,050           569
                                                             -------------
                                                                    5,030
                                                             -------------
PHARMACEUTICALS--2.0%
Omnicare, Inc.                                       49,600         1,182
                                                             -------------
PRINTING & PUBLISHING--1.5%
Valassis Communications, Inc.*                       30,800           906
                                                             -------------
RESTAURANTS--1.3%
Brinker International, Inc.*+                        23,700           764
                                                             -------------
RETAIL--8.6%
BJ's Wholesale Club, Inc.*+                          23,200           425
Foot Locker, Inc.*+                                 100,500         1,055
Liz Claiborne, Inc.+                                 33,400           990
May Department Stores Co.+                           25,000           575
Office Depot, Inc.*                                  61,900           914
Payless ShoeSource, Inc.*                            20,300         1,045
                                                             -------------
                                                                    5,004
                                                             -------------

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
SERVICES - COMMERCIAL--1.9%
Viad Corp.                                            49,600 $      1,109
                                                             -------------
TELECOMMUNICATIONS--0.5%
Harris Corporation                                    11,400          300
                                                             -------------
TEXTILES--1.9%
Mohawk Industries, Inc.*+                             19,100        1,088
                                                             -------------
TRANSPORTATION AND RELATED SERVICES--3.6%
Canadian National Railway Co.                         18,300          761
CSX Corp.                                             27,400          776
Teekay Shipping Corp.                                 13,900          565
                                                             -------------
                                                                    2,102
                                                             -------------
TOTAL COMMON STOCKS
(COST $57,865)                                                     55,416
                                                             -------------
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.8%
--------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Fed Fund                              1,096,226        1,096
BlackRock Provident Institutional
     Funds - T-Fund                                1,096,226        1,096
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $2,192)                                                    2,192
                                                             -------------
TOTAL INVESTMENTS--98.8%
(COST $60,057) (a)                                                 57,608

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR LOANED SECURITIES
(SEE NOTE 8)--38.8% (COST $22,632)                                 22,632

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(37.6%)                                        (21,910)
                                                             -------------
NET ASSETS APPLICABLE TO 5,984,970
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                             $     58,330
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       9.75
                                                             =============

-------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially on loan at December 31, 2002.

(a) At December 31, 2002, the cost for Federal income tax purposes was $60,356,940. Net unrealized depreciation was ($2,748,669). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,895,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,644,013).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE LARGE CAP GROWTH FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--95.7%
--------------------------------------------------------------------------
ADVERTISING--1.4%
Omnicom Group, Inc.                                      700 $         45
TMP Worldwide, Inc.*                                   2,400           27
                                                             -------------
                                                                       72
                                                             -------------
AEROSPACE & DEFENSE--3.4%
Boeing Co.                                             2,400           79
United Technologies Corp.                              1,500           93
                                                             -------------
                                                                      172
                                                             -------------
AUTOMOBILES & RELATED--2.3%
Action Performance Cos., Inc.                          2,300           44
B.F. Goodrich Co.                                        900           16
Delphi Automotive Systems Corp.                        4,900           39
Group 1 Automotive, Inc.*                                800           19
                                                             -------------
                                                                      118
                                                             -------------
BANKING--3.6%
Bank of New York Co., Inc.                             2,500           60
Bank One Corp.                                           500           18
Fifth Third Bancorp.                                     930           54
Wells Fargo & Co.                                      1,100           52
                                                             -------------
                                                                      184
                                                             -------------
BROADCAST/MEDIA--1.1%
Clear Channel Communications, Inc.*                      700           26
Comcast Corp.-Class A*                                   517           12
Univision Communications, Inc.*                          715           17
                                                             -------------
                                                                       55
                                                             -------------
BUILDING & REAL ESTATE--0.8%
DR. Horton, Inc.                                       2,400           42
                                                             -------------
CHEMICALS--1.6%
Dow Chemical Co.                                       2,700           80
                                                             -------------
COMPUTER - NETWORK PRODUCTS & SERVICES--1.3%
Cisco Systems, Inc.*                                   2,400           31
Electronic Data Systems Corp.                          1,119           21
Oracle Corp.*                                          1,200           13
                                                             -------------
                                                                       65
                                                             -------------
COMPUTER SERVICES & SOFTWARE--4.2%
Automatic Data Processing, Inc.                        1,600           63
Computer Associates International, Inc.                  400            5
Computer Sciences Corp.*                                 600           21
Microsoft Corp.*                                       2,400          124
                                                             -------------
                                                                      213
                                                             -------------
COMPUTERS & OFFICE EQUIPMENT--2.3%
Dell Computer Corp.*                                   1,800           48
Hewlett-Packard Co.                                      800           14
International Business Machines Corp.                    700           54
                                                             -------------
                                                                      116
                                                             -------------
CONSUMER PRODUCTS--2.4%
Cendant Corp.*                                         4,500           47
Philip Morris Cos., Inc.                               1,900           77
                                                             -------------
                                                                      124
                                                             -------------
COSMETICS & TOILETRIES--2.1%
Kimberly-Clark Corp.                                   1,900           90
Procter & Gamble Co.                                     200           17
                                                             -------------
                                                                      107
                                                             -------------
DIVERSIFIED OPERATIONS--3.1%
3M Co.                                                   200 $         25
General Electric Co.                                   5,400          131
                                                             -------------
                                                                      156
                                                             -------------
ELECTRIC PRODUCTS--0.7%
Emerson Electric Co.                                     700           35
                                                             -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.1%
Applied Materials, Inc.*                               2,100           27
Intel Corp.                                            1,700           26
KLA-Tencor Corp.*                                        700           25
Linear Technology Corp.                                  800           21
Novellus Systems, Inc.*                                1,000           28
Xilinx, Inc.*                                          1,500           31
                                                             -------------
                                                                      158
                                                             -------------
ENERGY RESOURCES & SERVICES--1.9%
Ameren Corp.                                             600           25
DTE Energy Co.                                           400           19
Exelon Corp.                                             300           16
Peabody Energy Corp.                                     800           23
TXU Corp.                                                700           13
                                                             -------------
                                                                       96
                                                             -------------
ENTERTAINMENT & LEISURE--0.4%
The Walt Disney Co.                                    1,400           23
                                                             -------------
FINANCE--8.0%
Capital One Financial Corp.                              200            6
CIT Group, Inc.                                        1,000           20
Citigroup, Inc.                                          900           32
Federal Home Loan Mortgage Corp.                       1,130           67
Federal National Mortgage Association                  1,000           64
Goldman Sachs Group, Inc.                                600           41
MBIA, Inc.                                             1,800           79
MBNA Corp.                                             1,000           19
Paychex, Inc.                                          1,000           28
Washington Mutual, Inc.                                1,525           53
                                                             -------------
                                                                      409
                                                             -------------
FOOD AND BEVERAGES--3.0%
Coca-Cola Co.                                          1,800           79
PepsiCo, Inc.                                          1,800           76
                                                             -------------
                                                                      155
                                                             -------------
HEALTHCARE--1.2%
HCA - The Healthcare Corp.*                              700           29
McKesson HBOC, Inc.                                      800           22
Tenet Healthcare Corp.*                                  700           11
                                                             -------------
                                                                       62
                                                             -------------
INSTRUMENTS - CONTROLS--1.2%
Mettler-Toledo International, Inc.*                    1,200           38
Waters Corp.*                                          1,000           22
                                                             -------------
                                                                       60
                                                             -------------
INSURANCE--6.0%
AFLAC, Inc.                                              100            3
American International Group, Inc.                     1,200           69
Check Point Software Technologies Ltd. *               2,500           32

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Expeditors International of Washington, Inc.           1,400 $         46
Gallagher (Arthur J.) & Co.                              500           15
Hartford Financial Services Group, Inc.                1,100           50
Marsh & McLennan Cos., Inc.                              600           28
Phoenix Companies, Inc.                                3,500           27
The PMI Group, Inc.                                    1,200           36
                                                             -------------
                                                                      306
                                                             -------------
MEDICAL--1.9%
Barr Laboratories, Inc.*                                 400           26
IVAX Corp.*                                              400            5
Triad Hospital, Inc.*                                  2,200           66
                                                             -------------
                                                                       97
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--3.4%
Amgen, Inc.*                                           1,200           58
Baxter International, Inc.                             1,400           39
Genentech, Inc.*                                         900           30
Guidant Corp.*                                           600           18
Medtronic, Inc.                                          600           27
                                                             -------------
                                                                      172
                                                             -------------
OIL & GAS--2.1%
Anadarko Petroleum Corp.                                 700           34
Exxon Mobil Corp.                                        850           30
Royal Dutch Petroleum Co. ADR                            400           18
Schlumberger Ltd.                                        600           25
                                                             -------------
                                                                      107
                                                             -------------
PAPER AND RELATED PRODUCTS--0.3%
Georgia-Pacific Group                                    800           13
                                                             -------------
PHARMACEUTICALS--14.4%
Abbott Laboratories                                    1,500           60
Allergan, Inc.                                         1,200           69
Amerisourcebergen Corp.                                1,300           71
Andrx Group*                                           1,900           28
Bristol-Myers Squibb Co.                               2,200           51
Eli Lilly & Co.                                          600           38
Johnson & Johnson                                      1,300           70
King Pharmaceuticals, Inc.*                            3,600           62
Pfizer, Inc.                                           4,100          125
Pharmacia Corp.                                          900           38
Shire Pharmaceuticals Group*                           2,200           42
Watson Pharmaceuticals, Inc.*                            500           14
Wyeth                                                  1,700           64
                                                             -------------
                                                                      732
                                                             -------------
RENTAL AUTO - EQUIPMENT.--0.6%
Rent-A-Center, Inc.*                                     600           30
                                                             -------------
RESTAURANTS--2.2%
Darden Restaurants, Inc.                                 500           10
Jack in the Box, Inc.*                                 1,700           29
McDonald's Corp.                                       4,600           74
                                                             -------------
                                                                      113
                                                             -------------
RETAIL--10.8%
AutoZone, Inc.*                                          500           35
Barnes & Noble, Inc.*                                  1,900           34
Best Buy Co., Inc.*                                    2,300           56
Dollar Tree Stores, Inc.*                              1,400           34
Family Dollar Stores, Inc.                             1,600           50
Federated Department Stores, Inc.*                     1,200           34
Home Depot, Inc.                                       2,400 $         57
Kroger Co.*                                            1,800           28
Target Corp.                                           1,700           51
Tiffany & Co.                                          1,500           36
Tuesday Morning Corp.*                                 2,200           38
Wal-Mart Stores, Inc.                                  1,900           96
                                                             -------------
                                                                      549
                                                             -------------
SERVICES - COMMERCIAL--0.6%
Concord EFS, Inc.*                                     1,900           30
                                                             -------------
Telecommunications--3.5%
Amdocs Ltd.*                                           1,500           15
AT&T Corp.                                               100            3
BellSouth Corp.                                        1,400           36
Cox Communications, Inc.*                                700           20
Nokia Corp. ADR                                          800           12
QUALCOMM, Inc.*                                          500           18
SBC Communications, Inc.                               1,700           46
Sprint Corp.                                           1,900           28
                                                             -------------
                                                                      178
                                                             -------------
TOBACCO--0.3%
Loews Group - Carolina Group                             900           18
                                                             -------------
TRANSPORTATION SERVICES--0.5%
United Parcel Services, Inc.                             400           25
                                                             -------------
TOTAL COMMON STOCK
COST ($5,290)                                                       4,872
                                                             -------------
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.9%
--------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 201,547          202
BlackRock Provident Institutional
    Funds - TempFund                                 201,550          202
                                                             -------------
TOTAL SHORT TERM INVESTMENTS
(COST $404)                                                           404
                                                             -------------
TOTAL INVESTMENTS--103.6%
 (COST $5,694)(a)                                                   5,276

LIABILITIES IN EXCESS
   OF OTHER ASSETS --- (3.6%)                                        (186)
                                                             -------------
NET ASSETS APPLICABLE TO 605,055
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100%                             $      5,090
                                                             =============
NET ASSET VALUE OFFERING AND
REDEMPTION PRICE PER SHARE                                   $       8.41
                                                             =============

---------------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2002, the cost for Federal income tax purposes was $5,721,259 Net unrealized depreciation was ($444,876). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $111,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($556,182).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE STRATEGIC VALUE FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS--93.3%
--------------------------------------------------------------------------
AGRICULTURAL PRODUCTS--3.4%
IMC Global, Inc.                                      13,800 $        147
Monsanto Co.                                           5,400          104
                                                             -------------
                                                                      251
                                                             -------------
AUTOMOBILES & RELATED--4.7%
Cummins Engine Co., Inc.                               1,500           42
Dana Corp.                                            10,500          123
Genuine Parts Co.                                      6,000          185
                                                             -------------
                                                                      350
                                                             -------------
CHEMICALS--4.1%
Crompton Corp.                                        14,600           87
Eastman Chemical Co.                                   4,000          147
Solutia, Inc.                                         19,800           72
                                                             -------------
                                                                      306
                                                             -------------
COMPUTER SERVICES & SOFTWARE--1.5%
Sybase, Inc.*                                          8,200          110
                                                             -------------
CONSUMER PRODUCTS--1.7%
Newell Rubbermaid, Inc.                                4,200          127
                                                             -------------
CONTAINERS--4.6%
Ball Corp.                                             3,300          169
Pactiv Corp.*                                          7,900          173
                                                             -------------
                                                                      342
                                                             -------------
DIVERSIFIED OPERATIONS--1.5%
Leggett & Platt, Inc.                                  5,100          114
                                                             -------------
ELECTRICAL EQUIPMENT--2.5%
Hubbell, Inc., Class B                                 5,300          186
                                                             -------------
ENERGY RESOURCES & SERVICES--5.7%
Ameren Corp.                                           3,800          158
CMS Energy Corp.                                      13,800          130
Northeast Utilities                                    8,800          133
                                                             -------------
                                                                      421
                                                             -------------
FOOD & BEVERAGES--1.9%
Archer-Daniels-Midland Co.                            11,200          139
                                                             -------------
HEALTHCARE--2.3%
Health Net, Inc.*                                      6,400          169
                                                             -------------
HOTELS & GAMING--1.5%
Park Place Entertainment Corp.*                       12,900          108
                                                             -------------
HOTELS & RESORTS--1.4%
Host Marriott Corp.*                                  12,100          107
                                                             -------------
INSURANCE--11.6%
Aetna, Inc.                                            1,500           62
Everest RE Group Ltd.                                  2,800          155
PartnerRe Ltd.                                         3,600          187
SAFECO Corp.                                           5,300          184
St. Paul Cos., Inc.                                    1,700           58
Transatlantic Holdings, Inc.                             500           33
XL Capital Ltd.                                        2,300          178
                                                             -------------
                                                                      857
                                                             -------------
MACHINERY--3.6%
CNH Global N.V.                                       21,200 $         81
Snap-On, Inc.                                          6,600          185
                                                             -------------
                                                                      266
                                                             -------------
MANUFACTURING--1.2%
Tommy Hilfiger Corp.*                                 12,400           86
                                                             -------------
MEDICAL SERVICES & EQUIPMENT--3.6%
Boston Scientific Corp.*                               2,800          119
Mylan Laboratories, Inc.                               4,200          147
                                                             -------------
                                                                      266
                                                             -------------
MEDICAL SUPPLIES--1.3%
Bausch & Lomb, Inc.                                    2,600           94
                                                             -------------
METAL COMPONENTS & PRODUCTS--1.7%
Timken Co.                                             6,600          126
                                                             -------------
MINING - GOLD--2.0%
Potash Corp. of Saskatchewan, Inc.                     2,300          146
                                                             -------------
OIL & GAS--10.6%
EOG Resources, Inc.                                    4,300          172
Halliburton Co.                                       11,000          206
Kerr-McGee Corp.                                       3,400          151
Pride International, Inc.*                            10,500          156
Southwest Gas Corp.                                    4,500          105
                                                             -------------
                                                                      790
                                                             -------------
PAPER & RELATED PRODUCTS--3.5%
Georgia-Pacific Group                                 10,500          170
Meadwestavco Corp.                                     3,800           94
                                                             -------------
                                                                      264
                                                             -------------
PHARMACEUTICALS--2.2%
Caremark Rx, Inc.*                                    10,200          166
                                                             -------------
REAL ESTATE--1.6%
Healthcare Realty Trust, Inc.                          4,100          120
                                                             -------------
RESTAURANTS--2.4%
CBRL Group, Inc.                                       5,400          163
Jack in the Box, Inc.*                                   900           16
                                                             -------------
                                                                      179
RETAIL--10.1%
Albertson's, Inc.                                      3,100           69
Big Lots, Inc.*                                       11,400          151
Foot Locker, Inc.*                                    14,900          156
Office Depot, Inc.*                                    6,800          100
Payless ShoeSource, Inc.*                              2,600          134
Penney (J.C.) Co., Inc.                                6,000          138
                                                             -------------
                                                                      748
                                                             -------------
WHOLESALE DISTRIBUTOR--1.1%
Grainger (W.W.), Inc.                                  1,600           82
                                                             -------------
TOTAL COMMON STOCKS
  (COST $7,357)                                                     6,920
                                                             -------------

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.1%
--------------------------------------------------------------------------
BlackRock Provident Institutional Funds
     Funds - TempCash                                224,876 $        225
BlackRock Provident Institutional Funds
     Funds - TempFund                                224,875          225
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $450)                                                         450
                                                             -------------
TOTAL INVESTMENTS--99.4%
  (COST $7,807)(a)                                                  7,370

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.6%                                                 47
                                                             -------------
NET ASSETS APPLICABLE TO 868,295
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                               $      7,417
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       8.54
                                                             =============

------------------------------------------------
* Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $7,869,695. Net unrealized depreciation was ($499,720). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $213,427 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($713,147).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2002
THE REIT FUND

                                                  NUMBER OF     VALUE
                                                    SHARES      (000)
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--95.4%
--------------------------------------------------------------------------
APARTMENTS--14.7%
Amli Residential Properties Trust                      2,790 $         59
Apartment Investment & Management Co.                  9,500          356
Avalonbay Communities, Inc.                            4,900          192
Summit Properties, Inc.                                3,600           64
United Dominion Realty Trust, Inc.                     8,452          138
                                                             -------------
                                                                      809
                                                             -------------
DIVERSIFIED--9.4%
Catellus Development Corp.*                           14,475          287
Entertainment Properties Trust                         1,200           28
Vornado Realty Trust                                   5,400          201
                                                             -------------
                                                                      516
                                                             -------------
HOTELS & RESORTS--11.8%
Extended Stay America, Inc.*                           7,000          103
Innkeepers USA Trust                                   4,950           38
Lasalle Hotel Properties                               8,452          118
Prime Hospitality Corp.*                               3,200           26
Starwood Hotels & Resorts Worldwide, Inc.             14,400          342
Winston Hotels, Inc.                                   3,000           23
                                                             -------------
                                                                      650
                                                             -------------
INDUSTRIAL--9.0%
First Industrial Realty Trust, Inc.                      900           25
Prologis                                               9,200          231
PS Business Parks, Inc.                                7,500          239
                                                             -------------
                                                                      495
                                                             -------------
LOCAL RETAIL--8.1%
Center Trust, Inc.                                     2,590           20
Developers Diversified Realty Corp.                    9,300          205
IRT Property Co.                                       1,940           23
Pan Pacific Realty                                     3,900          143
Ramco-Gershensson Properties Trust                     2,790           55
                                                             -------------
                                                                      446
                                                             -------------
MANUFACTURED HOUSING--2.7%
Sun Communities, Inc.                                  4,115          151
                                                             -------------
OFFICE PROPERTY--21.8%
Boston Properties, Inc.                                6,540          241
CarrAmerica Realty Corp.                               9,025          226
Equity Office Properties Trust                         9,000          225
Highwoods Properties, Inc.                             8,665          192
Kilroy Realty Corp.                                    4,400          101
Koger Equity, Inc.                                     2,100           33
SL Green Realty Corp.                                  2,400           76
Trizec Properties, Inc.                               11,215          105
                                                             -------------
                                                                    1,199
                                                             -------------
REGIONAL MALLS--15.3%
General Growth Properties, Inc.                        4,900 $        255
Macerich Co.                                           5,100          157
Rouse Co.                                              7,800          247
Taubman Centers, Inc.                                 11,284          183
                                                             -------------
                                                                      842
                                                             -------------
STORAGE--2.6%
Public Storage, Inc.                                   4,415          143
                                                             -------------
TOTAL REAL ESTATE INVESTMENT
TRUSTS (REITS) (COST $5,492)                                        5,251
                                                             -------------
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.2%
--------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                  61,870           62
BlackRock Provident Institutional
    Funds - TempFund                                  61,870           62
                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $124)                                                          124
                                                             -------------
TOTAL INVESTMENTS--97.6%
(COST $5,616)(a)                                                    5,375

OTHER ASSETS IN EXCESS OF
LIABILITIES--2.4%                                                     132
                                                             -------------
NET ASSETS APPLICABLE TO 612,156
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                              $      5,507
                                                             =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                 $       9.00
                                                             =============

------------------------------------------------
*Non-Income Producing Security

(a) At December 31, 2002, the cost for Federal income tax purposes was $5,688,185. Net unrealized depreciation was ($313,278). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $97,742 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($411,020).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                    MONEY     QUALITY   HIGH YIELD
                                                                   MARKET       BOND       BOND
ASSETS:                                                             FUND        FUND       FUND
                                                                  ---------  ---------  ----------
Investments at value                                              $ 153,876  $ 193,828    $ 61,660
Securities lending collateral                                             -          -           -
Interest, dividends and reclaims receivable                           1,264      1,159       1,425
Receivable for investment securities sold                                 -     19,845           -
Receivable for capital stock sold                                         -        300         207
Other assets                                                              5          5           2
                                                                  ---------  ---------  ----------
          Total Assets                                              155,145    215,137      63,294
                                                                  ---------  ---------  ----------

LIABILITIES:

Obligation to return securities lending collateral                        -          -           -
Payable for investment securities purchased                           5,467     58,790           -
Payable for capital stock redeemed                                        -         17          17
Dividends payable                                                       143          -           -
Payable to the investment adviser                                        23         43          27
Payable to The Penn Mutual Life Insurance Co                             57         57          23
Net unrealized depreciation of forward foreign currency contracts         -          -           -
Other liabilities                                                        26         24          15
                                                                  ---------  ---------  ----------
       Total Liabilities                                              5,716     58,931          82
                                                                  ---------  ---------  ----------
NET ASSETS                                                        $ 149,429  $ 156,206    $ 63,212
                                                                  =========  =========  ==========

 Investments at cost                                              $ 153,876  $ 191,994    $ 66,589

                                                                   GROWTH   LARGE CAP   FLEXIBLY  INTERNATIONAL  SMALL CAP  EMERGING
                                                                   EQUITY     VALUE     MANAGED      EQUITY        VALUE     GROWTH
ASSETS:                                                             FUND      FUND        FUND        FUND         FUND       FUND
                                                                  --------  ---------  ---------  -------------  ---------  --------
Investments at value                                              $ 88,310  $ 189,264  $ 525,804     $ 105,213    $ 77,733  $ 77,535
Securities lending collateral                                            -          -          -         6,921       2,227    21,938
Interest, dividends and reclaims receivable                            111        390      2,646           330          49        11
Receivable for investment securities sold                           13,176        170          -             -         591       279
Receivable for capital stock sold                                    1,525         91        287           197          41        60
Other assets                                                            28         19         38            67           4         5
                                                                  --------  ---------  ---------  -------------  ---------  --------
          Total Assets                                             103,150    189,934    528,775       112,728      80,645    99,828
                                                                  --------  ---------  ---------  -------------  ---------  --------

LIABILITIES:

Obligation to return securities lending collateral                       -          -          -         6,921       2,227    21,938
Payable for investment securities purchased                            616        944      1,306             -         362     2,938
Payable for capital stock redeemed                                      14        545        334             -         468       186
Dividends payable                                                        -          -          -             -           -         -
Payable to the investment adviser                                       50         97        269            75          53        47
Payable to The Penn Mutual Life Insurance Co                            35         71        194            39          28        25
Net unrealized depreciation of forward foreign currency contracts        -          -          -           987           -         -
Other liabilities                                                       17         31        103            61          16        13
                                                                  --------  ---------  ---------  -------------  ---------  --------
       Total Liabilities                                               732      1,688      2,206         8,083       3,154    25,147
                                                                  --------  ---------  ---------  -------------  ---------  --------
NET ASSETS                                                        $102,418  $ 188,246  $ 526,569     $ 104,645    $ 77,491  $ 74,681
                                                                  ========  =========  =========  =============  =========  ========

 Investments at cost                                              $ 93,261  $ 201,756  $ 488,272     $ 107,107    $ 93,832  $ 76,784

                                                    LIMITED
                                                    MATURITY    CORE      INDEX     MID CAP   MID CAP  LARGE CAP  STRATEGIC
                                                      BOND     EQUITY       500      GROWTH    VALUE    GROWTH     VALUE      REIT
ASSETS:                                               FUND      FUND*      FUND       FUND     FUND      FUND+      FUND+     FUND+
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
Investments at value                                $ 43,787  $ 11,127  $ 173,955  $ 34,497  $ 57,608    $ 5,276    $ 7,370  $ 5,375
Securities lending collateral                              -         -          -    14,021    22,632          -          -        -
Cash                                                       -         -          -         -         -          -          -        1
Interest, dividends and reclaims receivable              289        12        264        14        31          9          9       35
Receivable for investment securities sold              7,330       268         25       304       603         15          -       38
Receivable for capital stock sold                        160         3        415        30       129         40         67       47
Futures receivable                                         -         -         14         -         -          -          -        -
Other assets                                               1         -         12         9        22         31         28       24
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
          Total Assets                                51,567    11,410    174,685    48,875    81,025      5,371      7,474    5,520
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------

LIABILITIES:

Obligation to return securities lending collateral         -         -          -    14,021    22,632          -          -        -
Payable for investment securities purchased            8,587         -          -       366         -        262         34        7
Payable for capital stock redeemed                         5         1        188        28         2         17          9        1
Payable to the investment adviser                         11         5         11        21        27          2          4        3
Payable to The Penn Mutual Life Insurance Co              15         4         26         8        22          -          -        2
Other liabilities                                          8         3         31         7        12          -         10        -
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
       Total Liabilities                               8,626        13        256    14,451    22,695        281         57       13
                                                    --------  --------  ---------  --------  --------  ---------  ---------  -------
NET ASSETS                                          $ 42,941  $ 11,397  $ 174,429  $ 34,424  $ 58,330    $ 5,090    $ 7,417  $ 5,507
                                                    ========  ========  =========  ========  ========  =========  =========  =======

 Investments at cost                                $ 43,045  $ 11,663  $ 260,681  $ 33,936  $ 60,057    $ 5,694    $ 7,807  $ 5,616

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     107/108

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                                         HIGH
                                                                                       MONEY  QUALITY   YIELD    GROWTH   LARGE CAP
                                                                                      MARKET   BOND      BOND    EQUITY     VALUE
                                                                                       FUND    FUND      FUND     FUND       FUND
                                                                                     -------  -------  -------  --------  ---------
INVESTMENT INCOME:
Dividends                                                                            $     -  $     -  $   371  $    799  $   4,987
Interest                                                                               2,897    6,862    6,106       133        155
Foreign tax withheld                                                                       -        -        -         -        (20)
                                                                                     -------  -------  -------  --------  ---------
       Total investment income                                                         2,897    6,862    6,477       932      5,122
                                                                                     -------  -------  -------  --------  ---------

EXPENSES:
Investment advisory fees                                                                 258      478      320       897      1,300
Administration fees                                                                      208      214       96       213        325
Accounting fees                                                                           94       96       48        95        133
Custodian fees and expenses                                                               28       29       17        25         38
Other expenses                                                                            69       66       48        85        106
                                                                                     -------  -------  -------  --------  ---------
       Total expenses                                                                    657      883      529     1,315      1,902
       Less: Expense waivers                                                               -        -        -        14          3
       Less: Fees paid indirectly                                                          -        -        -        73         53
                                                                                     -------  -------  -------  --------  ---------
             Net expenses                                                                657      883      529     1,228      1,846
                                                                                     -------  -------  -------  --------  ---------
NET INVESTMENT INCOME (LOSS)                                                           2,240    5,979    5,948      (296)     3,276
                                                                                     -------  -------  -------  --------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                    2    1,199   (3,303)  (42,772)   (12,817)
    Net realized foreign exchange loss                                                     -        -       (3)        -          -
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                        -      382     (479)  (16,678)   (26,118)
    Net increase from payments made by affiliates for investment transaction losses        -        -        -         -          -
                                                                                     -------  -------  -------  --------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                     2    1,581   (3,785)  (59,450)   (38,935)
                                                                                     -------  -------  -------  --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $ 2,242  $ 7,560  $ 2,163  $(59,746) $ (35,659)
                                                                                     =======  =======  =======  ========  =========

                                                                                      FLEXIBLY  INTERNATIONAL  SMALL CAP   EMERGING
                                                                                       MANAGED     EQUITY        VALUE      GROWTH
                                                                                         FUND       FUND         FUND        FUND
                                                                                      --------  -------------  ---------  ---------
INVESTMENT INCOME:
Dividends                                                                             $ 11,005      $  3,334    $    583  $      27
Interest                                                                                 7,692            93          99        150
Foreign tax withheld                                                                       (59)         (432)         (8)         -
                                                                                      --------  ------------   ---------  ---------
       Total investment income                                                          18,638         2,995         674        177
                                                                                      --------  ------------   ---------  ---------

EXPENSES:
Investment advisory fees                                                                 3,229         1,002         752        721
Administration fees                                                                        807           177         133        147
Accounting fees                                                                            246            96          66         71
Custodian fees and expenses                                                                 73           107          25         40
Other expenses                                                                             232            67          49         59
                                                                                      --------  ------------   ---------  ---------
       Total expenses                                                                    4,587         1,449       1,025      1,038
       Less: Expense waivers                                                                 -             -          13         11
       Less: Fees paid indirectly                                                           55            51           -          -
                                                                                      --------  ------------   ---------  ---------
             Net expenses                                                                4,532         1,398       1,012      1,027
                                                                                      --------  ------------   ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                            14,106         1,597        (338)      (850)
                                                                                      --------  ------------   ---------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                 23,104       (11,523)      5,283    (34,963)
    Net realized foreign exchange loss                                                       -        (1,032)          -          -
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                    (36,712)        1,007     (22,289)   (22,012)
    Net increase from payments made by affiliates for investment transaction losses        453             -           -          -
                                                                                      --------  ------------   ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 (13,155)      (11,548)    (17,006)   (56,975)
                                                                                      --------  ------------   ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    $    951      $ (9,951)   $(17,344) $ (57,825)
                                                                                      ========  ============   =========  =========

                                                                                   LIMITED
                                                                                  MATURITY      CORE      INDEX     MID CAP
                                                                                    BOND       EQUITY      500      GROWTH
                                                                                    FUND        FUND*      FUND      FUND
                                                                                  ---------  ---------  ---------  ---------
INVESTMENT INCOME:
Dividends                                                                          $     -   $    213   $  2,883   $     86
Interest                                                                             1,104         14        167         35
Foreign tax withheld                                                                     -          -         (8)         -
                                                                                  ---------  ---------  ---------  ---------
       Total investment income                                                       1,104        227      3,042        121
                                                                                  ---------  ---------  ---------  ---------

EXPENSES:
Investment advisory fees                                                                87         78        133        270
Administration fees                                                                     44         23        285         58
Accounting fees                                                                         28         27        120         30
Custodian fees and expenses                                                             10          4         40         27
Other expenses                                                                          15         12        103         21
                                                                                  ---------  ---------  ---------  ---------
       Total expenses                                                                  184        144        681        406
       Less: Expense waivers                                                             1          2        206         23
       Less: Fees paid indirectly                                                        -          -          -         43
                                                                                  ---------  ---------  ---------  ---------
             Net expenses                                                              183        142        475        340
                                                                                  ---------  ---------  ---------  ---------
NET INVESTMENT INCOME (LOSS)                                                           921         85      2,567       (219)
                                                                                  ---------  ---------  ---------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                                246     (2,747)   (10,884)   (10,482)
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                    582     (1,546)   (40,699)    (4,996)
                                                                                  ---------  ---------  ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 828     (4,293)   (51,583)   (15,478)
                                                                                  ---------  ---------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 $ 1,749   $ (4,208)  $(49,016)  $(15,697)
                                                                                  =========  =========  =========  =========

                                                                                   MID CAP    LARGE CAP  STRATEGIC
                                                                                    VALUE      GROWTH      VALUE      REIT
                                                                                    FUND       FUND+       FUND+      FUND+
                                                                                  ---------  ----------  ---------  -------
INVESTMENT INCOME:
Dividends                                                                         $    770      $   39     $   66   $  175
Interest                                                                                73           4          4        2
Foreign tax withheld                                                                    (2)          -          -        -
                                                                                  ---------  ----------  ---------  -------
       Total investment income                                                         841          43         70      177
                                                                                  ---------  ----------  ---------  -------

EXPENSES:
Investment advisory fees                                                               356          14         25       19
Administration fees                                                                     97           4          5        4
Accounting fees                                                                         49           5          5        5
Custodian fees and expenses                                                             17           6         11        7
Other expenses                                                                          29          24         30       26
                                                                                  ---------  ----------  ---------  -------
       Total expenses                                                                  548          53         76       61
       Less: Expense waivers                                                             -          28         34       28
       Less: Fees paid indirectly                                                       62           -          -        -
                                                                                  ---------  ----------  ---------  -------
             Net expenses                                                              486          25         42       33
                                                                                  ---------  ----------  ---------  -------
NET INVESTMENT INCOME (LOSS)                                                           355          18         28      144
                                                                                  ---------  ----------  ---------  -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions                             (1,029)       (167)      (144)    (119)
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items                                 (6,156)       (418)      (437)    (241)
                                                                                  ---------  ----------  ---------  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                              (7,185)       (585)      (581)    (360)
                                                                                  ---------  ----------  ---------  -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                $ (6,830)     $ (567)    $ (553)  $ (216)
                                                                                  =========  ==========  =========  =======

* Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
  Fund
+ For the period from May 1, 2002, (commencement of operations) through December
  31, 2002.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     109/110

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)


                                                                                         MONEY MARKET FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   2,240       $   4,341
Net realized gain (loss) on investment transactions                                            2               4
Net realized foreign exchange loss                                                             -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                              -               -
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      2,242           4,345
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (2,240)         (4,341)
Net realized capital gains                                                                     -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                 (2,240)         (4,341)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                  21,019          34,359
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         21,019          34,359
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  21,021          34,363

NET ASSETS, beginning of year                                                            128,408          94,045
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 149,429       $ 128,408
                                                                                    =============   =============

                                                                                          QUALITY BOND FUND
                                                                                    ------------------------------
                                                                                        YEAR             YEAR
                                                                                        ENDED           ENDED
                                                                                    DECEMBER 31,     DECEMBER 31,
                                                                                        2002             2001
                                                                                    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                            $   5,979       $   6,079
Net realized gain (loss) on investment transactions                                         1,199           3,800
Net realized foreign exchange loss                                                              -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                             382            (304)
                                                                                    --------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       7,560           9,575
                                                                                    --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (6,004)         (6,042)
Net realized capital gains                                                                   (220)         (4,124)
                                                                                    --------------   -------------
      TOTAL DISTRIBUTIONS                                                                  (6,224)        (10,166)
                                                                                    --------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                   31,301          28,087
                                                                                    --------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          31,301          28,087
                                                                                    --------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                   32,637          27,496

NET ASSETS, beginning of year                                                             123,569          96,073
                                                                                    --------------   -------------

NET ASSETS, END OF YEAR                                                                 $ 156,206       $ 123,569
                                                                                    ==============   =============

                                                                                       HIGH YIELD BOND FUND
                                                                                    ----------------------------
                                                                                       YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                       2002            2001
                                                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $  5,948        $  6,063
Net realized gain (loss) on investment transactions                                      (3,303)         (5,560)
Net realized foreign exchange loss                                                           (3)            (79)
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                          (479)          3,601
                                                                                    ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     2,163           4,025
                                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                    (6,023)         (5,962)
Net realized capital gains                                                                    -               -
                                                                                    ------------    ------------
      TOTAL DISTRIBUTIONS                                                                (6,023)         (5,962)
                                                                                    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                  6,495          11,364
                                                                                    ------------    ------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         6,495          11,364
                                                                                    ------------    ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  2,635           9,427

NET ASSETS, beginning of year                                                            60,577          51,150
                                                                                    ------------    ------------

NET ASSETS, END OF YEAR                                                                $ 63,212        $ 60,577
                                                                                    ============    ============

                                                                                         GROWTH EQUITY FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $    (296)      $      35
Net realized gain (loss) on investment transactions                                      (42,772)        (83,958)
Net realized foreign exchange loss                                                             -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (16,678)         13,680
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (59,746)        (70,243)
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                          -             (48)
Net realized capital gains                                                                     -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                      -             (48)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions                 (24,532)         40,971
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        (24,532)         40,971
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (84,278)        (29,320)

NET ASSETS, beginning of year                                                            186,696         216,016
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 102,418       $ 186,696
                                                                                    =============   =============

                                                                                        LARGE CAP VALUE FUND
                                                                                    -----------------------------
                                                                                        YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2001
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   3,276       $   3,110
Net realized gain (loss) on investment transactions                                      (12,817)          5,673
Net realized foreign exchange gain (loss)                                                      -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (26,118)        (15,277)
Net increase from payments made by affiliates for investment transaction losses                -               -
                                                                                    -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (35,659)         (6,494)
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (3,237)         (3,126)
Net realized capital gains                                                                (2,806)         (5,962)
Return of capital                                                                              -               -
                                                                                    -------------   -------------
      TOTAL DISTRIBUTIONS                                                                 (6,043)         (9,088)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 (2,580)         26,527
                                                                                    -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (2,580)         26,527
                                                                                    -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (44,282)         10,945

NET ASSETS, beginning of year                                                            232,528         221,583
                                                                                    -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 188,246       $ 232,528
                                                                                    =============   =============

                                                                                       FLEXIBLY MANAGED FUND
                                                                                   ------------------------------
                                                                                       YEAR             YEAR
                                                                                       ENDED           ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                       2002             2001
                                                                                   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $  14,106       $  14,389
Net realized gain (loss) on investment transactions                                       23,104          27,547
Net realized foreign exchange gain (loss)                                                      -            (149)
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        (36,712)          6,077
Net increase from payments made by affiliates for investment transaction losses              453               -
                                                                                   --------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        951          47,864
                                                                                   --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                    (14,599)        (14,011)
Net realized capital gains                                                               (23,254)        (27,939)
Return of capital                                                                              -               -
                                                                                   --------------   -------------
      TOTAL DISTRIBUTIONS                                                                (37,853)        (41,950)
                                                                                   --------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 85,234          39,944
                                                                                   --------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         85,234          39,944
                                                                                   --------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  48,332          45,858

NET ASSETS, beginning of year                                                            478,237         432,379
                                                                                   --------------   -------------

NET ASSETS, END OF YEAR                                                                $ 526,569       $ 478,237
                                                                                   ==============   =============

                                                                                    INTERNATIONAL EQUITY FUND
                                                                                   ----------------------------
                                                                                      YEAR            YEAR
                                                                                      ENDED           ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                      2002            2001
                                                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   1,597       $   1,586
Net realized gain (loss) on investment transactions                                    (11,523)        (24,792)
Net realized foreign exchange gain (loss)                                               (1,032)            805
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                        1,007         (30,898)
Net increase from payments made by affiliates for investment transaction losses              -               -
                                                                                   ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (9,951)        (53,299)
                                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                     (155)         (2,655)
Net realized capital gains                                                                   -               -
Return of capital                                                                            -               -
                                                                                   ------------    ------------
      TOTAL DISTRIBUTIONS                                                                 (155)         (2,655)
                                                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions              (10,198)         18,544
                                                                                   ------------    ------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      (10,198)         18,544
                                                                                   ------------    ------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (20,304)        (37,410)

NET ASSETS, beginning of year                                                          124,949         162,359
                                                                                   ------------    ------------

NET ASSETS, END OF YEAR                                                              $ 104,645       $ 124,949
                                                                                   ============    ============

                                                                                       SMALL CAP VALUE FUND
                                                                                   -----------------------------
                                                                                       YEAR            YEAR
                                                                                      ENDED           ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2002            2001
                                                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $   (338)       $     91
Net realized gain (loss) on investment transactions                                       5,283           2,217
Net realized foreign exchange gain (loss)                                                     -               -
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items                                                       (22,289)          8,821
Net increase from payments made by affiliates for investment transaction losses               -               -
                                                                                   -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (17,344)         11,129
                                                                                   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                         -             (97)
Net realized capital gains                                                               (6,314)         (3,469)
Return of capital                                                                             -               -
                                                                                   -------------   -------------
      TOTAL DISTRIBUTIONS                                                                (6,314)         (3,566)
                                                                                   -------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                14,162          23,747
                                                                                   -------------   -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        14,162          23,747
                                                                                   -------------   -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 (9,496)         31,310

NET ASSETS, beginning of year                                                            86,987          55,677
                                                                                   -------------   -------------

NET ASSETS, END OF YEAR                                                                $ 77,491        $ 86,987
                                                                                   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     111/112

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

                                                                                      EMERGING GROWTH FUND
                                                                                  ------------------------------
                                                                                     YEAR              YEAR
                                                                                     ENDED            ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                     2002              2001
                                                                                  ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   (850)        $    (923)
Net realized gain (loss) on investment transactions                                   (34,963)          (58,937)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                            (22,012)           33,542
                                                                                  ------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (57,825)          (26,318)
                                                                                  ------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       -                 -
Net realized capital gains                                                                  -               (31)
Return of capital                                                                           -            (2,818)
                                                                                  ------------     -------------
      TOTAL DISTRIBUTIONS                                                                   -            (2,849)
                                                                                  ------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions              (4,593)           26,492
                                                                                  ------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      (4,593)           26,492
                                                                                  ------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                              (62,418)           (2,675)

NET ASSETS, beginning of year                                                         137,099           139,774
                                                                                  ------------     -------------

NET ASSETS, END OF YEAR                                                              $ 74,681         $ 137,099
                                                                                  ============     =============

                                                                                     LIMITED MATURITY BOND FUND
                                                                                  ---------------------------------
                                                                                       YEAR               YEAR
                                                                                      ENDED              ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                       2002               2001
                                                                                  ---------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                            $    921          $    685
Net realized gain (loss) on investment transactions                                          246               108
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                                   582                17
                                                                                  ---------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      1,749               810
                                                                                  ---------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       (922)             (679)
Net realized capital gains                                                                  (222)              (96)
Return of capital                                                                              -                 -
                                                                                  ---------------     -------------
      TOTAL DISTRIBUTIONS                                                                 (1,144)             (775)
                                                                                  ---------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                 23,960             7,443
                                                                                  ---------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         23,960             7,443
                                                                                  ---------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                  24,565             7,478

NET ASSETS, beginning of year                                                             18,376            10,898
                                                                                  ---------------     -------------

NET ASSETS, END OF YEAR                                                                 $ 42,941          $ 18,376
                                                                                  ===============     =============

                                                                                        CORE EQUITY FUND *
                                                                                  -------------------------------
                                                                                      YEAR              YEAR
                                                                                     ENDED             ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                      2002              2001
                                                                                  -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                          $     85          $    136
Net realized gain (loss) on investment transactions                                     (2,747)           (5,964)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                              (1,546)               80
                                                                                  -------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (4,208)           (5,748)
                                                                                  -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (85)             (138)
Net realized capital gains                                                                   -                 -
Return of capital                                                                            -              (431)
                                                                                  -------------     -------------
      TOTAL DISTRIBUTIONS                                                                  (85)             (569)
                                                                                  -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions               (4,475)           (3,617)
                                                                                  -------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (4,475)           (3,617)
                                                                                  -------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                (8,768)           (9,934)

NET ASSETS, beginning of year                                                           20,165            30,099
                                                                                  -------------     -------------

NET ASSETS, END OF YEAR                                                               $ 11,397          $ 20,165
                                                                                  =============     =============

                                                                                          INDEX 500 FUND
                                                                                  --------------------------------
                                                                                      YEAR              YEAR
                                                                                     ENDED              ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                      2002              2001
                                                                                  -------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                         $   2,567          $   2,349
Net realized gain (loss) on investment transactions                                    (10,884)            (3,568)
Net change in unrealized appreciation (depreciation) of investments and futures
   contracts related items                                                             (40,699)           (24,996)
                                                                                  -------------     --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (49,016)           (26,215)
                                                                                  -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                   (2,558)            (2,351)
Net realized capital gains                                                                   -                  -
Return of capital                                                                            -                  -
                                                                                  -------------     --------------
      TOTAL DISTRIBUTIONS                                                               (2,558)            (2,351)
                                                                                  -------------     --------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions               23,101             18,070
                                                                                  -------------     --------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       23,101             18,070
                                                                                  -------------     --------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (28,473)           (10,496)

NET ASSETS, beginning of year                                                          202,902            213,398
                                                                                  -------------     --------------

NET ASSETS, END OF YEAR                                                              $ 174,429          $ 202,902
                                                                                  =============     ==============

                                                                                        MID CAP GROWTH FUND
                                                                                   ------------------------------
                                                                                      YEAR              YEAR
                                                                                      ENDED            ENDED
                                                                                   DECEMBER 31,     DECEMBER 31,
                                                                                      2002              2001
                                                                                   ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                          $   (219)         $   (333)
Net realized gain (loss) on investment transactions                                    (10,482)          (22,993)
Net change in unrealized appreciation (depreciation) of investments                     (4,996)            7,200
                                                                                   ------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (15,697)          (16,126)
                                                                                   ------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        -                 -
Net realized capital gains                                                                   -                 -
                                                                                   ------------     -------------
      TOTAL DISTRIBUTIONS                                                                    -                 -
                                                                                   ------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                4,687             6,755
                                                                                   ------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        4,687             6,755
                                                                                   ------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                               (11,010)           (9,371)

NET ASSETS, beginning of year                                                           45,434            54,805
                                                                                   ------------     -------------

NET ASSETS, END OF YEAR                                                               $ 34,424          $ 45,434
                                                                                   ============     =============

                                                                                          MID CAP VALUE FUND
                                                                                   ---------------------------------
                                                                                         YEAR               YEAR
                                                                                        ENDED              ENDED
                                                                                     DECEMBER 31,       DECEMBER 31,
                                                                                         2002               2001
                                                                                   ---------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                             $    355          $    423
Net realized gain (loss) on investment transactions                                        (1,029)            3,497
Net change in unrealized appreciation (depreciation) of investments                        (6,156)           (6,043)
                                                                                   ---------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (6,830)           (2,123)
                                                                                   ---------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        (355)             (425)
Net realized capital gains                                                                      -            (3,619)
                                                                                   ---------------     -------------
      TOTAL DISTRIBUTIONS                                                                    (355)           (4,044)
                                                                                   ---------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                   3,882             8,262
                                                                                   ---------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           3,882             8,262
                                                                                   ---------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                   (3,303)            2,095

NET ASSETS, beginning of year                                                              61,633            59,538
                                                                                   ---------------     -------------

NET ASSETS, END OF YEAR                                                                  $ 58,330          $ 61,633
                                                                                   ===============     =============

                                                                                    LARGE CAP         STRATEGIC
                                                                                   GROWTH FUND        VALUE FUND        REIT FUND
                                                                                  -------------     -------------     -------------
                                                                                     PERIOD            PERIOD            PERIOD
                                                                                      ENDED             ENDED             ENDED
                                                                                   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                                      2002+             2002+             2002+
                                                                                  -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                           $    18           $    28           $   144
Net realized gain (loss) on investment transactions                                       (167)             (144)             (119)
Net change in unrealized appreciation (depreciation) of investments                       (418)             (437)             (241)
                                                                                  -------------     -------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     (567)             (553)             (216)
                                                                                  -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                      (18)              (30)             (140)
Net realized capital gains                                                                   -                 -                 -
                                                                                  -------------     -------------     -------------
      TOTAL DISTRIBUTIONS                                                                  (18)              (30)             (140)
                                                                                  -------------     -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions                5,675             8,000             5,863
                                                                                  -------------     -------------     -------------
      TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        5,675             8,000             5,863
                                                                                  -------------     -------------     -------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                                 5,090             7,417             5,507

NET ASSETS, beginning of year                                                                -                 -                 -
                                                                                  -------------     -------------     -------------

NET ASSETS, END OF YEAR                                                                $ 5,090           $ 7,417           $ 5,507
                                                                                  =============     =============     =============

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund + For the period from May 1, 2002, (commencement of operations) through December 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                     113/114

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                              YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                            2002          2001          2000         1999         1998
                                         ----------    ----------     ---------    ---------    --------
Net asset value, beginning of year           $1.00         $1.00         $1.00        $1.00       $1.00
                                         ----------    ----------     ---------    ---------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.02          0.04          0.06         0.05        0.05
                                         ----------    ----------     ---------    ---------    --------
   Total from investment operations           0.02          0.04          0.06         0.05        0.05
                                         ----------    ----------     ---------    ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income          (0.02)        (0.04)        (0.06)       (0.05)      (0.05)
                                         ----------    ----------     ---------    ---------    --------
Net asset value, end of year                 $1.00         $1.00         $1.00        $1.00       $1.00
                                         ==========    ==========     =========    =========    ========
   Total return                              1.65%         4.00%         5.99%        4.66%       5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)    $149,429      $128,408       $94,045      $86,581     $53,626
                                         ==========    ==========     =========    =========    ========
Ratio of expenses to average net assets      0.47%         0.50%         0.58%        0.72%       0.72%
                                         ==========    ==========     =========    =========    ========
Ratio of net investment income
   to average net assets                     1.62%         3.78%         5.89%        4.60%       4.88%
                                         ==========    ==========     =========    =========    ========

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                2002           2001           2000         1999        1998
                                             ----------     ----------     ---------    ---------    --------
Net asset value, beginning of year              $10.39         $10.33        $10.40       $10.40      $10.20
                                             ----------     ----------     ---------    ---------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.42           0.51          0.52         0.54        0.51
Net realized and unrealized gain (loss)
   on investment transactions                     0.13           0.41          0.66        (0.54)       0.53
                                             ----------     ----------     ---------    ---------    --------
   Total from investment operations               0.55           0.92          1.18         0.00        1.04
                                             ----------     ----------     ---------    ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income              (0.42)         (0.51)        (1.06)        0.00       (0.51)
Distribution from net realized gains             (0.02)         (0.35)        (0.17)        0.00       (0.33)
Return of capital                                 0.00           0.00         (0.02)        0.00        0.00
                                             ----------     ----------     ---------    ---------    --------
   Total distributions                           (0.44)         (0.86)        (1.25)        0.00       (0.84)
                                             ----------     ----------     ---------    ---------    --------
Net asset value, end of year                    $10.50         $10.39        $10.33       $10.40      $10.40
                                             ==========     ==========     =========    =========    ========
   Total return                                  5.28%          8.91%        12.00%        0.00%      10.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)        $156,206       $123,569       $96,073      $55,975     $53,505
                                             ==========     ==========     =========    =========    ========
Ratio of expenses to average net assets          0.62%          0.65%         0.68%        0.77%       0.77%
                                             ==========     ==========     =========    =========    ========
Ratio of net investment income
   to average net assets                         4.19%          5.23%         5.92%        5.21%       5.26%
                                             ==========     ==========     =========    =========    ========
Portfolio turnover rate                         498.6%         930.7%      1,046.5%       815.1%      477.2%
                                             ==========     ==========     =========    =========    ========

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------
                                              2002            2001          2000        1999       1998
                                           ------------     ----------     --------    --------   --------
Net asset value, beginning of year               $7.25          $7.45        $9.58       $9.19      $9.52
                                           ------------     ----------     --------    --------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.70           0.72         0.91        0.89       0.79
Net realized and unrealized loss
   on investment transactions                    (0.46)         (0.20)       (1.24)      (0.50)     (0.33)
                                           ------------     ----------     --------    --------   --------
   Total from investment operations               0.24           0.52        (0.33)       0.39       0.46
                                           ------------     ----------     --------    --------   --------
LESS DISTRIBUTIONS:
Dividend from net investment income              (0.71)         (0.72)       (1.80)       0.00      (0.79)
                                           ------------     ----------     --------    --------   --------
Net asset value, end of year                     $6.78          $7.25        $7.45       $9.58      $9.19
                                           ============     ==========     ========    ========   ========
   Total return                                  3.41%          6.92%       (3.69%)      4.24%      4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)         $63,212        $60,577      $51,150     $69,928    $69,003
                                           ============     ==========     ========    ========   ========
Ratio of expenses to average net assets          0.83%          0.87% (a)    0.87% (a)   0.85%      0.82%
                                           ============     ==========     ========    ========   ========
Ratio of net investment income
   to average net assets                         9.29%          9.57% (a)   10.07% (a)   9.11%      8.30%
                                           ============     ==========     ========    ========   ========
Portfolio turnover rate                          80.4%          77.0%        65.4%       78.2%      82.7%
                                           ============     ==========     ========    ========   ========

--------------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.88% AND 0.91%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 9.56% AND 10.04%, RESPECTIVELY FOR THE YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000.

THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                 YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                              2002            2001            2000         1999       1998
                                           ------------     ----------     ---------    ---------   ---------
Net asset value, beginning of year              $15.07         $20.19        $41.41       $30.88      $24.37
                                           ------------     ----------     ---------    ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.03)          0.00         (0.08)       (0.05)       0.02
Net realized and unrealized gain (loss)
   on investment transactions                    (5.23)         (5.12)        (9.36)       10.58       10.12
                                           ------------     ----------     ---------    ---------   ---------
   Total from investment operations              (5.26)         (5.12)        (9.44)       10.53       10.14
                                           ------------     ----------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income               0.00           0.00          0.00         0.00       (0.02)
Distribution from net realized gains              0.00           0.00         (7.69)        0.00       (3.61)
Return of capital                                 0.00           0.00         (4.09)        0.00        0.00
                                           ------------     ----------     ---------    ---------   ---------
   Total distributions                            0.00           0.00        (11.78)        0.00       (3.63)
                                           ------------     ----------     ---------    ---------   ---------
Net asset value, end of year                     $9.81         $15.07        $20.19       $41.41      $30.88
                                           ============     ==========     =========    =========   =========
   Total return                                (34.90%)       (25.34%)      (26.10%)      34.10%      41.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)        $102,418       $186,696      $216,016     $284,263    $195,692
                                           ============     ==========     =========    =========   =========
Ratio of expenses to average net assets          0.92% (a)      0.92%         0.84%        0.73%       0.76%
                                           ============     ==========     =========    =========   =========
Ratio of net investment income (loss)
   to average net assets                        (0.21%)(a)      0.02%        (0.27%)      (0.14%)      0.08%
                                           ============     ==========     =========    =========   =========
Portfolio turnover rate                         773.6%         276.2%        309.3%       209.1%      161.3%
                                           ============     ==========     =========    =========   =========

--------------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.93% AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.22%) FOR THE YEAR ENDED DECEMBER 31, 2002.

THE LARGE CAP VALUE FUND*
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2002            2001        2000        1999        1998
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, beginning of year            $16.97         $18.07      $22.21      $22.39      $22.55
                                          -----------      ---------   ---------   ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                           0.25           0.23        0.26        0.21        0.31
Net realized and unrealized gain (loss)
   on investment transactions                  (2.80)         (0.66)       2.10       (0.39)       1.85
                                          -----------      ---------   ---------   ---------   ---------
   Total from investment operations            (2.55)         (0.43)       2.36       (0.18)       2.16
                                          -----------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income            (0.24)         (0.23)      (0.48)       0.00       (0.31)
Distribution from net realized gains           (0.21)         (0.44)      (6.02)       0.00       (2.01)
                                          -----------      ---------   ---------   ---------   ---------
   Total distributions                         (0.45)         (0.67)      (6.50)       0.00       (2.32)
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, end of year                  $13.97         $16.97      $18.07      $22.21      $22.39
                                          ===========      =========   =========   =========   =========
   Total return                              (14.96%)        (2.40%)     12.64%      (0.80%)      9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $188,246       $232,528    $221,583    $290,937    $335,479
                                          ===========      =========   =========   =========   =========
Ratio of expenses to average net assets        0.88%          0.88%       0.84%       0.76%       0.76%
                                          ===========      =========   =========   =========   =========
Ratio of net investment income
   to average net assets                       1.51%          1.26%       1.34%       0.88%       1.27%
                                          ===========      =========   =========   =========   =========
Portfolio turnover rate                        38.0%          49.5%      135.8%       67.6%       24.0%
                                          ===========      =========   =========   =========   =========

--------------------------------------
*    PRIOR TO MAY 1, 2000, THE LARGE CAP VALUE FUND WAS NAMED VALUE EQUITY FUND.

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2002            2001        2000        1999        1998
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, beginning of year            $20.03         $19.76      $19.62      $18.31      $19.83
                                          -----------      ---------   ---------   ---------   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                           0.56           0.60        0.58        0.67        0.60
Net realized and unrealized gain (loss)
   on investment transactions                  (0.39)          1.44        3.26        0.64        0.61
                                          -----------      ---------   ---------   ---------   ---------
   Total from investment operations             0.17           2.04        3.84        1.31        1.21
                                          -----------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
Dividend from net investment income            (0.56)         (0.59)      (1.33)       0.00       (0.60)
Distribution from net realized gains           (0.89)         (1.18)      (2.37)       0.00       (2.13)
                                          -----------      ---------   ---------   ---------   ---------
   Total distributions                         (1.45)         (1.77)      (3.70)       0.00       (2.73)
                                          -----------      ---------   ---------   ---------   ---------
Net asset value, end of year                  $18.75         $20.03      $19.76      $19.62      $18.31
                                          ===========      =========   =========   =========   =========
   Total return                               0.87%*         10.34%      22.22%       7.15%       6.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $526,569       $478,237    $432,379    $482,856    $545,486
                                          ===========      =========   =========   =========   =========
Ratio of expenses to average net assets        0.85%          0.87%       0.83%       0.76%       0.76%
                                          ===========      =========   =========   =========   =========
Ratio of net investment income
   to average net assets                      2.71%*          2.89%       2.92%       3.25%       2.78%
                                          ===========      =========   =========   =========   =========
Portfolio turnover rate                        30.6%          33.6%       30.6%       31.0%       48.0%
                                          ===========      =========   =========   =========   =========

--------------------------------------
* THE PRESENTED TOTAL RETURN AND RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS ARE INCLUSIVE OF PAYMENTS MADE BY AFFILIATES ON INVESTMENT TRANSACTIONS. BEFORE CONSIDERATION OF SUCH PAYMENTS, THE TOTAL RETURN WOULD HAVE BEEN 0.77% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.62%.

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                               2002          2001           2000          1999           1998
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, beginning of year               $11.71       $16.64         $26.78         $18.37        $16.13
                                            ------------   ----------    -----------   ------------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.15         0.37           0.14           0.03          0.10
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions                                   (1.31)       (5.05)         (4.82)          8.38          2.93
                                            ------------   ----------    -----------   ------------   -----------
   Total from investment operations               (1.16)       (4.68)         (4.68)          8.41          3.03
                                            ------------   ----------    -----------   ------------   -----------
LESS DISTRIBUTIONS:
Dividend from net investment income               (0.02)       (0.25)         (0.14)          0.00         (0.10)
Distribution in excess of net
   investment income                               0.00         0.00           0.00           0.00         (0.08)
Distribution from net realized gains               0.00         0.00          (4.59)          0.00         (0.61)
Return of capital                                  0.00         0.00          (0.73)          0.00          0.00
                                            ------------   ----------    -----------   ------------   -----------
   Total distributions                            (0.02)       (0.25)         (5.46)          0.00         (0.79)
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, end of year                     $10.53       $11.71         $16.64         $26.78        $18.37
                                            ============   ==========    ===========   ============   ===========
   Total return                                  (9.94%)     (28.12%)       (18.67%)        45.78%        18.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)         $104,645     $124,949       $162,359       $215,312      $153,822
                                            ============   ==========    ===========   ============   ===========
Ratio of expenses to average net assets           1.23%        1.25%          1.16%          1.08%         1.08%
                                            ============   ==========    ===========   ============   ===========
Ratio of net investment income (loss)
   to average net assets                          1.35%        1.06%         (0.08%)         0.20%         0.45%
                                            ============   ==========    ===========   ============   ===========
Portfolio turnover rate                          106.3%        97.2%          64.4%          45.0%         43.5%
                                            ============   ==========    ===========   ============   ===========

THE SMALL CAP VALUE FUND*
For a Share Outstanding During the Year

                                                                   YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                               2002          2001           2000          1999           1998
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, beginning of year               $14.38       $12.94         $12.64         $12.81        $14.43
                                            ------------   ----------    -----------   ------------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.05)        0.01           0.04           0.08          0.08
Net realized and unrealized gain (loss)
   on investment transactions                     (2.37)        2.10           1.68          (0.25)        (1.41)
                                            ------------   ----------    -----------   ------------   -----------
   Total from investment operations               (2.42)        2.11           1.72          (0.17)        (1.33)
                                            ------------   ----------    -----------   ------------   -----------
LESS DISTRIBUTIONS:
Dividend from net investment income                0.00        (0.02)         (0.12)          0.00         (0.08)
Distribution from net realized gains              (0.96)       (0.65)         (1.30)          0.00         (0.21)
                                            ------------   ----------    -----------   ------------   -----------
   Total distributions                            (0.96)       (0.67)         (1.42)          0.00         (0.29)
                                            ------------   ----------    -----------   ------------   -----------
Net asset value, end of year                     $11.00       $14.38         $12.94         $12.64        $12.81
                                            ============   ==========    ===========   ============   ===========
   Total return                                 (16.76%)      16.75%         13.73%         (1.33%)       (9.16%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)          $77,491      $86,987        $55,677        $44,939       $43,635
                                            ============   ==========    ===========   ============   ===========
Ratio of expenses to average net assets           1.15% (a)    1.14% (a)      1.05% (a)      0.81%         0.82%
                                            ============   ==========    ===========   ============   ===========
Ratio of net investment income (loss)
   to average net assets                         (0.38%)(a)    0.12% (a)      0.38% (a)      0.65%         0.65%
                                            ============   ==========    ===========   ============   ===========
Portfolio turnover rate                           54.4%        67.8%         135.4%         102.8%         61.9%
                                            ============   ==========    ===========   ============   ===========

------------------------------------------
* PRIOR TO MAY 1, 2000, THE SMALL CAP VALUE FUND WAS NAMED SMALL CAPITALIZATION FUND.

(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.16%, 1.16% AND 1.09%, AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.39%), 0.10% AND 0.34%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000.

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year

                                                                YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            2002           2001         2000         1999        1998
                                          ----------     ---------    ---------    ---------    ---------
Net asset value, beginning of  year          $20.46        $24.89       $49.68       $17.43       $12.85
                                          ----------     ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                           (0.14)        (0.13)       (0.26)       (0.11)       (0.06)
Net realized and unrealized gain (loss)
   on investment transactions                 (8.47)        (3.78)      (11.62)       32.36         4.65
                                          ----------     ---------    ---------    ---------    ---------
   Total from investment operations           (8.61)        (3.91)      (11.88)       32.25         4.59
                                          ----------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Distribution from net realized gains           0.00         (0.01)      (12.91)        0.00        (0.01)
Return of capital                              0.00         (0.51)        0.00         0.00         0.00
                                          ----------     ---------    ---------    ---------    ---------
   Total distributions                         0.00         (0.52)      (12.91)        0.00        (0.01)
                                          ----------     ---------    ---------    ---------    ---------
Net asset value, end of year                 $11.85        $20.46       $24.89       $49.68       $17.43
                                          ==========     =========    =========    =========    =========
   Total return                             (42.08%)      (15.84%)     (28.54%)     185.03%       35.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)      $74,681      $137,099     $139,774     $183,413      $38,664
                                          ==========     =========    =========    =========    =========
Ratio of expenses to average net assets       1.05% (a)     1.04%        1.01%        1.04%        1.15%(a)
                                          ==========     =========    =========    =========    =========
Ratio of net investment loss
   to average net assets                     (0.87%)(a)    (0.67%)      (0.68%)      (0.68%)      (0.66%)(a)
                                          ==========     =========    =========    =========    =========
Portfolio turnover rate                      163.6%        134.5%       145.3%       172.4%       240.9%
                                          ==========     =========    =========    =========    =========

----------------------------------
(a) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.06% AND 1.21%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.88%) AND (0.73%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 1998.

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                           YEAR OR PERIOD
                                                          ENDED DECEMBER 31,
                                                ----------------------------------
                                                   2002          2001        2000*
                                                ---------     ---------    --------
Net asset value, beginning of period or year      $10.35        $10.13      $10.00
                                                ---------     ---------    --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.24          0.40        0.41
Net realized and unrealized gain
   on investment transactions                       0.41          0.27        0.30
                                                ---------     ---------    --------
   Total from investment operations                 0.65          0.67        0.71
                                                ---------     ---------    --------
LESS DISTRIBUTIONS:
Dividend from net investment income                (0.24)        (0.40)      (0.41)
Distribution from net realized gains               (0.06)        (0.05)      (0.17)
                                                ---------     ---------    --------
   Total distributions                             (0.30)        (0.45)      (0.58)
                                                ---------     ---------    --------
Net asset value, end of period or year            $10.70        $10.35      $10.13
                                                =========     =========    ========
   Total return                                    6.25%         6.64%       7.18% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $42,941       $18,376     $10,898
                                                =========     =========    ========
Ratio of expenses to average net assets            0.63%         0.74% (c)   0.71% (a)
                                                =========     =========    ========
Ratio of net investment income
   to average net assets                           3.16%         4.96% (c)   6.01% (a)
                                                =========     =========    ========

Portfolio turnover rate                           224.2%        173.9%      331.6%
                                                =========     =========    ========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%, FOR THE YEAR ENDED DECEMBER 31, 2001.

THE CORE EQUITY FUND**
For a Share Outstanding During the Year

                                                                  YEAR OR PERIOD
                                                                 ENDED DECEMBER 31,
                                                  -----------------------------------------------
                                                      2002               2001            2000*
                                                  --------------      ------------     ----------
Net asset value, beginning of period or year              $6.96             $8.74         $10.00
                                                  --------------      ------------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.04              0.04           0.03
Net realized and unrealized loss
   on investment transactions                             (1.70)            (1.65)         (0.86)
                                                  --------------      ------------     ----------
   Total from investment operations                       (1.66)            (1.61)         (0.83)
                                                  --------------      ------------     ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                       (0.04)            (0.05)         (0.03)
Distribution from net realized gains                       0.00              0.00           0.00
Return of capital                                          0.00             (0.12)         (0.40)
                                                  --------------      ------------     ----------
   Total distributions                                    (0.04)            (0.17)         (0.43)
                                                  --------------      ------------     ----------
Net asset value, end of period or year                    $5.26             $6.96          $8.74
                                                  ==============      ============     ==========
   Total return                                         (23.86%)          (18.62%)        (8.38%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)        $11,397           $20,165        $30,099
                                                  ==============      ============     ==========
Ratio of expenses to average net assets                   0.91% (c)         0.91% (c)      0.81% (a)
                                                  ==============      ============     ==========
Ratio of net investment income
   to average net assets                                  0.54% (c)         0.56% (c)      0.36% (a)
                                                  ==============      ============     ==========
Portfolio turnover rate                                  102.9%            145.9%          91.6%
                                                  ==============      ============     ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

**   PRIOR TO MAY 1, 2002, THE CORE EQUITY FUND WAS NAMED GROWTH AND INCOME
     FUND.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.92%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.53% AND 0.55%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001.

THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                   YEAR OR PERIOD
                                                                  ENDED DECEMBER 31,
                                                  -----------------------------------------------
                                                      2002               2001            2000*
                                                  --------------      ------------     ----------
Net asset value, beginning of period or year              $7.90             $9.08         $10.00
                                                  --------------      ------------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.09              0.09           0.07
Net realized and unrealized loss
   on investment transactions                             (1.85)            (1.18)         (0.91)
                                                  --------------      ------------     ----------
   Total from investment operations                       (1.76)            (1.09)         (0.84)
                                                  --------------      ------------     ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                       (0.09)            (0.09)         (0.07)
Return of capital                                          0.00              0.00          (0.01)
                                                  --------------      ------------     ----------
   Total distributions                                    (0.09)            (0.09)         (0.08)
                                                  --------------      ------------     ----------
Net asset value, end of period or year                    $6.05             $7.90          $9.08
                                                  ==============      ============     ==========
   Total return                                         (22.28%)          (11.98%)        (8.40%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)       $174,429          $202,902       $213,398
                                                  ==============      ============     ==========
Ratio of expenses to average net assets                   0.25% (c)         0.25% (c)      0.25% (a)(c)
                                                  ==============      ============     ==========
Ratio of net investment income
   to average net assets                                  1.35% (c)         1.17% (c)      1.08% (a)(c)
                                                  ==============      ============     ==========
Portfolio turnover rate                                    3.4%              1.2%           2.7%
                                                  ==============      ============     ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.36%, 0.39% AND 0.37%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24%, 1.02% AND 0.97%, RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                       YEAR OR PERIOD
                                                                      ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                         2002               2001              2000*
                                                    ---------------      ------------       ----------
Net asset value, beginning of period or year                 $6.29             $8.75           $10.00
                                                    ---------------      ------------       ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.03)            (0.05)           (0.03)
Net realized and unrealized loss
   on investment transactions                                (2.02)            (2.41)           (1.22)
                                                    ---------------      ------------       ----------
   Total from investment operations                          (2.05)            (2.46)           (1.25)
                                                    ---------------      ------------       ----------
LESS DISTRIBUTIONS:
Distribution from net realized gains                          0.00              0.00             0.00
                                                    ---------------      ------------       ----------
Net asset value, end of period or year                       $4.24             $6.29            $8.75
                                                    ===============      ============       ==========
   Total return                                            (32.59%)          (28.11%)         (12.50%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)           $34,424           $45,434          $54,805
                                                    ===============      ============       ==========
Ratio of expenses to average net assets                      0.99% (c)         1.00% (c)        1.00% (a) (c)
                                                    ===============      ============       ==========
Ratio of net investment loss
   to average net assets                                    (0.57%)(c)        (0.70%)(c)       (0.60%)(a) (c)
                                                    ===============      ============       ==========
Portfolio turnover rate                                     230.4%            327.4%           202.5%
                                                    ===============      ============       ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE INVESTMENT ADVISER AND ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05%, 1.09% AND 1.08%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.63%), (0.81%) AND (0.68%), RESPECTIVELY, FOR THE YEARS ENDED DECEMBER 31, 2002, AND DECEMBER 31, 2001 AND THE PERIOD ENDED DECEMBER 31, 2000.

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                     YEAR OR PERIOD
                                                                    ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                         2002               2001              2000*
                                                    ---------------      ------------       ----------
Net asset value, beginning of period or year                $10.83            $11.92           $10.00
                                                    ---------------      ------------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.06              0.07             0.03
Net realized and unrealized gain (loss)
   on investment transactions                                (1.08)            (0.45)            2.37
                                                    ---------------      ------------       ----------
   Total from investment operations                          (1.02)            (0.38)            2.40
                                                    ---------------      ------------       ----------
LESS DISTRIBUTIONS:
Dividend from net investment income                          (0.06)            (0.07)           (0.03)
Distribution from net realized gains                          0.00             (0.64)           (0.45)
                                                    ---------------      ------------       ----------
   Total distributions                                       (0.06)            (0.71)           (0.48)
                                                    ---------------      ------------       ----------
Net asset value, end of period or year                       $9.75            $10.83           $11.92
                                                    ===============      ============       ==========
   Total return                                             (9.42%)           (3.17%)          23.99% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)           $58,330           $61,633          $59,538
                                                    ===============      ============       ==========
Ratio of expenses to average net assets                      0.85%             0.89%            0.90% (a)
                                                    ===============      ============       ==========
Ratio of net investment income
   to average net assets                                     0.55%             0.70%            0.38% (a)
                                                    ===============      ============       ==========
Portfolio turnover rate                                      91.4%            222.2%           213.0%
                                                    ===============      ============       ==========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.03
Net realized and unrealized loss
   on investment transactions                                     (1.59)
                                                        ----------------
   Total from investment operations                               (1.56)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.03)
                                                        ----------------
Net asset value, end of period or year                            $8.41
                                                        ================
   Total return                                                 (15.60%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $5,090
                                                        ================
Ratio of expenses to average net assets                           0.98% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          0.70% (a) (c)
                                                        ================
Portfolio turnover rate                                           34.6%
                                                        ================

--------------------------------------------------
* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.11%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.43)% FOR THE PERIOD ENDED DECEMBER 31, 2002.

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.03
Net realized and unrealized loss
   on investment transactions                                     (1.46)
                                                        ----------------
   Total from investment operations                               (1.43)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.03)
                                                        ----------------
Net asset value, end of period or year                            $8.54
                                                        ================
   Total return                                                 (14.25%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $7,417
                                                        ================
Ratio of expenses to average net assets                           1.24% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          0.82% (a) (c)
                                                        ================
Portfolio turnover rate                                           20.6%
                                                        ================

--------------------------------------------------

* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.24%, AND THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.18%) FOR THE PERIOD ENDED DECEMBER 31,2002.

REIT FUND
For a Share Outstanding During the Year

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                             2002*
                                                        ----------------
Net asset value, beginning of period or year                     $10.00
                                                        ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.25
Net realized and unrealized loss
   on investment transactions                                     (1.01)
                                                        ----------------
   Total from investment operations                               (0.76)
                                                        ----------------
LESS DISTRIBUTIONS:
Dividend from net investment income                               (0.24)
                                                        ----------------
Net asset value, end of period or year                            $9.00
                                                        ================
   Total return                                                  (7.55%)(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                 $5,507
                                                        ================
Ratio of expenses to average net assets                           1.22% (a) (c)
                                                        ================
Ratio of net investment income
   to average net assets                                          5.31% (a) (c)
                                                        ================
Portfolio turnover rate                                           45.4%
                                                        ================

--------------------------------------------------

* FOR THE PERIOD FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

(a)  ANNUALIZED.

(b)  NOT ANNUALIZED.

(c) HAD FEES NOT BEEN WAIVED BY THE ADMINISTRATOR OF THE FUND, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.25%, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.28% FOR THE PERIOD ENDED DECEMBER 31, 2002.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. ("Penn Series") was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds (the "Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in three additional funds. The Fund would have its own investment objective and policy. Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:

    MONEY MARKET FUND -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the "Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, EMERGING GROWTH, LIMITED MATURITY BOND, CORE EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends from investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund have entered into futures contracts during the year ended December 31, 2002. Open futures contracts held by the Index 500 Fund at December 31, 2002 were as follows:

                FUTURES      EXPIRATION          UNIT        CLOSING    CURRENT VALUE
  TYPES         CONTRACT        DATE       (@250 PER UNIT)    PRICE     (IN THOUSANDS)
  -----         --------        ----       ---------------    -----     --------------
Buy/Long     S&P 500 Index    3/21/03            41          $878.90      $9,009

    OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed, are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. No call contracts were open as of December 31, 2002.

    FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2002. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2002 were as follows:

                                                                                                                     UNREALIZED
                                                   FOREIGN                            U.S.              U.S.          FOREIGN
                                                  CURRENCY                          CONTRACT          CONTRACT        EXCHANGE
          FORWARD FOREIGN        EXPIRATION       CONTRACT          FORWARD          AMOUNT           VALUE          GAIN/LOSS
              CURRENCY              DATE           (000S)             RATE           (000S)            (000S)          (000S)
         -------------------     -----------    --------------     -----------    --------------     -----------    -------------
Buy      Swiss Franc              02/10/03              7,800         1.38151            $5,245          $5,646             $401
Buy      Swiss Franc              04/17/03              4,700         1.37951             3,270           3,407              137
Buy      European Currency        02/10/03             14,800         0.95465            14,619          15,503              884
Buy      British Pound            02/10/03             11,000         0.62298            16,893          17,657              764
Buy      British Pound            04/17/03              5,700         0.62589             8,983           9,107              124
Buy      Japanese Yen             02/10/03            450,000       118.48341             3,748           3,798               50
Sell     Swiss Franc              02/10/03              7,800         1.38151             5,189           5,646            (457)
Sell     Swiss Franc              04/17/03              4,700         1.37951             3,153           3,407            (254)
Sell     European Currency        02/10/03              3,600         0.95465             3,479           3,771            (292)
Sell     European Currency        02/10/03             11,200         0.95465            10,725          11,732          (1,007)
Sell     British Pound            02/10/03             11,000         0.62298            16,725          17,657            (932)
Sell     British Pound            04/17/03              5,700         0.62589             8,747           9,107            (360)
Sell     Japanese Yen             02/10/03            450,000       118.48341             3,753           3,798             (45)

                                                                    Net unrealized foreign exchange depreciation          ($987)
                                                                                                                          ======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

    Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of the Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin Advisers") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin Advisers on May 1, 2002. As sub-adviser, Franklin Advisers provides investment management services to the Fund.

    Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly

Managed: 1.00%; International Equity: 1.50%; Small Cap Value: 1.15%; Emerging
Growth: 1.15%; Limited Maturity Bond: 0.90%; Core Equity: 1.00%; Index 500:
0.40%; Mid Cap Growth: 1.00%; Mid Cap Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%. At December 31, 2002, the following receivables from affiliates, related to fee waivers, were reflected as other assets in the respective Funds' financial statements:

FUND                                    RECEIVABLE
Large Cap Growth Fund                    $24,616
Strategic Value Fund                      29,114
REIT Fund                                 23,899

    Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2002. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

    Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2002.

FUND                          ASSETS
Money Market Fund             $5,278,435
Quality Bond Fund             28,533,056
High Yield Bond Fund             117,404
Growth Equity Fund            15,218,195
Large Cap Value Fund          10,724,732
Flexibly Managed Fund         17,342,982
International Equity Fund     12,727,354
Small Cap Value Fund           3,605,882
Emerging Growth Fund           2,739,857
Core Equity Fund               8,332,883
Index 500 Fund                10,898,168
Mid Cap Growth Fund            1,547,891
Strategic Value Fund             155,710
REIT Fund                         87,743

PAYMENTS MADE BY AFFILIATES

    The subadvisor of the Flexibly Managed Fund reimbursed the Fund for losses on investment transactions during the year. The reimbursement resulted from a failure to execute a voluntary corporate action on a timely basis and amounted to $453,019.

5 -- CAPITAL STOCK

    At December 31, 2002, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

5 - CAPITAL STOCK

(SHARE AMOUNTS IN THOUSANDS)

CLASS                                     PAR VALUE      NUMBER OF
                                                         SHARES
Money Market Fund Common Stock              $0.1000        500,000
Quality Bond Fund Common Stock               0.1000        250,000
High Yield Bond Fund Common Stock            0.1000        250,000
Growth Equity Fund Common Stock              0.1000        250,000
Large Cap Value Fund Common Stock            0.1000        250,000
Flexibly Managed Fund Common Stock           0.1000        250,000
International Equity Fund Common Stock       0.1000        250,000
Small Cap Value Fund Common Stock            0.1000        250,000
Emerging Growth Fund Common Stock            0.1000        250,000
Limited Maturity Bond Fund Common Stock      0.0001        250,000
Core Equity Fund Common Stock                0.0001        250,000
Index 500 Fund Common Stock                  0.0001        250,000
Mid Cap Growth Fund Common Stock             0.0001        250,000
Mid Cap Value Fund Common Stock              0.0001        250,000
Large Cap Growth Fund Common Stock           0.0001        250,000
Strategic Value Fund Common Stock            0.0001        250,000
REIT Fund Common Stock                       0.0001        250,000
Class D Common Stock                         0.0001        250,000
Class E Common Stock                         0.0001        250,000
Class F Common Stock                         0.0001        250,000

Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                THE YEAR OR PERIOD ENDED DECEMBER 31, 2002:
                              -----------------------------------------------------------------------------
                                    RECEIVED FOR               SHARES ISSUED FOR            PAID FOR
                                    SHARES SOLD                  REINVESTMENT            SHARES REDEEMED
                                    -----------                  ------------            ---------------
                               SHARES         AMOUNT       SHARES        AMOUNT       SHARES         AMOUNT
                               ------         ------       ------        ------       ------         ------
Money Market Fund             383,842       $383,842        2,297        $2,297      365,120       $365,120
Quality Bond Fund               5,301         55,942        1,573        16,390        3,896         41,032
High Yield Bond Fund            3,260         23,722        1,714        11,984        4,003         29,211
Growth Equity Fund              1,127         13,903            3            48        3,085         38,483
Large Cap Value Fund            1,746         27,389          968        15,080        2,936         45,049
Flexibly Managed Fund           5,138        106,432        4,095        79,341        5,025        100,539
International Equity Fund      21,363        238,791          242         2,810       22,335        251,799
Small Cap Value Fund            2,098         29,057          728         8,545        1,829         23,440
Emerging Growth Fund            1,752         26,057            -             -        2,150         30,650
Limited Maturity Bond Fund      3,376         36,208          182         1,918        1,321         14,166
Core Equity Fund  *               169          1,029           36           222          934          5,726
Index 500 Fund                  8,535         59,673          718         4,909        6,132         41,480
Mid Cap Growth Fund             2,564         12,899            -             -        1,674          8,212
Mid Cap Value Fund              1,188         12,699          410         4,398        1,303         13,215
Large Cap Growth Fund +           704          6,509            2            18          101            852
Strategic Value Fund +            969          8,838            3            29          104            867
REIT Fund +                       718          6,802           16           140          122          1,079

                                                      THE YEAR ENDED DECEMBER 31, 2001:
                              -----------------------------------------------------------------------------
                                    RECEIVED FOR               SHARES ISSUED FOR            PAID FOR
                                    SHARES SOLD                  REINVESTMENT            SHARES REDEEMED
                                    -----------                  ------------            ---------------
                               SHARES         AMOUNT       SHARES        AMOUNT       SHARES         AMOUNT
                               ------         ------       ------        ------       ------         ------
Money Market Fund             328,136       $328,136        4,656        $4,656      298,433       $298,433
Quality Bond Fund               4,870         53,038          640         6,606        2,917         31,557
High Yield Bond Fund            2,999         23,579          837         6,236        2,346         18,451
Growth Equity Fund              1,589         26,591        3,331        67,249        3,229         52,869
Large Cap Value Fund            1,753         30,903        2,059        37,214        2,376         41,590
Flexibly Managed Fund           3,976         83,059        1,601        31,684        3,582         74,799
International Equity Fund       6,288         84,127        1,757        29,237        7,134         94,820
Small Cap Value Fund            2,148         29,629          556         7,142          957         13,024
Emerging Growth Fund            1,534         30,544        1,179        28,914        1,628         32,966
Limited Maturity Bond Fund        934          9,940           63           635          297          3,132
Core Equity Fund *                187          1,389          218         1,884          953          6,890
Index 500 Fund                  7,025         57,662          206         1,875        5,040         41,467
Mid Cap Growth Fund             2,708         18,284            -             -        1,748         11,529
Mid Cap Value Fund              1,745         19,808          203         2,417        1,253         13,963

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

6 -- COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)

At December 31, 2002, Net Assets consisted of the following:

                                                                       MONEY        QUALITY    HIGH     GROWTH   LARGE CAP  FLEXIBLY
                                                                       MARKET        BOND      YIELD    EQUITY     VALUE    MANAGED
                                                                        FUND         FUND    BOND FUND   FUND       FUND      FUND
                                                                     ------------- --------- --------- --------- --------- ---------
Capital paid in                                                          $149,429  $153,748   $82,722  $255,113  $217,392  $490,733
Undistributed net investment income (loss)                                      -        12       (28)        -        38       216
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                             -       612   (14,553) (147,744)  (16,692)   (1,912)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                          -     1,834    (4,929)   (4,951)  (12,492)   37,532
                                                                     ------------- --------- --------- --------- --------- ---------
                         Total Net Assets                                $149,429  $156,206   $63,212  $102,418  $188,246  $526,569
                                                                     ============= ========= ========= ========= ========= =========

                                                                     INTERNATIONAL SMALL CAP EMERGING   LIMITED     CORE    INDEX
                                                                         EQUITY      VALUE    GROWTH   MATURITY    EQUITY    500
                                                                          FUND       FUND      FUND    BOND FUND    FUND*    FUND
                                                                     ------------- --------- --------- --------- --------- ---------
Capital paid in                                                          $144,206   $95,487  $172,647   $42,158   $24,548  $276,224
Undistributed net investment income (loss)                                    246         -         -         6         -        10
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                       (36,974)   (1,897)  (98,716)       35   (12,615)  (14,961)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                     (2,833)  (16,099)      750       742      (536)  (86,844)
                                                                     ------------- --------- --------- --------- --------- ---------
                         Total Net Assets                                $104,645   $77,491   $74,681   $42,941   $11,397  $174,429
                                                                     ============= ========= ========= ========= ========= =========

                                                                        MID CAP     MID CAP  LARGE CAP STRATEGIC
                                                                         GROWTH      VALUE    GROWTH     VALUE      REIT
                                                                          FUND       FUND      FUND+     FUND+      FUND+
                                                                     ------------- --------- --------- --------- ---------
Capital paid in                                                           $74,758   $62,135    $5,675    $7,999    $5,863
Undistributed net investment income (loss)                                      -         -         -         -         4
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange                                       (40,895)   (1,356)     (167)     (145)     (119)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items                        561    (2,449)     (418)     (437)     (241)
                                                                     ------------- --------- --------- --------- ---------
                         Total Net Assets                                 $34,424   $58,330    $5,090    $7,417    $5,507
                                                                     ============= ========= ========= ========= =========

7 -- PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the year ended December 31, 2002, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                PURCHASES      SALES
                               ----------   ----------
Quality Bond Fund               $104,793      $87,710
High Yield Bond Fund              49,611       44,050
Growth Equity Fund             1,023,932    1,064,432
Large Cap Value Fund              81,817       95,341
Flexibly Managed Fund            207,620      104,334
International Equity Fund        120,474      133,617
Small Cap Value Fund              50,692       45,801
Emerging Growth Fund             156,373      164,869
Limited Maturity Bond Fund        12,597        6,117
Core Equity Fund *                15,181       20,269
Index 500 Fund                    28,170        5,889
Mid Cap Growth Fund               91,497       87,869
Mid Cap Value Fund                58,338       56,777
Large Cap Growth Fund +            6,675        1,216
Strategic Value Fund +             8,539        1,037
REIT Fund +                        7,495        1,884

8 -- SECURITIES LOANS

Each portfolio Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2002, securities lending activities are summarized as follows:

                              MARKET VALUE OF
PORTFOLIO                    SECURITIES ON LOAN    MARKET VALUE OF COLLATERAL    INCOME FROM LENDING#
---------                    ------------------    --------------------------    --------------------
International Equity Fund            $6,494,400                    $6,921,100                  $2,098
Small Cap Value Fund                  1,914,872                     2,226,500                  30,861
Emerging Growth Fund                 21,087,349                    21,937,760                  89,563
Mid Cap Growth Fund                  13,438,712                    14,021,431                  24,663
Mid Cap Value Fund                   21,931,311                    22,632,227                  31,515

----------------------------------------------

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

+ For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

# Income earned for the period is included in interest income on the Statement of Operations.

At December 31, 2002, the securities on loan were collateralized by the following:

                                                                   INTERNATIONAL  SMALL CAP    EMERGING      MID CAP       MID CAP
                                                                      EQUITY        VALUE       GROWTH       GROWTH         VALUE
                                                                       FUND         FUND         FUND         FUND          FUND
                                                                   -------------  ----------  -----------  ------------  -----------
American Express FRN, 1.42125% due 12/12/2003                        $         -  $        -  $   150,662  $   868,274   $   509,233
Bank Brussels Lambert TD, 1.75% due 1/2/2003                                   -           -            -      540,622             -
Bear Stearns FRN, 1.93% due 1/15/2003                                          -           -            -      376,447       940,392
Bear Stearns FRN, 1.9625% due 1/15/2003                                        -           -            -      153,315
Bear Stearns FRN, 1.90% due 1/16/2003                                          -           -            -      433,631     2,377,941
Bear Stearns FRN, 1.38% due 1/16/2003                                          -           -            -            -       672,167
Black Rock Institutional Money Market Trust, 1.430712% due 1/2/2003    6,921,100   2,147,200   15,847,481    7,098,366    10,098,268
Canadian Imperial Bank TD, 0.75% due 1/2/2003                                  -           -       12,776        7,136        45,426
Concorde Minutemen CP, 1.40% due 1/16/2003                                     -      76,657    1,743,398            -     1,485,529
Credit Suisse TD, 1.75% due 1/2/2003                                           -           -      305,623      635,274       141,567
Crown Point Capital CP, 1.39% due 1/10/2003                                    -           -            -      226,209             -
Dresdner Bank FRN, 1.775% due 10/6/2003                                        -           -      295,809      463,726             -
Lexington Parker Capital CP, 1.39% due 1/15/2003                               -           -      559,104      225,542             -
Merrill Lynch MTN, 1.38% due 1/27/2003                                         -           -    1,403,952    1,158,953     1,193,931
Morgan Stanley FRN, 1.955% due 4/15/2003                                       -           -       49,488      342,020       321,500
Morgan Stanley FRN, 1.92% due 4/25/2003                                        -           -            -            -       698,054
Mortgage Interest CP, 1.42% due 1/13/2003                                      -           -            -          403             -
National City Bank FRN, 1.695% due 3/5/2003                                    -           -            -      702,098       721,550
National City Bank FRN, 1.58625% due 11/10/2003                                -           -      882,985       85,999     1,863,109
National Rural Utilities CP, 1.41% due 1/14/2003                               -           -            -      240,004             -
Royal Bank of Canada TD, 1.21875% due 1/2/2003                                 -           -      306,098      204,386       356,027
Royal Bank of Canada TD, 1.28125% due 1/2/2003                                 -           -       26,774       59,600             -
UBS Warburg RP, 1.11% due 1/2/2003                                             -       2,643      128,786      199,426       408,159
Wyeth CP, 1.75% due 1/22/2003                                                  -           -      224,824            -       799,374
                                                                   -------------  ----------  -----------  ------------  -----------
                                                                     $ 6,921,100  $2,226,500  $21,937,760  $14,021,431   $22,632,227
                                                                   =============  ==========  ===========  ============  ===========

9 -- FEES PAID INDIRECTLY

    Certain subadvisors have directed certain portfolio trades to a broker. A portion of the commissions paid to that broker have been recaptured by the Funds. The recaptured commissions for the year ended December 31, 2002 were as follows:

PORTFOLIO                        OVERALL REDUCTION
---------                        -----------------
Growth Equity Fund                         $72,700
Large Cap Value Fund                        53,592
Flexibly Managed Fund                       54,824
International Equity Fund                   51,480
Mid Cap Growth Fund                         43,278
Mid Cap Value Fund                          61,991

10 -- CREDIT AND MARKET RISK

    The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 -- CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                      HIGH YIELD           GROWTH           LARGE CAP        INTERNATIONAL       EMERGING            CORE
                         BOND              EQUITY             VALUE              EQUITY           GROWTH            EQUITY
                         FUND               FUND              FUND                FUND             FUND              FUND*
                     --------------------------------------------------------------------------------------------------------
2003                 $ 1,052,436        $          -       $         -        $         -       $         -       $         -
2004                     525,647                   -                 -                  -                 -                 -
2005                           -                   -                 -                  -                 -                 -
2006                      14,558                   -                 -                  -                 -                 -
2007                     861,638                   -                 -                  -                 -                 -
2008                   2,950,490                   -                 -                  -                 -                 -
2009                   5,142,678          92,631,905                 -         20,880,982        57,329,514         9,432,384
2010                   3,195,102          46,865,978        11,485,783         15,632,139        35,616,716         2,781,519
                     --------------------------------------------------------------------------------------------------------
  Total              $13,742,549        $139,497,883       $11,485,783        $36,513,121       $92,946,230       $12,213,903

                        INDEX              MID CAP             MID CAP          LARGE CAP          STRATEGIC
                         500               GROWTH               VALUE             GROWTH             VALUE              REIT
                        FUND                FUND                FUND               FUND              FUND               FUND
2003                 $         -         $         -          $      -        $         -           $     -           $     -
2004                           -                   -                 -                  -                 -                 -
2005                           -                   -                 -                  -                 -                 -
2006                           -                   -                 -                  -                 -                 -
2007                           -                   -                 -                  -                 -                 -
2008                           -                   -                 -                  -                 -                 -
2009                   3,345,720          28,105,573                 -                  -                 -                 -
2010                  11,240,603          12,118,765           793,874            111,705            33,254            41,625
                     --------------------------------------------------------------------------------------------------------
  Total              $14,586,323        $ 40,224,338          $793,874       $    111,705           $33,254           $41,625

*    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
     Fund.

PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2002

12 -- TAX CHARACTER OF DISTRIBUTIONS

The tax character of distributions paid during the        MONEY    QUALITY    HIGH YIELD       GROWTH       LARGE CAP     FLEXIBLY
  fiscal year ended December 31, 2002 were as follows:   MARKET      BOND        BOND          EQUITY         VALUE       MANAGED
                                                          FUND       FUND        FUND           FUND           FUND         FUND
                                                       ---------- ---------- ------------  -------------  ------------- ------------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                                      $2,240,415 $6,223,748  $6,022,189    $         -     $3,236,998  $14,599,413
  Net long-term capital gains                                   -          -           -              -      2,806,117   23,254,387
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL TAXABLE DISTRIBUTIONS                             2,240,415  6,223,748   6,022,189              -      6,043,115   37,853,800
  Tax return of capital                                         -          -         504              -              -            -
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL DISTRIBUTIONS PAID                               $2,240,415 $6,223,748  $6,022,693    $         -     $6,043,115  $37,853,800
                                                       ========== ========== ============  =============  ============= ============

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                        $        -   $218,209  $        -    $         -        $38,776    $ 216,043
  Undistributed long-term capital gains                         -    406,230           -              -              -            -
                                                       ---------- ---------- ------------  -------------  ------------- ------------
ACCUMULATED EARNINGS                                            -    624,439           -              -         38,776      216,043
  Accumulated capital and other losses                          -          - (14,522,275)  (144,732,004)   (14,650,250)    (324,813)
  Unrealized appreciation/(depreciation)*                       -  1,833,981  (4,987,575)    (7,962,771)   (14,534,658)  35,945,038
                                                       ---------- ---------- ------------  -------------  ------------- ------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                   $        - $2,458,420 ($19,509,850) ($152,694,775) ($29,146,132) $35,836,268
                                                       ========== ========== ============  =============  ============= ============

The tax character of distributions         INTERNATIONAL    SMALL CAP      EMERGING         LIMITED         CORE          INDEX
  paid during the fiscal year                  EQUITY         VALUE         GROWTH       MATURITY BOND     EQUITY          500
  ended December 31, 2002 were as follows:      FUND           FUND          FUND            FUND          FUND**          FUND
                                            ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                           $   155,302   $    407,841   $         -      $1,043,401   $     84,739   $  2,557,648
  Net long-term capital gains                         -      5,906,624             -         100,320              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                     155,302      6,314,465             -       1,143,721         84,739      2,557,648
  Tax return of capital                               -              -             -               -              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                    $   155,302   $  6,314,465   $         -      $1,143,721   $     84,739   $  2,557,648
                                            ============  =============  ============   =============  =============  =============

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income             $         -   $     14,550   $         -      $   41,658   $         14   $      9,714
  Undistributed long-term capital gains               -              -             -               -              -              -
                                            ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                                  -         14,550             -          41,658             14          9,714
  Accumulated capital and other losses      (37,459,072)      (737,328)  (94,496,034)              -    (12,379,133)   (14,679,645)
  Unrealized appreciation/(depreciation)*    (2,102,724)   (17,273,017)   (3,470,113)        741,524       (772,600)   (87,125,754)
                                            ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)        ($39,561,796) ($17,995,795)  ($97,966,147)    $  783,182   ($13,151,719)  ($101,795,685)
                                            ============  =============  ============   =============  =============  =============

The tax character of distributions paid during the fiscal       MID CAP        MID CAP    LARGE CAP     STRATEGIC
  year ended December 31, 2002 were as follows:                 GROWTH          VALUE      GROWTH         VALUE         REIT
                                                                 FUND            FUND       FUND           FUND         FUND
                                                              ------------  ------------  ----------   -----------  -----------
DISTRIBUTIONS PAID FROM 2002:
  Ordinary Income                                              $        -   $   354,626   $  17,683     $  28,200    $ 139,985
  Net long-term capital gains                                           -             -           -             -            -
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL TAXABLE DISTRIBUTIONS                                             -       354,626      17,683        28,200      139,985
  Tax return of capital                                                 -             4         266         1,368            -
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL DISTRIBUTIONS PAID                                       $        -   $   354,630   $  17,949     $  29,568    $ 139,985
                                                              ============  ============  ==========   ===========  ===========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                $        -   $         -   $       -     $       -    $   4,405
  Undistributed long-term capital gains                                 -             -           -             -            -
                                                              ------------  ------------  ----------   -----------  -----------
ACCUMULATED EARNINGS                                                    -             -           -             -        4,405
  Accumulated capital and other losses                        (40,273,903)   (1,056,319)   (140,425)      (81,804)     (46,902)
  Unrealized appreciation/(depreciation)*                         (60,233)   (2,748,669)   (444,876)     (499,720)    (313,278)
                                                              ------------  ------------  ----------   -----------  -----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)                          ($40,334,136) ($3,804,988)  ($585,301)    ($581,524)   ($355,775)
                                                              ============  ============  ==========   ===========  ===========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

** Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

The tax character of distributions paid         MONEY        QUALITY      HIGH YIELD        GROWTH       LARGE CAP       FLEXIBLY
  during the fiscal year ended                 MARKET          BOND          BOND           EQUITY         VALUE         MANAGED
  December 31, 2001 were as follows:            FUND           FUND          FUND            FUND           FUND           FUND
                                             ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                             $4,341,006     $9,655,090    $5,961,607         $34,809     $6,791,129    $20,183,161
  Net long-term capital gains                          -        511,261             -               -      2,296,784     21,767,964
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                    4,341,006     10,166,351     5,961,607          34,809      9,087,913     41,951,125
  Tax return of capital                                -              -             -          13,030              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                      $4,341,006    $10,166,351    $5,961,607         $47,839     $9,087,913    $41,951,125
                                             ============  =============  ============   =============  =============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                      $ -       $257,663       $48,542             $ -            $ -       $255,695
  Undistributed long-term capital gains                -              -             -               -      2,806,117        204,148
                                             ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                                   -        257,663        48,542               -      2,806,117        459,843
  Accumulated capital and other losses            (1,837)      (588,475)  (11,180,275)   (102,518,099)    (2,863,157)      (204,148)
  Unrealized appreciation/(depreciation)*              -      1,451,613    (4,565,977)      9,274,901     12,613,529     74,618,893
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)             ($1,837)    $1,120,801   ($15,697,710)  ($93,243,198)   $12,556,489    $74,874,588
                                             ============  =============  ============   =============  =============  =============

The tax character of distributions paid      INTERNATIONAL  SMALL CAP      EMERGING        LIMITED          CORE          INDEX
  during the fiscal year ended                 EQUITY         VALUE         GROWTH       MATURITY BOND     EQUITY          500
  December 31, 2001 were as follows:            FUND           FUND          FUND            FUND         FUND **          FUND
                                             ------------  -------------  ------------   -------------  -------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                             $2,655,114     $1,698,886       $30,444        $773,885       $136,208     $2,348,931
  Net long-term capital gains                          -      1,867,968             -             600              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                    2,655,114      3,566,854        30,444         774,485        136,208      2,348,931
  Tax return of capital                                -              -     2,818,144               -        432,292          2,417
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL DISTRIBUTIONS PAID                      $2,655,114     $3,566,854    $2,848,588        $774,485       $568,500     $2,351,348
                                             ============  =============  ============   =============  =============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $155,302        $65,337           $ -         $33,574            $ -            $ -
  Undistributed long-term capital gains                -        689,316             -               -              -              -
                                             ------------  -------------  ------------   -------------  -------------  -------------
ACCUMULATED EARNINGS                             155,302        754,653             -          33,574              -              -
  Accumulated capital and other losses       (24,291,553)      (756,965)  (59,967,790)        (14,530)    (9,825,986)    (3,617,625)
  Unrealized appreciation/(depreciation)*     (6,865,371)     5,674,301    18,976,160         159,378        967,734    (46,603,308)
                                             ------------  -------------  ------------   -------------  -------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         ($31,001,622)   $5,671,989   ($40,991,630)      $178,422    ($8,858,252)  ($50,220,933)
                                             ============  =============  ============   =============  =============  =============

The tax character of distributions paid        MID CAP       MID CAP
  during the fiscal year ended                 GROWTH         VALUE
  December 31, 2001 were as follows:            FUND           FUND
                                             ------------  -------------
DISTRIBUTIONS PAID FROM 2001:
  Ordinary Income                                    $ -     $3,241,906
  Net long-term capital gains                          -        801,834
                                             ------------  -------------
TOTAL TAXABLE DISTRIBUTIONS                            -      4,043,740
  Tax return of capital                                -              -
                                             ------------  -------------
TOTAL DISTRIBUTIONS PAID                             $ -     $4,043,740
                                             ============  =============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                      $ -            $ -
  Undistributed long-term capital gains                -              -
                                             ------------  -------------
ACCUMULATED EARNINGS                                   -              -
  Accumulated capital and other losses       (29,199,032)             -
  Unrealized appreciation/(depreciation)*      4,342,260     (3,380,050)
                                             ------------  -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)         ($24,856,772)  ($3,380,050)
                                             ============  =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

** Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Core Equity Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, or collectively, the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 3, 2003